P R O S P E C T U S

Filed Pursuant to Rule 497(e)
Registration Number 333-140010

$462,000,000

BlackRock Preferred and Equity Advantage Trust

Auction Market Preferred Shares (‘‘AMPS’’)
4,620 Shares, Series T7
4,620 Shares, Series W7
4,620 Shares, Series R7
4,620 Shares, Series F7
Liquidation Preference $25,000 per Share

The Trust is offering 4,620 shares of Series T7 Auction Market Preferred Shares, 4,620 shares of Series W7 Auction Market Preferred Shares, 4,620 shares of Series R7 Auction Market Preferred Shares and 4,620 shares of Series F7 Auction Market Preferred Shares. The shares are referred to in this prospectus as ‘‘AMPS.’’ The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends.

Investment Objective.    BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) is a recently organized, non-diversified, closed-end management investment company. The Trust’s investment objective is to seek current income, current gains and capital appreciation. The Trust cannot ensure that it will achieve its investment objective or will be able to structure its investments as anticipated.

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Investing in the AMPS of the Trust involves certain risks. See ‘‘Risks’’ on page 40 of this prospectus. The minimum purchase amount of the AMPS is $25,000.

	Per Share	Total
Public offering price (1)	$25,000	$462,000,000
Sales load	$250	$4,620,000
Proceeds to the Trust (2)	$24,750	$457,380,000

(1)	Plus dividends, if any, that have accumulated from the date the AMPS are first issued.

(2)	Not including offering expenses payable by the Trust estimated to be $628,597.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about March 9, 2007.

Merrill Lynch & Co.
            Citigroup
                        Wachovia Securities
                                            A.G. Edwards
                                                        Banc of America Securities LLC
                                                                                                Lehman Brothers
                                                                                                                Oppenheimer & Co.

The date of this prospectus is March 7, 2007.

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Investment Advisor.    The Trust’s investment advisor is BlackRock Advisors, LLC (‘‘BlackRock Advisors’’ or the ‘‘Advisor’’) and the Trust’s sub-advisors are BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the ‘‘Sub-Advisors’’). We sometimes refer to the Advisor and the Sub-Advisors collectively as ‘‘BlackRock’’ or the ‘‘Advisors.’’

Investment Policies.    The Trust will invest at least 80% of its Managed Assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which may be eligible for the dividends received deduction and treatment as qualified dividend income, and ‘‘trust’’ preferred securities, the dividend income from which is not deductible nor eligible for treatment as qualified dividend income. Under normal market conditions, the Trust’s portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. Although the Trust expects initially to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities, the Trust may invest any percentage of its assets in preferred securities or equity securities. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. See ‘‘The Trust’s Investments’’ and ‘‘Risks.’’

In addition, under normal market conditions:

•	The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

•	While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

•	The Trust seeks to achieve its investment objective, in part, by investing in a non-diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options, and to a lesser extent may write (sell) put options, on equity indices in an attempt to generate gains from option premiums. Initially, the Trust intends to write index options having an aggregate notional value equal to 60% to 70% of the equity (common stock) portion of the portfolio.

You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the AMPS, and retain it for future reference. A Statement of Additional Information, dated March 7, 2007 (‘‘SAI’’), containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 73 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission’s web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its web site because the Trust’s common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Trust’s annual and semi-annual reports, when produced, will be available at the Trust’s web site (http://www.blackrock.com).

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The AMPS also have priority over the Trust’s common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of AAA from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), and Fitch, Inc. (‘‘Fitch’’).

Description of AMPS.    The dividend rate for the initial dividend period will be 5.05% for Series T7, 5.05% for Series W7, 5.05% for Series R7 and 5.05% for Series F7. The initial dividend period is from the date of issuance through March 20, 2007 for Series T7, March 21, 2007 for Series W7, March 22, 2007 for Series R7 and March 25, 2007 for Series F7. For subsequent dividend periods, AMPS pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a ‘‘bid order’’) or sell order is a commitment to buy or sell AMPS based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

The AMPS are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of  $25,000 per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

The AMPS are not listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and they may not provide you with liquidity.

The Trust’s AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to BlackRock Preferred and Equity Advantage Trust. This summary may not contain all of the information that you should consider before investing in the AMPS. You should review the more detailed information contained in this prospectus, the Statement of Additional Information and the Trust’s Statement of Preferences of Auction Market Preferred Shares (the ‘‘Statement’’) attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Trust	BlackRock Preferred and Equity Advantage Trust is a recently organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to BlackRock Preferred and Equity Advantage Trust simply as the ‘‘Trust’’ or as ‘‘we,’’ ‘‘us’’ or ‘‘our.’’ The Trust’s common shares are traded on The New York Stock Exchange under symbol ‘‘BTZ’’. As of February 28, 2007, the Trust had 51,754,817 common shares outstanding and net assets of $1,236,102,483. See ‘‘The Trust.’’

The Offering	The Trust is offering 4,620 shares of Series T7 AMPS, 4,620 shares of Series W7 AMPS, 4,620 shares of Series R7 AMPS and 4,620 shares of Series F7 AMPS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the AMPS are first issued. AMPS are being offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (‘‘Merrill Lynch’’). See ‘‘Underwriting.’’

The shares of each series of AMPS will be preferred shares of beneficial interest of the Trust that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. In general, the dividend period following the initial dividend period will be seven days for Series T7 AMPS, Series W7 AMPS, Series R7 AMPS and Series F7 AMPS. The dividend for a particular dividend period will be determined by an auction conducted on the business day immediately prior to the start of that dividend period.

The AMPS will not be listed on an exchange. Investors and potential investors may purchase the AMPS of a series in an auction by submitting orders to a broker-dealer that has entered into an agreement with the auction agent, or to a broker-dealer that has entered into a separate agreement with a broker-dealer, or other persons as the Trust permits.

Generally, investors in the AMPS will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository Trust Company (‘‘DTC’’) or any successor) or its nominee for the account of the investor’s agent member (generally the investor’s broker-dealer). The investor’s agent member, in turn, will maintain records of such investor’s beneficial ownership of AMPS.

Investment Objective	The Trust’s investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program. See ‘‘The Trust’s Investments—Investment Objective and Policies.’’

Investment Policies	The Trust will invest at least 80% of its Managed Assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which may be eligible for the dividends received deduction and treatment as qualified dividend income, and ‘‘trust’’ preferred securities, the dividend income from which is not deductible nor eligible for treatment as qualified dividend income. Under normal market conditions, the Trust’s portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. Although the Trust expects initially to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities, the Trust may invest any percentage of its assets in preferred securities or equity securities. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. See ‘‘The Trust’s Investments’’ and ‘‘Risks.’’

The Trust may invest up to 20% of its Managed Assets in preferred or other income securities that at the time of investment are rated below investment grade, such as those rated BB or lower by S&P and Fitch, or securities comparably rated by other rating agencies or that are unrated but judged to be of comparable quality by BlackRock. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (BBB or better) by Fitch or S&P, or is unrated but judged to be of comparable quality by BlackRock. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as ‘‘junk bonds.’’ The Trust’s investments are not subject to a minimum rating and its other types of investments, such as common stocks, may not be rated at all. See ‘‘The Trust’s Investments— Investment Objective and Policies.’’

In addition, under normal market conditions:

•	The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in providing financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

•	While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

The Trust expects that its investments in equity securities will consist primarily of dividend-paying common stocks of U.S. issuers. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector. In selecting common stocks, the Advisors generally will follow a quantitative investment approach. The Advisors seek to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index. The equity portfolio may include common stocks outside of the S&P 500 Index, consistent with the Trust’s investment objectives and strategies.

The Trust seeks to achieve its investment objective, in part, by investing in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indices in an attempt to generate gains from option premiums (the ‘‘Index Option Strategy’’). Under the Index Option Strategy, the Trust will write (sell) call options primarily on the Standard & Poor’s 500 Index (the ‘‘S&P 500 Index’’), but may from time to time write (sell) call options on other equity indices as well.

An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. As the writer (seller) of an equity index call option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium.

An index put option is a contract that represents the right to sell the cash value of an index at the exercise price at or until the expiration date of the option. As the writer (seller) of an equity index put option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust the amount by which the cash value of the index is below the exercise price at or until the expiration date of the option. If the purchaser exercises the index put option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust agrees to accept the potential depreciation in the value of the index below the exercise price during the term of the option in exchange for the premium. If that depreciation is substantial, the Trust may incur a substantial loss.

The Trust may repurchase an index option that it has written (sold) prior to its expiration date and extinguish its obligation thereunder. In that case, the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Trust.

Under the Index Option Strategy, the Trust will write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index and other equity indices on a continuous basis such that the underlying notional value of the index options does not exceed the net asset value of the Trust’s equity portfolio. Initially, the Trust intends to write index options having an aggregate notional value equal to 60% to 70% of the equity (common stock) portion of the portfolio. While the Trust will receive premiums under the Index Option Strategy, the Trust gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

Most of the option contracts written by the Trust will be issued, guaranteed and cleared by the Options Clearing Corporation (the ‘‘OCC’’) and will be exchange-traded. The Trust may from time to time use over-the-counter options as well. In general, the Trust will primarily write (sell) index options that are ‘‘European style,’’ meaning that the options may be exercised only on the expiration date. However, the Trust may from time to time write index options that are ‘‘American style,’’ meaning that the options may be exercised at any point up to and including the expiration date.

Under the Index Option Strategy, the Trust will primarily write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index, but may from time to time write options on narrower equity market indices, such as the Nasdaq 100 Index or on indices focused on particular industries or sectors. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Advisors will actively manage the Trust’s index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining whether to write equity index options on indices other than the S&P 500 Index, the Advisors will consider: (i) the risk profile of the Trust’s overall portfolio, (ii) market factors, such as current market levels and volatility, and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.

The Advisors do not intend to write (sell) options on equity indices where the underlying notional value of the indices exceeds the net asset value of the Trust’s equity portfolio. The Trust will ‘‘cover’’ its written equity index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (i.e., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written).

The Trust will generally write (sell) index options that are ‘‘out-of-the-money’’ or ‘‘at-the-money’’ at the time of sale. Out-of-the-money options are options with an exercise price that is above (in the case of a call option) or below (in the case of a put option) the cash value of the index at the time of sale and at-the-money options are options with an exercise price that is equal to the cash value of the index at the time of sale. In addition to providing possible gains through premiums, out-of-the-money index options allow the Trust to potentially benefit from appreciation in the equity securities held by the Trust with respect to which the option was written, to the extent the Trust’s equity portfolio is correlated with the applicable index, up to the exercise price. The Trust also reserves the right to sell index options that are ‘‘in-the-money’’ (i.e., those with an exercise price below (in the case of a call option) or above (in the case of a put option) the cash value of the index at the time of sale). When the prices of the equity index upon which an option is written change, options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above (in the case of a call option) or falls below (in the case of a put option) the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Trust will be forced to pay the amount due on the contract upon the purchaser’s exercise of the option.

For conventional listed options, the option’s expiration date can be up to nine months from the date the options are first listed for trading. Longer-term options can have expiration dates up to three years from the date of listing. Initially, the Trust expects that it will primarily write index options whose terms to expiration range from one to three months. The Trust reserves the right to sell index options of both longer and shorter terms. The Advisors may write options on exchange-traded funds (‘‘ETFs’’) and other similar instruments designed to correlate with the performance of an equity index or market segment. The Trust also may write options on individual portfolio securities.

The Advisors will attempt to maintain for the Trust written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisors will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. The Trust’s equity securities will consist primarily of dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index, but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. The Trust cannot guarantee that the Index Option Strategy will be effective. See ‘‘Risks—Risks of Investing in the Fund—Risks Associated with Writing Index Options.’’

Other Investment Management Techniques. Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may use various other investment management techniques or strategic transactions for hedging purposes or to enhance total return. See ‘‘The Trust’s Investments.’’ The Trust may also engage in short sales of securities and securities lending.

Investment Advisors	The Trust’s investment advisor is BlackRock Advisors. In addition, the Sub-Advisors provide certain day to day investment management services to the Trust. BlackRock Advisors receives an annual fee, payable monthly, in an amount equal to .65% of the average weekly value of the Trust’s Managed Assets. ‘‘Managed Assets’’ means the total assets of the Trust (including any assets attributable to any AMPS or borrowings that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the AMPS is not a liability for this purpose. BlackRock Advisors pays a sub-advisory fee to BlackRock Financial Management, Inc. equal to 52% of the management fee received by the Advisor, and a sub-advisory fee to BlackRock Investment Management, LLC equal to 23% of the management fee received by the Advisor. See ‘‘Management of the Trust.’’

As of December 31, 2006, BlackRock managed approximately $3.2 billion in preferred securities and $282 billion in equity securities. BlackRock has an experienced team of portfolio managers and credit research analysts.

Interest Rate Transactions	In connection with the Trust’s anticipated use of leverage through the issuance of AMPS or borrowings, the Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical interest rate swap, the Trust would agree to pay to the other party to the interest rate swap (which is known as the ‘‘counterparty’’) a fixed rate payment in exchange for the counterparty agreeing to pay to the Trust a variable rate payment that is intended to approximate the Trust’s variable rate payment obligation on AMPS or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Trust would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Trust’s use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on AMPS or interest payments on borrowings. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

If the Trust fails to maintain a required 200% asset coverage of the liquidation value of any outstanding AMPS or if the Trust loses an expected AAA rating on its AMPS or fails to maintain other covenants, the Trust may be required to redeem some or all of its AMPS. Similarly, the Trust could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Trust. Early termination of a cap could result in a termination payment to the Trust. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked to market daily. See ‘‘Interest Rate Transactions.’’

The Trust may, but is not required to, use interest rate transactions in connection with the management of the Trust’s portfolio of securities. See ‘‘Interest Rate Transactions.’’

Custodian, Transfer Agent and Auction Agent	State Street Bank and Trust Company serves as the Trust’s custodian, Computershare Trust Company, N.A. serves as the Trust’s transfer agent with respect to the Trust’s common shares; and Bank of New York will serve as the Trust’s Auction Agent with respect to the AMPS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such AMPS. See ‘‘Custodian, Transfer Agent and Auction Agent.’’

Special Risk Considerations	Risk is inherent in all investing. Therefore, before investing in the AMPS you should consider certain risks carefully. The primary risks of investing in the AMPS are:

•	an investment in the Trust represents an indirect investment in the securities owned by the Trust, the value of which, like other market investments, may move up or down, sometimes rapidly and unpredictably;

•	if an auction fails you may not be able to sell some or all of your AMPS;

•	a broker-dealer’s interests in conducting an auction may differ from those of investors who participate in auctions;

•	because of the nature of the market for AMPS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

•	a rating agency could suspend, withdraw or downgrade the rating assigned to the AMPS, which could affect liquidity;

•	the Trust may be forced to redeem your AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

•	in certain circumstances, the Trust may not earn sufficient income from its investments to pay dividends;

•	the AMPS will be junior to any borrowing of the Trust;

•	if interest rates rise, the value of the preferred securities portion the Trust’s investment portfolio will decline, which may reduce the asset coverage for the AMPS;

•	the Trust may invest up to 20% of its Managed Assets in preferred and other income securities that are below investment grade quality, which are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and principal;

•	the Trust is a non-diversified, management investment company and therefore may be more susceptible to any single, economic, political or regulatory occurrence; and

•	the Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services and therefore may be more susceptible to adverse economic or regulatory occurrences affecting that sector.

Securities and Exchange Commission Investigation. On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Citigroup Global Markets Inc., Wachovia Capital Markets LLC, A.G. Edwards & Sons, Inc., Banc of America Securities LLC and Lehman Brothers Inc. (the ‘‘Settlement Broker-Dealers’’), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealers, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities or the AMPS.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Trust’s common shares and preferred shares, both by the Investment Company Act and by requirements imposed by rating agencies, might impair the Trust’s ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable tax treatment as a regulated investment company for U.S. federal income tax purposes.

Special Risks Related to Preferred Securities in which the Trust Invests. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, as described under ‘‘The Trust’s Investments—Portfolio Composition,’’ holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust’s investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.

Risks Associated with Writing Index Options. There are various risks associated with the Index Option Strategy. The purchaser of an index call option written (sold) by the Trust has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Trust forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Trust with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Trust has retained the risk of loss (net of premiums received) should the price of the Trust’s portfolio securities decline.

The purchaser of an index put written (sold) by the Trust has the right to any depreciation in the cash value of the index below the exercise price up to and including the expiration date. Therefore, as the writer of an index put option, the Trust accepts, during the term of the option, the risk of decreases in the cash value of the index which the option was written below the exercise price of the put. While the Trust’s potential gain in writing an index put option is limited to distributions earned on liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the cash value of the exercise price.

The Advisor will attempt to maintain for the Trust written call option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisor will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As noted above, the common stocks in which the Trust invests primarily are dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index, but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. In these and other circumstances, the Trust may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Trust distributions. Such sales would involve transaction costs borne by the Trust and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Trust’s after-tax returns.

In addition, no assurance can be given that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for index options may not conform to the hours during which securities held by the Trust are traded. To the extent that the options markets close before the markets for the securities underlying the index option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Trust’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write may be affected by options written by other investment advisory clients of the Advisors or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust’s investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See ‘‘Risks— Risks of Investing in the Fund—Interest Rate Risk.’’

Credit Risk. Credit risk is the risk that a security in the Trust’s portfolio will decline in price or the issuer will fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than debt instruments. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in preferred securities and other income securities that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as ‘‘junk bonds.’’

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

Concentration Risk. The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

A company is ‘‘principally engaged’’ in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•	financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Convertible Securities. Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Non-U.S. Securities Risk. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non U.S. securities also may be subject to foreign withholding taxes. Dividend income from non U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non U.S. issuers to a heightened degree. ‘‘Emerging market countries’’ generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Trust to the risks of foreign currency movements and other risks. See ‘‘Risks—Risks of Investing in the Fund—Strategic Transactions.’’

Small and Mid-Capitalization Stock Risk. While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Non-Investment Grade Securities Risk. The Trust may invest up to 20% of its Managed Assets in preferred and other income securities that are below investment grade. Non-investment grade securities are commonly referred to as ‘‘junk bonds.’’ Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Trust’s ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Trust may incur additional expenses to seek recovery.

Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in ‘‘Tax Matters,’’ qualified dividend income received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or before December 31, 2010. There is no assurance as to what portion of the Trust’s distributions will constitute qualified dividend income.

Non-Diversification. The Trust has registered as a ‘‘non-diversified’’ investment company under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% but not more than 25% (except for investments in U.S. government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Strategic Transactions. In addition to writing (selling) index call options, the Trust may write call options on ETFs and other similar products, which involves many of the risks associated with index call option writing as discussed above. The Trust also may write options on individual portfolio securities.

The Trust may engage in various other portfolio strategies both to seek to increase the return of the Trust and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. Strategic transactions in which the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures, and other derivatives transactions (‘‘Strategic Transactions’’) also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Counterparty Risk. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Restricted and Illiquid Securities Risk. The Trust may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.

Interest Rate Transactions Risk. The Trust may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Trust. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Trust. See ‘‘Interest Rate Transactions.’’

Portfolio Turnover Risk. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust’s investment objective. Although the Trust cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and on energy, natural resources and basic materials companies and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Trading Market	The AMPS will not be listed on an exchange. Instead, you may buy or sell the AMPS at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a ‘‘Broker-Dealer’’), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Trust permits.

The table below shows the first auction date for each series of AMPS and the day on which each subsequent auction will normally be held for each series of AMPS. The first auction date for each series of AMPS will be the business day before the dividend payment date for the initial dividend period for each series of AMPS. The start date for subsequent dividend periods will normally be the business day following the auction dates unless the then-current dividend period is a special dividend period or the first day of the subsequent dividend period is not a business day.

	First auction date*	Subsequent auction day
Series T7	March 20	Every Tuesday
Series W7	March 21	Every Wednesday
Series R7	March 22	Every Thursday
Series F7	March 23	Every Friday

*	All dates are 2007.

Dividends and Dividend Periods	The table below shows the dividend rate for the initial dividend period on the AMPS offered in this prospectus. For subsequent dividend periods, AMPS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the dividend period. The rate set at auction will not exceed the maximum applicable rate. See ‘‘Description of AMPS—Dividends and Dividend Periods.’’

In addition, the table below also shows the date from which dividends on the AMPS will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days of the initial dividend period for the AMPS. Subsequent dividend periods generally will be seven days. The dividend payment date for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See ‘‘Description of AMPS—Dividends and Dividend Periods—Designation of Special Dividend Periods.’’

	Initial Dividend Rate	Date of Accumulation at Initial Rate*	Dividend Payment Date for Initial Dividend Period*	Subsequent Dividend Payment Day	Number of Days of Initial Dividend Period
Series T7	5.05%	March 9	March 21	Wednesday	12
Series W7	5.05%	March 9	March 22	Thursday	13
Series R7	5.05%	March 9	March 23	Friday	14
Series F7	5.05%	March 9	March 26	Monday	17

*	All dates are 2007.

Determination of Maximum Applicable Rate. The maximum dividend rate for any dividend period for a series of AMPS will generally be determined by reference to a specified percentage of the reference rate or a spread over the reference rate. The reference rate for a dividend period is based on the rating of the AMPS in effect at the close of business on the Business Day preceding the auction date. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special dividend period, the reference rate will be specified by the Trust in the notice of the special dividend period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by S&P and Fitch. If S&P and Fitch or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in ‘‘—Rating Agency Guidelines and Asset Coverage’’).

The applicable percentage and spread are as follows:

Credit Ratings for AMPS S&P/Fitch	Applicable Percentage	Applicable Spread
AAA	125%	125 bps
AA− to AA+	150%	150 bps
A− to A+	200%	200 bps
BBB− to BBB+	250%	250 bps
BB+ and below	300%	300 bps

Ratings	The shares of each series of AMPS are expected to be issued with a rating of AAA from S&P and Fitch. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies’ guidelines. See ‘‘Description of AMPS—Rating Agency Guidelines and Asset Coverage.’’

Redemption	The Trust may be required to redeem AMPS if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem AMPS under certain conditions. See ‘‘Description of AMPS—Redemption’’ and ‘‘Description of AMPS—Rating Agency Guidelines and Asset Coverage.’’

Liquidation Preference	The liquidation preference for shares of each series of AMPS will be $25,000 per share plus accumulated but unpaid dividends. See ‘‘Description of AMPS—Liquidation.’’

Voting Rights	The holders of preferred shares, including AMPS, voting as a separate class, have the right to elect at least two trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. The holders of preferred shares, including AMPS, will vote as a separate class or classes on certain other matters as required under the Trust’s Amended and Restated Agreement and Declaration of Trust, the Investment Company Act and Delaware law. See ‘‘Description of AMPS—Voting Rights’’ and ‘‘Anti-Takeover Provisions in the Agreement and Declaration of Trust.’’

Auction Procedures	Unless otherwise permitted by the Fund, investors may only participate in auctions through their Broker-Dealers. The process for determining the dividend rate on the AMPS described in this section is referred to as the ‘‘Auction Procedures’’ and each setting of the dividend rate it referred to as an ‘‘auction.’’

Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of shares of the series of AMPS may submit the following types of orders with respect to shares of the series of AMPS to that Broker-Dealer.

1. Hold order—indicating its desire to hold shares of the series without regard to the dividend rate for the next dividend period.

2. Bid—indicating its desire to sell shares of the series at $25,000 per share if the dividend rate for shares of the series for the next dividend period is less than the rate or spread specified in the bid.

3. Sell order—indicating its desire to sell shares of the series at $25,000 per share without regard to the applicable rate for shares of the series for the next dividend period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of a series of AMPS on its auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order to its Broker-Dealer for an auction relating to a dividend period of more than seven days, the beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase AMPS of that series or that is a beneficial owner of AMPS of a series that wishes to purchase additional AMPS of a series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase AMPS at $25,000 per share if the dividend rate for the next dividend period is not less than the rate specified in the bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to or exceeds the sum of the number of shares subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the maximum applicable rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders. If there are sufficient clearing bids for shares of a series, the dividend rate for for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares available for purchase in the auction.

If there are not sufficient clearing bids, the dividend rate for the next dividend period will be the maximum dividend rate on the auction date. However, if the Trust has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the dividend period following the auction will automatically be a seven-day dividend period and the applicable rate for that period will be 90% of the reference rate on the date of the applicable auction.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

The following is a simplified example of how a typical auction works. Assume that the Trust has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Holder	Goal	Action
Current Holder A	Owns 500 shares, wants to to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate to sell all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate to sell all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

FINANCIAL HIGHLIGHTS (Unaudited)

Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust’s investment operations on December 27, 2006 through January 31, 2007. Since the Trust was recently organized and commenced investment operations on December 27, 2006, the table covers less than five weeks of operations, during which a substantial portion of the Trust’s portfolio was held in temporary investments pending investment in securities that meet the Trust’s investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust’s future operating performance.

For the period December 27, 2006[1] through January 31, 2007 (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$23.88 [2]
Investment operations:
Net investment income	0.09
Net realized and unrealized gain	0.10
Net increase from investment operations	0.19
Capital charges with respect to issuance of common shares	(0.03)
Net asset value, end of period	$24.04
Market price, end of period	$25.00
TOTAL INVESTMENT RETURN[3]	0.00%
TOTAL INVESTMENT RETURN (NAV)[4]	0.67%
RATIOS TO AVERAGE NET ASSETS:[5]
Total expenses	1.61%
Net expenses	1.61%
Net expenses excluding interest expense	0.74%
Net investment income	3.83%
SUPPLEMENTAL DATA:
Average net assets (000)	$1,123,243
Portfolio turnover	2%
Net assets, end of period (000)	$1,129,906
Reverse repurchase agreements outstanding, end of period (000)	$266,954
Asset coverage, end of period[6]	$5,233
Reverse repurchase agreements average daily balance (000)	$120,520
Reverse repurchase agreements weighted average interest rate	5.38%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

[4]	Total investment return (NAV) is calculated using the net asset value, beginning of period and the net asset value, end of period.

[5]	Annualized.

[6]	Per $1,000 of reverse repurchase agreements outstanding.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

THE TRUST

The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on October 26, 2006, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. On December 27, 2006, the Trust issued an aggregate of 47,000,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. On February 6, 2007, the Trust issued an additional 4,750,000 shares pursuant to an overallotment option. The net proceeds, after expenses, to the Trust of the offering (including the overallotment option) were approximately $1,232,943,750. The Trust’s common shares are traded on the New York Stock Exchange under the symbol ‘‘BTZ’’.

The following provides information about the Trust’s outstanding shares as of February 28, 2007:

Title of Class	Amount Authorized	Amount held by the Trust or for its Account	Amount Outstanding
Common Shares	Unlimited	0	51,754,817
AMPS
Series T7	4,620	0	0
Series W7	4,620	0	0
Series R7	4,620	0	0
Series F7	4,620	0	0

USE OF PROCEEDS

The net proceeds of this offering will be approximately $456,751,403 after payment of the estimated offering costs and the deduction of the sales load. The Trust will invest the net proceeds of this offering in accordance with the Trust’s investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in preferred and equity securities that meet the Trust’s investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

CAPITALIZATION (Unaudited)

The following table sets forth the capitalization of the Trust as of February 28, 2007 and as adjusted to give effect to the issuance of the AMPS offered hereby.

	Actual	As Adjusted
Shareholder’s Equity:
AMPS, $.001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; 18,480 shares issued, as adjusted)	—	462,000,000
Common shares, $.001 par value per share; unlimited shares authorized, 51,754,817 shares outstanding*	51,755	51,755
Paid-in surplus	1,233,838,419	1,228,589,822
Balance of undistributed net investment income	1,326,723	1,326,723
Accumulated net realized gain/loss from investment transactions	6,033,031	6,033,031
Net unrealized appreciation/depreciation of investments	(5,147,446)	(5,147,446)
Net assets	1,236,102,483	1,692,853,885

* None of these outstanding shares are held by or for the account of the Trust.

PORTFOLIO COMPOSITION

As of Februay 28, 2007, approximately 71% of the market value of the Trust’s portfolio was invested in preferred securities and approximately 29% of the market value of the Trust’s portfolio was invested in common stocks. The following table sets forth certain information with respect to the composition of the Trust’s preferred securities investment portfolio as of February 28, 2007, based on the highest rating assigned.

	Value (000)	Percent
Credit Rating
AAA*	0.0	0.0%
AA	$224,142	16.8%
A	409,315	30.6%
BBB	397,428	29.8%
BB	25,071	1.9%
B	246,894	18.5%
CCC	12,003	0.9%
Other**	19,504	1.5%
Total	1,334,357	100.0%

*	Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.

**	Refers to securities that have not been rated, but that have been assessed by BlackRock as being of comparable credit quality to rated securities in which the Trust may invest. See ‘‘The Trust’s Investments—Investment Objective and Policies.’’

THE TRUST’S INVESTMENTS

Investment Objective and Policies

The Trust’s investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program.

In addition, under normal market conditions:

•	The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in providing financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

•	While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

The Trust will invest at least 80% of its Managed Assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which may be eligible for the dividends received deduction and treatment as qualified dividend income, and ‘‘trust’’ preferred securities, the dividend income from which is not deductible nor eligible for treatment as qualified dividend income. Under normal market conditions, the Trust’s portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. Although the Trust expects initially to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities, the Trust may invest any percentage of its assets in preferred securities or equity securities. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. See ‘‘The Trust’s Investments’’ and ‘‘Risks.’’

The percentage limitations set forth in this prospectus apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.

For a more complete discussion of the Trust’s intended portfolio composition, see ‘‘—Portfolio Composition.’’

Portfolio Composition

The Trust’s portfolio will be composed principally of the following investments. A more detailed description of the Trust’s investment policies and restrictions and more detailed information about the Trust’s portfolio investments are contained in the Statement of Additional Information.

Preferred Securities Portfolio

Preferred Securities.    Initially, the Trust expects to invest approximately 70% of its Managed Assets in preferred securities.

There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to in this prospectus as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.    Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a ‘‘preference’’ over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Not all traditional preferred securities pay dividends that are eligible for the dividends received deduction or treatment as qualified dividend income. See ‘‘Tax Matters.’’

Trust Preferred Securities.    Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (‘‘TOPrS®’’); monthly income preferred securities (‘‘MIPS®’’); quarterly income bond securities (‘‘QUIBS®’’); quarterly income debt securities (‘‘QUIDS®’’); quarterly income preferred securities (‘‘QUIPSSM’’); corporate trust securities (‘‘CORTS®’’); public income notes (‘‘PINES®’’); and other trust preferred securities.1

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the dividends received deduction or treatment as qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

1	TOPrS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

Common Stock Portfolio

Initially, the Trust expects to invest approximately 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities.

Common stock represents an equity ownership interest in a company. Under normal market conditions, the Trust’s common stock portfolio will consist primarily of dividend-paying common stocks of U.S. issuers. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector. Because the Trust will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Trust’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

In selecting common stocks, the Advisors generally will follow a quantitative investment approach. The Advisors seeks to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index. The equity portfolio may include common stocks outside of the S&P 500 Index, consistent with the Trust’s investment objective and strategies.

Index Option Strategy

Under the Index Option Strategy, the Trust will write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index and other equity indices on a continuous basis such that the underlying notional value of the indices do not exceed the value of the Trust’s equity portfolio. Initially, the Trust intends to write index options having an aggregate notional value equal to 60% to 70% of the equity (common stock) portion of the portfolio. While the Trust will receive premiums under the Index Option Strategy, the Trust gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. As the writer (seller) of an equity index call option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium.

An index put option is a contract that represents the right to sell the cash value of an index at the exercise price at or until the expiration date of the option. As the writer (seller) of an equity index put option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust the amount by which the cash value of the index is below the exercise price at or until the expiration date of the option. If the purchaser exercises the index put option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust agrees to accept the potential depreciation in the value of the index below the exercise price during the term of the option in exchange for the premium. If that depreciation is substantial, the Trust may incur a substantial loss.

The Trust may repurchase an index option that it has written (sold) prior to its expiration date and extinguish its obligation thereunder. In that case, the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Trust.

Most option contracts are originated and standardized by the OCC. The Trust will write (sell) options that are generally issued, guaranteed and cleared by the OCC. Listed options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and

various other U.S. options exchanges. The Trust may also write unlisted (or ‘‘over-the-counter’’) call and put options. In general, the Trust will primarily write (sell) index options that are ‘‘European style,’’ meaning that the options may be exercised only on the expiration date. However, the Trust may from time to time sell index options that are ‘‘American style,’’ meaning that the options may be exercised at any point up to and including the expiration date.

Under the Index Option Strategy, the Trust will primarily write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index but may from time to time write options on narrower equity market indices, such as the Nasdaq 100 Index or on indices focused on particular industries or sectors. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Advisors will actively manage the Trust’s index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining whether to write equity index options on indices other than the S&P 500 Index, the Advisors will consider: (i) the risk profile of the Trust’s overall portfolio, (ii) market factors, such as current market levels and volatility, and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.

The Advisors do not intend to write (sell) options on equity indices where the underlying notional value of the indices exceeds the net asset value of the Trust’s equity portfolio. The Trust will ‘‘cover’’ its written equity index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (i.e., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written).

The Trust will generally write (sell) index options that are ‘‘out-of-the-money’’ or ‘‘at-the-money’’ at the time of sale. Out-of-the-money options are options with an exercise price that is above (in the case of a call option) or below (in the case of a put option) the current cash value of the index and at-the-money options are options with an exercise price that is equal to the current cash value of the index. In addition to providing possible gains through premiums, out-of-the money index options allow the Trust to potentially benefit from appreciation in the equity securities held by the Trust with respect to which the option was written, to the extent the Trust’s equity portfolio is correlated with the applicable index, up to the exercise price. The Trust generally will write out-of-the-money options where the exercise price is not more than 5% higher (in the case of a call option) or lower (in the case of a put option) than the cash value of the index at the time of sale, although the Advisors reserve the right to sell index options that are more deeply out-of-the-money as it deems necessary or appropriate based upon market conditions and other factors. The Trust also reserves the right to sell index options that are ‘‘in-the-money’’ (i.e., those with an exercise price below (in the case of a call option) or above (in the case of a put option) the cash value of the index at the time of sale) and will generally limit these to options where the exercise price is not more than 5% lower (in the case of a call option) or higher (in the case of a put option) than the cash value of the index. The Trust may sell options that are more deeply in-the-money as it deems necessary or appropriate based upon market conditions and other factors. When the prices of the equity index upon which an option is written change, options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above (in the case of a call option) or falls below (in the case of a put option) the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Trust forced to pay the amount due on the contract upon the purchaser’s exercise of the option.

For conventional listed options, the option’s expiration date can be up to nine months from the date the options are first listed for trading. Longer-term options can have expiration dates up to three years from the date of listing. Initially, the Trust expects that it will primarily write index options whose terms to expiration range from one to three months. The Trust reserves the right to sell index options of both longer and shorter terms. The Advisors may write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment. The Trust also may write options on individual equity securities.

The Advisors will attempt to maintain for the Trust written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisors will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. As noted above, the Trust will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. The Trust cannot guarantee that the Index Option Strategy will be effective. See ‘‘Risks—Risks of Investing in the Fund—Risks Associated with Writing Index Options.’’

Other Investment Securities and Techniques

Financial Services Company Securities.    The Trust will invest at least 25% of its Managed Assets in securities issued by companies ‘‘principally engaged’’ in financial services. A company is ‘‘principally engaged’’ in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services.

Non-U.S. Securities.    The Trust will invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks with respect to its investments in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Short Sales.    The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales ‘‘against the box’’ without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Non-Investment Grade Securities.    The Trust may invest up to 20% of its Managed Assets in preferred or other income securities rated below investment grade, such as those rated BB or lower by S&P and Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated BB by S&P and Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When the Advisors believe it to be in the best interests of the Trust’s common and preferred shareholders, the Trust will reduce its investment in lower grade securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Fitch, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.    During the period in which the net proceeds of the offering of common shares and of this offering of the AMPS are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments. See ‘‘Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities’’ in the Statement of Additional Information.

The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in short-term debt securities.

Securities Lending and Delayed Settlement Transactions.    The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Strategic Transactions.    In addition to the option strategies discussed above, the Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Advisors seek to use the practices to further the Trust’s investment objective, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as ‘‘Strategic Transactions.’’ The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions successfully depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust’s Statement of Additional Information.

Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be senior secruities subject to borrowing restrictions under the Investment Company Act unless the Trust designates on its books and records an amount of assets equal to the amount of the Trust’s obligations under the reverse repurchase agreements. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

INTEREST RATE TRANSACTIONS

In connection with the Trust’s anticipated use of leverage through its issuance of AMPS or borrowings, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust’s agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust’s variable rate payment obligation on AMPS or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Trust would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked to market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust’s use of interest rate swaps or caps could enhance or harm the overall performance or the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap. The Trust would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust’s leverage.

Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its AMPS or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that BlackRock believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, BlackRock will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

The Trust may choose or be required to redeem some or all AMPS or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust.

In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See ‘‘The Trust’s Investments—Other Investment Securities and Techniques—Strategic Transactions’’ above for additional information.

RISKS

Risks of Investing in the AMPS

Auction Risk.    The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See ‘‘Description of AMPS’’ and ‘‘The Auction—Auction Procedures.’’

As a dealer, a Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. If a

Broker-Dealer submits an order for its own account, it would likely have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that auction, and thus could determine the rate and size of its order so as to increase the likelihood that its order will be accepted in the auction and that the auction will clear at a particular rate. For this reason, and because a Broker-Dealer is appointed and paid by the Trust to serve as a dealer in the auction, a Broker-Dealer’s interests in conducting an auction may differ from those of investors who participate in auctions.

On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Citigroup Global Markets Inc., Wachovia Capital Markets LLC, A.G. Edwards & Sons, Inc., Banc of America Securities LLC and Lehman Brothers Inc. (the ‘‘Settlement Broker-Dealers’’) that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities or the AMPS.

Secondary Market Risk.    If you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special dividend period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or traded on the NASDAQ Stock Market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk.    It is expected that while S&P and Fitch will assign ratings of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. S&P or Fitch could withdraw or downgrade their respective ratings of the AMPS, which may make your shares less liquid at an auction or in the secondary market. If S&P of Fitch withdraws its rating or downgrades AMPS, the Trust may alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem AMPS under certain circumstances. See ‘‘Description of AMPS—Rating Agency Guidelines and Asset Coverage’’ for a description of the asset maintenance tests the Trust must meet.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Trust’s common shares and preferred shares, both by the Investment Company Act and by requirements imposed by S&P and Fitch or a substitute rating agency, might impair the Trust’s ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable treatment as a regulated investment company for U.S. federal income tax purposes. While the Trust has the ability to redeem AMPS to enable the Trust to distribute its income to the extent required to maintain its favorable tax treatment as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See ‘‘Tax Matters.’’

Risks of Investing in the Fund

Recently Organized.    The Trust is a recently organized, non-diversified, closed-end management investment company and has a limited operating history.

Special Risks Related To Preferred Securities.    There are special risks associated with investing in preferred securities, including:

Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.    Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, as described under ‘‘The Trust’s Investments—Portfolio Composition,’’ holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities.    From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust’s investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Common Stock Risk.    The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.

Risks Associated with Writing Index Options.    There are various risks associated with the Index Option Strategy. The purchaser of an index call option written (sold) by the Trust has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Trust forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Trust with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Trust has retained the risk of loss (net of premiums received) should the price of the Trust’s portfolio securities decline.

The purchaser of an index put written (sold) by the Trust has the right to any depreciation in the cash value of the index below the exercise price up to and including the expiration date. Therefore, as the writer of an index put option, the Trust accepts, during the term of the option, the risk of decreases in the cash value of the index which the option was written below the exercise price of the put. While the Trust’s potential gain in writing an index put option is limited to distributions earned on liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the cash value of the exercise price.

The Advisor will attempt to maintain for the Trust written call option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisor will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As noted above, the Trust will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index, but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. In these and other circumstances, the Trust may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Trust distributions. Such sales would involve transaction costs borne by the Trust and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Trust’s after-tax returns.

In addition, no assurance can be given that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for index options may not conform to the hours during which securities held by the Trust are traded. To the extent that the options markets close before the markets for the securities underlying the index option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Trust’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write may be affected by options written by other investment advisory clients of the Advisors or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Interest Rate Risk.    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust’s investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See ‘‘Risks—Risks of Investing in the Fund—Interest Rate Risk.’’

Credit Risk.    Credit risk is the risk that a security in the Trust’s portfolio will decline in price or the issuer will fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than debt instruments. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in preferred securities and other income securities that are rated BB or B or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as ‘‘junk bonds.’’

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

Concentration Risk.    The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

A company is ‘‘principally engaged’’ in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•	financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Convertible Securities.    Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Non-U.S. Securities Risk.    Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non U.S. securities also may be subject to foreign withholding taxes. Dividend income from non U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk.    Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non U.S. issuers to a heightened degree. ‘‘Emerging market countries’’ generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk.    Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Trust to the risks of foreign currency movements and other risks. See ‘‘Risks—Risks of Investing in the Fund—Strategic Transactions.’’

Small and Mid-Capitalization Stock Risk.    While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Short Sales Risk.    Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Non-Investment Grade Securities Risk.    The Trust may invest up to 20% of its Managed Assets in preferred and other income securities that are below investment grade. Non-investment grade securities are commonly referred to as ‘‘junk bonds.’’ Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Trust’s ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Trust may incur additional expenses to seek recovery.

Dividend Risk.    Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in ‘‘Tax Matters,’’ qualified dividend income received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or before December 31, 2010. There is no assurance as to what portion of the Trust’s distributions will constitute qualified dividend income.

Non-Diversification.    The Trust has registered as a ‘‘non-diversified’’ investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% but not more than 25% (except for investments in U.S. government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Strategic Transactions.    In addition to writing (selling) index call options, the Trust may write call options on ETFs and other similar products, which involves many of the risks associated with index call option writing as discussed above. The Trust also may write options on individual portfolio securities.

The Trust may engage in various other portfolio strategies both to seek to increase the return of the Trust and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. Strategic transactions in which the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures, and other derivatives transactions (‘‘Strategic Transactions’’) also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the

Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Counterparty Risk.    The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Restricted and Illiquid Securities Risk.    The Trust may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.

Interest Rate Transactions Risk.    The Trust may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Trust. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Trust. See ‘‘Interest Rate Transactions.’’

Portfolio Turnover Risk.    The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust’s investment objective. Although the Trust cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and on energy, natural resources and basic materials companies and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

MANAGEMENT OF THE TRUST

Trustees and Officers

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are six trustees of the Trust. A majority of the trustees are not ‘‘interested persons’’ (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under ‘‘Management of the Trust’’ in the Statement of Additional Information.

Investment Advisor and Sub-Advisors

BlackRock Advisors, LLC acts as the Trust’s investment advisor. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC act as sub-advisors for the Trust. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc., located at 40 East 52nd Street, New York, New York 10022, and BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, are wholly owned subsidiaries of BlackRock, Inc. BlackRock is one of the world’s largest publicly traded investment management firms. As of December 31, 2006, the assets under management of BlackRock were $1.125 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

The BlackRock organization has over 18 years of experience managing closed-end products and, as of December 31, 2006, advised a closed-end family of 103 active funds with approximately $43.4 billion in assets. BlackRock manages $3.2 billion of preferred stock assets, including $3.1 billion across closed-end funds. BlackRock has $282 billion in equity assets under management as of December 31, 2006, including $7.8 billion of assets across 13 equity closed-end funds. Headquartered in New York City, the firm has over 4,700 employees in 18 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

Portfolio Managers.    BlackRock uses a team approach in managing the Trust’s portfolio. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. BlackRock’s portfolio management team for the Trust includes the following four portfolio managers:

Scott Amero, Managing Director, is co-head of BlackRock’s fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing the portfolio and allocations among asset classes. He is also the head of global fixed income research. He has held these functional positions for the past five years at BlackRock. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero joined First Boston in 1985 and became the firm’s primary strategist for short duration securities.

Mr. Amero has authored numerous publications on topics including mortgage securities, short duration securities and derivative products. He also authored ‘‘The Challenges of CMO Portfolio Management’’ which was published in CMO Portfolio Management. Mr. Amero earned a BA degree in applied mathematics and economics from Harvard University in 1985, and an MBA degree in finance from New York University in 1991.

John Burger, CFA, Managing Director and portfolio manager, is a member of BlackRock’s fixed income portfolio management group. His primary responsibility is managing client portfolios, with a sector emphasis on corporate securities. Together with Mr. Chen, he is primarily responsible for selecting the preferred securities in which the Trust invests.

Mr. Burger joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in September 2006. Mr. Burger was a portfolio manager for core fixed income portfolios for the prior five years at MLIM. In this role Mr. Burger specialized in corporate securities and was responsible for portfolios that invested in preferred securities. Mr. Burger continues as one of the portfolio managers for the BlackRock Preferred Income Strategies Fund, the BlackRock Preferred & Corporate Income Strategies Fund and the BlackRock Capital and Income Strategies Fund. Mr. Burger was responsible for these funds’ investments in preferred securities. Prior to joining MLIM in 1987, Mr. Burger was the short-term investment manager for the Merrill Lynch & Co., Inc. Insurance Group, where he directed both the cash management and money market desks. Mr. Burger began his career at Merrill Lynch & Co., Inc. in 1986. Mr. Burger earned a BS degree in business management and economics from Cornell University in 1985.

Daniel Chen, Director and portfolio manager, is a member of BlackRock’s fixed income portfolio management group. His primary responsibility is managing client portfolios, with a sector emphasis on corporate securities. Together with Mr. Burger, he is primarily responsible for selecting the preferred securities in which the Trust invests. Mr. Chen joined the Portfolio Management Group in 2002. Since joining the Portfolio Management Group, Mr. Chen has been responsible for developing and implementing strategies for portfolios that invest in the corporate sector. In this role, Mr. Chen has been responsible for managing portfolios that invest in preferred securities. Mr. Chen is currently a portfolio manager responsible for selecting preferred securities for BlackRock Preferred Opportunity Trust. Mr. Chen began his career at BlackRock in 1999 as an analyst in the Portfolio Analytics Group. Mr. Chen earned a BS degree in economics from the University of Pennsylvania in 1999.

Jonathan Clark, Director and portfolio manager, is a member of BlackRock’s Quantitative Equity Investment Team. Mr. Clark is primarily responsible for selecting the common stocks in which the Trust invests and implementing the Index Options Strategy. Mr. Clark joined the quantitative team at MLIM in 1999 and where he served as a portfolio manager and derivatives specialist for the legacy MLIM quantitative funds and structured investments for the past five years. In this role, Mr. Clark was responsible for developing and implementing strategies for portfolios that utilize derivatives and structured investments. Mr. Clark is a portfolio manager on the BlackRock Enhanced Equity Yield Fund and the BlackRock Enhanced Equity Yield and Premium Fund. Prior to joining MLIM, Mr. Clark was at MLC Investments, a hedge fund, where he spent over three years on the trading desk. Mr. Clark also spent four years at Bankers Trust with the Global Investment Management Group. Mr. Clark earned a BS degree in finance from Lehigh University.

The Statement of Additional Information contains additional information about other accounts managed by the portfolio managers, the compensation of the portfolio managers and the portfolio managers’ ownership of the common shares of the Trust.

Investment Process

BlackRock employs its investment process in connection with the Trust. With respect to preferred securities in general, BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio’s investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since its inception of its fixed income products in 1988.

BlackRock’s style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

BlackRock’s disciplined investment process seeks to add value through (i) controlling portfolio duration within a narrow band relative to a benchmark index, (ii) relative value sector/sub-sector rotation and security selection, (iii) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, (iv) intense credit analysis and review and (v) the judgment of experienced portfolio managers.

In selecting common stocks, the Advisors generally follows a quantitative investment approach. The Advisors seek to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index. The equity portfolio may include common stocks outside of the S&P 500 Index, consistent with the Trust’s investment objective and strategies.

The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock’s commitment to maintaining its state-of-the-art analytics in the most cost efficient way is manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics(TM) and (iii) the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

BlackRock’s approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock’s analytical process focuses on anticipating changes in credit trends before market recognition. Credit research is a critical, independent element of BlackRock’s process.

Investment Management Agreements

The Trust has agreed to pay BlackRock Advisors a management fee at an annual rate equal to .65% of the average weekly value of the Trust’s Managed Assets. BlackRock Advisors pays a sub-advisory fee to BlackRock Financial Management, Inc. equal to 52% of the management fee received by the Adviser, and a sub-advisory fee to BlackRock Investment Management, LLC equal to 23% of the management fee received by the Adviser. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

DESCRIPTION OF AMPS

The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the AMPS in the Statement of Preferences (the ‘‘Statement’’) attached as Appendix A to the Statement of Additional Information.

General

The Trust’s Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 4,620 AMPS, Series T7, 4,620 AMPS, Series W7, 4,620 AMPS, Series R7 and 4,620 AMPS, Series F7. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The AMPS of each series will rank on parity with any other series of AMPS and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each AMPS carries one vote on matters that AMPS can be voted. AMPS, when issued, will be fully paid and non-assessable (except as provided for in Section 3.8 of the Trust’s Amended and Restated Agreement and Declaration of Trust) and have no preemptive, conversion or cumulative voting rights.

Dividends and Dividend Periods

The following is a general description of dividends and dividend periods.

Dividend Periods.    The initial dividend period for each series is as set forth below:

Initial Dividend Period
Series T7	12 days
Series W7	13 days
Series R7	14 days
Series F7	17 days

Any subsequent dividend periods of shares of a series of AMPS will generally be seven days. The Trust, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See ‘‘—Designation of Special Dividend Periods’’ below.

Dividend Payment Dates.    Dividends on each series of AMPS will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Amended and Restated Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series of AMPS as follows:

	Initial Dividend Payment Date*	Subsequent Dividend Payment Day
Series T7	March 21	Every seven days
Series W7	March 22	Every seven days
Series R7	March 23	Every seven days
Series F7	March 26	Every seven days

*	All dates are 2007.

If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different dividend payment dates for any special rate period of more than seven rate period days and less than 92 rate period days. If special rate period has more than 91 days, the dividend payment date will be monthly on the first business day of each calendar month and on the first business day after the end of the special rate period.

If a dividend payment date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

•	The dividend payment date for the affected dividend period will be the first Business Day thereafter on which the New York Stock Exchange is open for business or, if the New York Stock Exchange is closed for more than three consecutive Business Days for such reason, the first business day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using reasonable best efforts;

•	The affected dividend period will end on the day it otherwise would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	The next dividend period will begin and end on the dates on which it otherwise would have begun and ended had such event not occurred and the dividend payment date had remained the scheduled date.

Dividends will be paid through the Securities Depository on each dividend payment date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each dividend payment date to agent members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each dividend payment date to customers that use such Broker-Dealer or that Broker-Dealer’s designee as Agent Member.

Calculation of Dividend Payment.    The Trust computes the dividends per share payable on shares of a series of AMPS by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) or partial dividend period that the AMPS are outstanding and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

Dividends on shares of each series of AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

Determination of Maximum Applicable Rate.    The maximum dividend rate for any dividend period for a series of AMPS will generally be determined by reference to a specified percentage of the reference rate or a specified spread over the reference rate. The reference rate for a dividend period is based on the rating of the AMPS in effect at the close of business on the Business Day preceding the auction date. The reference rate is the applicable LIBOR Rate (for a rate period or of fewer than 365 days), or the Treasury Index Rate (for a special rate period of 365 days or more). In the case of a special rate period, the reference rate will be specified by the Trust in the notice of the special rate period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by S&P and Fitch. If S&P and Fitch or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in ‘‘—Rating Agency Guidelines and Asset Coverage’’). The Trust shall take all reasonable action necessary to enable either S&P or Fitch to provide a rating for the AMPS. If neither S&P nor Fitch shall make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period.

Credit Ratings for AMPS S&P/Fitch	Applicable Percentage	Applicable Spread
AAA	125%	125 bps
AA− to AA+	150%	150 bps
A− to A+	200%	200 bps
BBB− to BBB+	250%	250 bps
BB+ and below	300%	300 bps

The ‘‘LIBOR Rate,’’ as described in greater detail in the Statement, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of the AMPS.

The ‘‘Treasury Index Rate,’’ as described in greater detail in the Statement, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of the AMPS.

Assuming the Trust maintains an AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.5%	7.25%	Percentage

Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit may result in the cancellation of any auction, and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable reference rate. The Trust does not intend to establish any reserves for the payment of dividends.

Restrictions on Dividends and Other Distributions.    Under the Investment Company Act, the Trust may not (i) declare any dividend with respect to the AMPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Trust that are senior securities representing indebtedness (as defined in the Investment Company Act) would be less than 200% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the AMPS or purchase or redeem any AMPS if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Trust’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions on or effecting purchases or redemptions of any class of its capital stock). ‘‘Senior securities representing indebtedness’’ generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Trust’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term ‘‘senior security’’ does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term ‘‘senior security’’ also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Trust at the time the loan is made; a loan is presumed under the Investment Company Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of any AMPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on or purchase or redemption of any AMPS may be prohibited (i) at any time when an event of default under any borrowings has occurred and is continuing; (ii) after giving effect to such declaration, the Trust would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such borrowings; or (iii) the Trust has not redeemed the full amount of borrowings, if any, required to be redeemed by any provision for mandatory redemption.

While the AMPS are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

•	immediately after such transaction, the Discounted Value of the Trust’s portfolio would be equal to or greater than certain threshold amounts referred to as the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see ‘‘—Rating Agency Guidelines and Asset Coverage’’ below);

•	full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•	the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the AMPS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

Designation of Special Rate Periods.    The Trust may, at its sole option, declare a special rate period for shares of a particular series of AMPS. Upon declaring a special rate period, the Trust will give notice to the auction agent and each Broken Dealer. The notice will request that the next succeeding rate period for the series of AMPS be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all shares of the series of AMPS are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Trust must also have received confirmation from S&P or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency’s then-current rating on the AMPS, and the lead Broker-Dealer designated by the Trust, initially Merrill Lynch, must not have objected to declaration of a special rate period. A notice of special rate period also will specify whether the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Trust in connection with such optional redemption.

Redemption

Mandatory Redemption.    The Trust is required to (a) maintain a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount, (b) maintain the Investment Company Act Preferred Shares Asset Coverage and (c) make timely filings with the auction agent and the paying agent relating to its compliance with the Preferred Stock Basic Maintenance Amount. Eligible portfolio securities for purposes of the Preferred Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the AMPS. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the Trust must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption.    The Trust, at its option, may redeem the shares of any series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of AMPS may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of a series of AMPS may not be redeemed in part if fewer than 300 AMPS would remain outstanding after the redemption. The Trust has the authority to redeem AMPS for any reason.

The Trust will not make any optional redemption unless, after giving effect thereto, (i) the Trust has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the series of AMPS by reason of the redemption of the series of AMPS on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount. Notwithstanding the foregoing, a series of AMPS may not be redeemed at the option of the Trust unless all dividends in arrears on all outstanding series of AMPS, and any other outstanding preferred stock of the Trust, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for a series of AMPS made on the same terms to holders of all outstanding preferred stock of the Trust.

Liquidation

If the Trust is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Trust.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

•	the sale of all or substantially all the property or business of the Trust;

•	the merger or consolidation of the Trust into or with any other business trust or corporation; or

•	the merger or consolidation of any other business trust or corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

The Trust is required under guidelines of S&P and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. S&P and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency’s guidelines, all or a portion of the holding’s value will not be included in the rating agency’s calculation of Discounted Value. The S&P and Fitch guidelines do not impose any limitations on the percentage of the Trust’s assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust’s portfolio. The amount of ineligible assets included in the Trust’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the AMPS then outstanding (plus accrued and projected dividends) and (b) certain accrued and projected payment obligations of the Trust.

The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS (‘‘Investment Company Act Preferred Shares Asset Coverage’’). The Trust’s Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of February 28, 2007, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust’s preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $628,597 would have been computed as follows:

Value of Trust assets less liabilities not constituting senior securities	=	1,692,855,885	= 366%
Senior securities representing indebtedness plus liquidation value of the preferred shares		462,000,000

In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS or the Investment Company Act, as the case may be, the Trust will be required to redeem AMPS as described under ‘‘Redemption—Mandatory Redemption’’ above.

The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by S&P and Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change, suspend or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from S&P or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

As described by S&P and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to S&P and Fitch by the Trust and BlackRock and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

The rating agency’s guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Trust will pay certain fees to S&P and Fitch for rating the AMPS.

Voting Rights

Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Trust’s trustees. The remaining trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years. of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of trustees constituting the board of trustees will be automatically increased by the smallest numbers that, when added to the two trustees elected exclusively by the holders of preferred shares including AMPS as described above, would constitute a majority of the board of trustees. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

As long as any AMPS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

(a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the AMPS or any other preferred shares, unless, in the case of shares of preferred shares on parity with the AMPS, the Trust obtains written confirmation from S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is rating the AMPS), or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

(b) amend, alter or repeal the provisions of the Amended and Restated Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

(c) authorize the Trust’s conversion from a closed-end to an open-end investment company; or

(d) approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the AMPS.

So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Amended and Restated Agreement and Declaration of Trust or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Amended and Restated Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust’s charter.

The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

THE AUCTION

The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS.

Auction Agency Agreement.    The Trust will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon 45 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for AMPS.

The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days’ notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

Role of Broker Dealers.    Broker-Dealers are appointed by the Fund to serve as dealers in the auctions for the AMPS and are paid by the Fund for their services. Broker-Dealers receive broker-dealer fees from such issuers at an agreed-upon annual rate that is applied to the principal amount of securities sold or successfully placed through the Broker-Dealers in auctions. The Broker-Dealers are designated in the Broker-Dealer Agreements as the Broker-Dealers to contact existing holders and potential holders and solicit bids for the AMPS. The Broker-Dealers will receive Broker-Dealer Fees from the Trust with respect to the AMPS sold or successfully placed through them in auctions for the AMPS. The Broker-Dealers may share a portion of such fees with other dealers that submit orders through them that are filled in the auction.

Bidding by Broker-Dealers.    Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account, either as a bidder or a seller and Broker-Dealers routinely do so in the auction rate securities market. If a Broker-Dealer submits an order for its own account, it would likely have an advantage over other bidders because such Broker-Dealer would have knowledge of other orders placed through such Broker-Dealer in that auction and thus, could determine the rate and size of its order so as to increase the likelihood that (i) its order will be accepted in the auction and (ii) the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Trust to serve as a Broker-Dealer in the auction, a Broker-Dealer’s interests in serving as a Broker-Dealer in an auction may differ from those of existing holders and potential holders who participate in auctions. See ‘‘—Role of Broker Dealers’’ above. A Broker-Dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

Where a Broker-Dealer is the only Broker-Dealer appointed by the Trust to serve as Broker-Dealer in the auction, it would be the only Broker-Dealer that submits orders to the auction agent in that auction. As a result, in such circumstances, the Broker-Dealer could discern the clearing rate before the orders are submitted to the auction agent and set the clearing rate with its order.

Each Broker-Dealer may place bids in auctions including auctions for securities other than the AMPS for its own account to acquire securities for its inventory to prevent an ‘‘auction failure’’ (which occurs if there is lack of sufficient clearing bids and results in the dividend rate being set at the maximum dividend rate), or to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the AMPS. Each Broker-Dealer may place one or more bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid inside or outside the range of rates that it posts in its ‘‘price talk.’’ See ‘‘—Price Talk’’ below.

Each Broker-Dealer routinely encourages bidding by others in auctions for which it serves as Broker-Dealer including auctions for securities other than the AMPS. Each Broker-Dealer also may encourage bidding by others in Auctions, including to prevent an auction failure or an Auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the AMPS. A Broker-Dealer may encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the dividend rate, including preventing the dividend rate from being set at the maximum dividend rate or otherwise causing bidders to receive a lower dividend rate than they might have received had such Broker-Dealer not bid or not encouraged others to bid, and (ii) the allocation of the AMPS being auctioned, including displacing some bidders who may have their bids rejected or receive fewer AMPS than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the AMPS involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such bids or not encourage other bidders to do so in any particular auction to prevent an auction failure or an auction from clearing at a dividend rate such Broker-Dealer believes does not reflect the market for the AMPS. Investors should not assume that any Broker-Dealer will place bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause lower dividend rates to occur.

The statements herein regarding bidding by a broker-dealer apply only to a broker-dealer’s auction desk and any other business units of the broker-dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In any particular auction, if all outstanding AMPS are the subject of submitted hold orders, the dividend rate for the next succeeding distribution period will be the all-hold rate (such a situation is called an ‘‘all-hold auction’’). If a Broker-Dealer holds any AMPS for its own account on an auction date, such Broker-Dealer may submit a sell order into the auction with respect to such AMPS, which would prevent such auction from being an all-hold auction. Such Broker-Dealer may, but is not obligated to, submit bids for its own accounts in that same auction, as set forth above.

‘‘Price Talk.’’    Before the start of an auction, each Broker-Dealer in its discretion, may make available to its customers who are existing holders and potential holders of AMPS such Broker-Dealer’s good faith judgment of the range of likely clearing dividend rates for the auction based on market and other information. This is known as ‘‘price talk.’’ Price talk is not a guarantee that the dividend rate established through the auction will be within the price talk, and existing holders and potential holders are free to use it or ignore it. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in dividend rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential holders should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate price talk and any changes to price talk.

‘‘All-or-Nothing’’ Bids.    Broker-Dealers do not accept ‘‘all-or-nothing’’ bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of AMPS where there are not sufficient sell orders to fill all bids at the clearing dividend rate.

No Assurances Regarding Auction Outcomes.    Broker-Dealers provide no assurances as to the outcome of any auction. Broker-Dealers also do not provide any assurance that any bid will be successful, in whole or in part, or that the auction will clear at a dividend rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the dividend rate on any AMPS purchased or retained in the auction may be lower than the market rate for similar investments.

A Broker-Dealer will not agree before an auction to buy AMPS from or sell AMPS to a customer after the auction.

Deadlines.    Each particular auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the auction agent. This deadline is called the ‘‘auction submission deadline.’’ To provide sufficient time to process and submit customer bids to the auction agent before the auction submission deadline, each Broker-Dealer imposes an earlier deadline—called the ‘‘internal submission deadline’’—by which bidders must submit bids to such Broker-Dealer. The internal submission deadline is subject to change by such Broker-Dealer. Potential holders should consult with a Broker-Dealer as to its internal submission deadline. A Broker-Dealer may allow correction of clerical errors after the internal submission deadline and prior to the auction submission deadline. A Broker-Dealer may submit bids for its own account at any time until the auction submission deadline. After the auction submission deadline has passed, any bid that has been submitted by a Broker-Dealer to the auction agent, either on behalf of a beneficial owner or potential beneficial owner or for the Broker-Dealer’s own account, shall become irrevocable, except that the auction agent may allow for the correction of clerical errors after the auction submission deadline but prior to the announcement of the auction results.

Existing Holder’s Ability to Resell Auction Preferred Securities May Be Limited.    Existing holders will be able to sell all of the AMPS that are the subject of submitted sell orders only if there are bidders willing to purchase all of those AMPS in the auction. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the AMPS subject to such submitted sell orders. As discussed above (see ‘‘—Bidding by Broker-Dealers’’), a Broker-Dealer may submit a bid in an auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough bidders to prevent an auction failure in the absence of a Broker-Dealer bidding in the auction for its own account or encouraging others to bid. Therefore, auction failures are possible, especially if the credit quality of the AMPS were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to bid. Between auctions, there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide existing holders the ability to resell AMPS in the secondary market on the terms or at the times desired by an existing holder. Each Broker-Dealer may, in its own discretion, decide to buy or sell the AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the par value of the AMPS. However, a Broker-Dealer is not obligated to make a market in the AMPS and may discontinue trading in the AMPS without notice for any reason at any time. Existing holders who resell between auctions may receive less than par value, depending on market conditions.

The ability to resell the AMPS (whether during or between auctions) will depend on various factors affecting the market for the AMPS, including news relating to the Trust or the Adviser, the attractiveness of alternative investments, investor demand for short-term securities, the perceived risk of owning the AMPS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the AMPS (including U.S. generally accepted accounting principles as they apply to the accounting treatment of AMPS), reactions of market participants to regulatory actions (such as those described in ‘‘—Securities and Exchange Commission Settlement’’ below) or press reports, financial reporting cycles and market conditions generally. Demand for the AMPS may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or of any Broker-Dealer Could Affect the Ability to Hold Auctions.    The Auction Agency Agreement provides that the auction agent may resign from its duties as auction agent by giving at least 60 days’ notice to the Trust and does not require as a condition to the effectiveness of such resignation, that a replacement auction agent be in place, although so long as any AMPS remain outstanding, the Trust is required to use its best efforts to enter into an agreement with a successor auction agent on substantially the same terms and conditions. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon five days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed auction agent or Broker-Dealer, it will not be possible to hold auctions, with the result that the dividend rate on the AMPS will be the maximum dividend rate.

Securities and Exchange Commission Settlement.    On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including each Settlement Broker-Dealer, that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, each Settlement Broker-Dealer agreed to pay a civil penalty. In addition, each Settlement Broker-Dealer without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for auction rate securities or the AMPS.

Auction Procedures

Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer.

1.    Hold order—indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

2.    Bid—indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

3.    Sell order—indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than seven days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase AMPS of such series or that is a beneficial owner of AMPS of such series that wishes to purchase additional AMPS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. However, if the Trust has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the applicable outstanding AMPS are the subject of submitted hold orders, then the dividend period following the auction will automatically be a seven-day dividend period and the applicable rate for that period will be 90% of the Reference Rate on the date of the applicable auction.

The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers’ Agent Members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The auctions for Series T7 will normally be held every Tuesday, and each subsequent rate period will normally begin on the following Wednesday. The auctions for Series W7 will normally be held every Wednesday, and each subsequent rate period will normally begin on the following Thursday. The auctions for Series R7 will normally be held every Thursday, and each subsequent rate period will normally begin on the following Friday. The auctions for Series F7 will normally be held every Friday, and each subsequent dividend period will normally begin on the following Monday.

If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next dividend period will be the Applicable Rate determined on the previous Auction Date.

The following is a simplified example of how a typical auction works. Assume that the Trust has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A	Owns 500 shares, wants to to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate to sell all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate to sell all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfers of AMPS

The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special rate period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special rate period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser’s position. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a Broker-Dealer; or

•	to such other persons as may be permitted by the Trust;

provided, however, that:

•	a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

•	in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

DESCRIPTION OF COMMON SHARES

In addition to the AMPS, the Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any AMPS are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on AMPS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the AMPS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

The Trust’s common shares are traded on the New York Stock Exchange under the symbol ‘‘BTZ’’.

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust’s board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case ‘‘a majority of the outstanding voting securities’’ (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a ‘‘Principal Shareholder’’) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Trust.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period.

To convert the Trust to an open-end investment company, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case ‘‘a majority of the outstanding voting securities’’ (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust’s investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

For the purposes of calculating ‘‘a majority of the outstanding voting securities’’ under the Trust’s Amended and Restated Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Amended and Restated Agreement and Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Trust’s Amended and Restated Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust’s common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

Any such repurchase may cause the Trust to repurchase AMPS to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the AMPS at that time.

TAX MATTERS

The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the ‘‘IRS’’) retroactively or prospectively. This discussion assumes that the shareholders hold their Trust shares as capital assets for U.S. Federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute annually all or substantially all of such income.

The Trust intends to treat the AMPS as equity, rather than debt, of the Trust for U.S. Federal income tax purposes. It is possible, however, that the IRS might assert that the AMPS constitute debt of the Trust. If that position were upheld, distributions on the AMPS would be considered interest, taxable as ordinary income regardless of the earnings and profits of the Trust. The following discussion assumes the AMPS will be treated as equity.

Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as ‘‘ordinary income dividends’’), are generally taxable to you as ordinary income to the extent of the Trust’s earnings and profits. Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum U.S. Federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Trust’s ordinary income dividends will qualify for the dividends received deduction or constitute qualified dividend income. Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (‘‘capital gain dividends’’), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. The maximum U.S. Federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.

The Trust’s investment in certain derivative contracts (so-called ‘‘section 1256 contracts’’), such as regulated futures contracts, certain foreign currency contracts, options on most stock indices and any listed non-equity options, are subject to special tax rules. Any such derivative contracts held by the Trust at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Trust’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Trust from such derivative contracts closed during the taxable year. Provided such positions are held as capital assets and are not part of a ‘‘hedging transaction’’ nor part of a ‘‘straddle,’’ 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Trust.

If, for any calendar year, the Trust’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of AMPS will generally result in gain or loss to shareholders, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale and are held by the shareholder as a capital asset. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. Any loss a shareholder realizes on a sale or exchange of shares of the Trust will be disallowed if the shareholder acquires other shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. If the Trust pays a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend or distribution was declared.

Certain dividends designated by the Trust as ‘‘interest related dividends’’ that are paid to most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. Federal withholding tax. Interest related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. Federal income tax if earned by a foreign person directly. Further, certain dividends designated by the Trust as ‘‘short-term capital gain dividends’’ that are paid to certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. Federal withholding tax. In general, short-term capital gain dividends are those that are derived from the excess of the Trust’s short-term capital gains over its net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning on or before December 31, 2007. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them as related to these provisions.

The Trust is required in certain circumstances to withhold, for U.S. Federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the statement of additional information, which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, state, local and foreign income or other taxes.

UNDERWRITING

Subject to the terms and conditions of the purchase agreement dated March 7, 2007, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.

	Number of AMPS
Underwriter	Series T7	Series W7	Series R7	Series F7
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,848	1,848	1,848	1,848
Citigroup Global Markets Inc.	1,201	1,201	1,201	1,201
Wachovia Capital Markets, LLC	739	739	739	739
A.G. Edwards & Sons, Inc.	277	277	277	277
Banc of America Securities LLC	231	231	231	231
Lehman Brothers Inc.	231	231	231	231
Oppenheimer & Co. Inc.	93	93	93	93
Total	4,620	4,620	4,620	4,620

The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Trust of AAA ratings on the AMPS by S&P and Fitch, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any shares. In the purchase agreement, the Trust, BlackRock Advisors, BlackRock Financial Management and BlackRock Investment Management, LLC have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Trust will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the public offering on or before March 9, 2007.

The Trust anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under ‘‘The Auction.’’

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

The settlement date for the purchase of the AMPS will be March 9, 2007, as agreed upon by the Underwriters, the Trust and BlackRock Advisors pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

The custodian of the assets of the Trust is State Street Bank and Trust Company. The Custodian performs custodial, fund accounting and portfolio accounting services. Computershare Trust Company, N.A. serves as the Trust’s Transfer Agent with respect to the Trust’s common shares.

The Bank of New York, a banking corporation organized under the laws of New York, will be the auction agent with respect to the AMPS and will act as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

LEGAL OPINIONS

Certain legal matters in connection with the AMPS will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

OTHER INFORMATION

Merrill Lynch & Co., Inc. is the ultimate parent company of one of the underwriters participating in the Trust’s offering of AMPS described in this prospectus. Merrill Lynch & Co., Inc. owns no more, on a fully diluted basis, than 49.8% of the total capital stock of BlackRock, Inc., the ultimate parent company of each Advisor, and no more than 45% of BlackRock, Inc.’s voting power.

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

Page
Use of Proceeds	B-1
Investment Objective and Policies	B-1
Investment Policies and Techniques	B-2
Other Investment Policies and Techniques	B-9
Management of the Trust	B-11
Portfolio Transactions and Brokerage	B-24
Additional Information Concerning the Auctions for AMPS	B-25
Description of Common Shares	B-26
Other Shares	B-26
Repurchase of Common Shares	B-26
Tax Matters	B-28
Experts	B-33
Additional Information	B-33
Report of Independent Registered Public Accounting Firm	F-1
Financial Statements	F-2
Appendix A Statement of Preferences of Auction Market Preferred Shares	A-1
Appendix B Ratings of Investments	B-1
Appendix C General Characteristics and Risks of Strategic Transactions	C-1

THIS PAGE INTENTIONALLY LEFT BLANK

$462,000,000

BlackRock Preferred and Equity Advantage Trust

Auction Market Preferred Shares (‘‘AMPS’’)
4,620 Shares, Series T7
4,620 Shares, Series W7
4,620 Shares, Series R7
4,620 Shares, Series F7
Liquidation Preference $25,000 per Share

P R O S P E C T U S

Merrill Lynch & Co.
Citigroup
Wachovia Securities
A.G. Edwards
Banc of America Securities LLC
Lehman Brothers
Oppenheimer & Co.

March 7, 2007

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) is a recently organized, non-diversified, closed-end management investment company with limited operating history. This Statement of Additional Information relating to AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated March 7, 2007. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http: //www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated March 7, 2007.

Page
Use of Proceeds	B-1
Investment Objective and Policies	B-1
Investment Policies and Techniques	B-2
Other Investment Policies and Techniques	B-9
Management of the Trust	B-11
Portfolio Transactions and Brokerage	B-24
Additional Information Concerning the Auctions for Preferred Shares	B-25
Description of Common Shares	B-26
Other Shares	B-26
Repurchase of Common Shares	B-26
Tax Matters	B-28
Experts	B-33
Additional Information	B-33
Report of Independent Registered Public Accounting Firm	F-1
Financial Statements	F-2
Appendix A BlackRock Preferred AND EQUITY ADVANTAGE Trust Statement of Preferences of Auction Market Preferred Shares (‘‘AMPS’’)	A-1
Appendix B Ratings of Investments	B-1
Appendix C General Characteristics and Risks of Strategic Transactions	C-1

USE OF PROCEEDS

Pending investment in securities that meet the Trust’s investment objective and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under ‘‘Investment Policies and Techniques.’’ We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust’s investment objective and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVE AND POLICIES

The Trust’s investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program.

Investment Restrictions

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any AMPS voting together as a single class, and of the holders of a majority of the outstanding AMPS voting as a separate class:

(1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that the Trust will invest 25% or more of its total assets in securities of issuers in the financial services sector; provided, further, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agents or instrumentalities;

(2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

(5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such other assets; or

(6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the ‘‘CFTC’’) as a commodity pool.

When used with respect to particular shares of the Trust, ‘‘majority of the outstanding’’ shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust’s total assets and the Trust’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales ‘‘against the box’’ without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any rules promulgated or exemptive relief obtained thereunder. As a shareholder in any investment company, the Trust may bear its ratable share of that investment company’s expenses, and may remain subject to payment of the Trust’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares; and

(3) under normal market conditions, invest less than 80% of its total assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities; the Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

In addition, to comply with U.S. Federal income tax requirements for qualification as a regulated investment company, the Trust’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust’s total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more ‘‘qualified publicly traded partnerships’’ (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’)) and (b) with regard to at least 50% of the value of the Trust’s total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The percentage limitations applicable to the Trust’s portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the prospectus.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Cash equivalents and short-term debt investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to temporarily invest available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (i.e., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Money market funds, which are a type of mutual fund that is required by law to invest in low risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low risk securities.

Equity Securities

While the Trust will primarily invest in preferred and common stocks, it may also invest in other equity securities including convertible securities, warrants and depository receipts.

Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants.    Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts.    The Trust may invest in both sponsored and unsponsored American Depository Receipts (‘‘ADRs’’), European Depository Receipts (‘‘EDRs’’), Global Depository Receipts (‘‘GDRs’’) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Non-Investment Grade Securities

The Trust may invest up to 20% of its Managed Assets in preferred and other income securities rated below investment grade such as those rated Ba or below by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or BB or below by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or Fitch Ratings (‘‘Fitch’’) or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba and below by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P and Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Fitch, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Municipal Bond Risk

Although the Trust does not anticipate investing in municipal bonds as a principal part of its investment strategy, the Trust reserves the right to acquire municipal bonds. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt.

Strategic Transactions and Risk Management

Consistent with its investment objective and policies set forth herein and its prospectus, the Trust may also enter into certain transactions to manage the Trust’s risks and to seek to increase the Trust’s returns. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate, credit and other derivative transactions (collectively, ‘‘Strategic Transactions’’). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

Futures Contracts and Options on Futures Contracts.    In connection with its Strategic Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (‘‘futures contracts’’) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.

Forward Foreign Currency Contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust’s existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

Call Options on Individual Portfolio Securities.    In addition to employing the Index Option Strategy, the Trust may purchase call options on any of the types of individual securities or instruments in which it may invest. A purchased call option gives the Trust the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Trust also is authorized to write (i.e., sell) covered call options on the individual securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust’s ability to sell the underlying security will be limited while the option is in effect unless the Trust enters into a closing purchase transaction. A closing purchase transaction cancels out the Trust’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. The Trust also is authorized to write (i.e., sell) uncovered call options on individual securities or instruments in which it may invest but that are not currently held by the Trust. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Trust must deposit and maintain sufficient margin with the broker dealer through which it sold the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Trust will segregate unencumbered liquid securities or cash with a value at least equal to the Trust’s exposure (the difference between the unpaid amounts owed by the Trust on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such segregation will not limit the Trust’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Trust’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Trust that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Trust must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Trust will lose the difference.

Put Options.    The Trust is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Trust acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Trust’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Trust’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Trust also may purchase uncovered put options.

The Trust also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Trust, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Trust will receive a premium for writing a put option, which increases the Trust’s return. The Trust will not sell put options if, as a result, more than 50% of the Trust’s total assets would be required to cover its potential obligations under the put options and under any other transactions (excluding calls) that would be treated as senior securities under the Investment Company Act.

The Trust is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Trust does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Trust has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Trust will retain the premium and will not have to purchase the securities or instruments at the exercise price.

In connection with such transaction, the Trust will segregate liquid securities or cash with a value at least equal to the Trust’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such segregation will not limit the Trust’s exposure to loss.

Interest Rate Transactions.    Among the Strategic Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

New Products.    The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

Appendix B contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; (d) the obligation to meet additional variation margin or other payment requirements; and (e) with respect to over-the-counter transactions, credit risk with respect to the counterparty to the transaction, all of which could result in the Trust being in a worse position than if such techniques had not been used.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

Certain of the Trust’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Trust may purchase securities on a ‘‘when-issued’’ basis and may purchase or sell securities on a ‘‘forward commitment’’ basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust (‘‘Qualified Institutions’’). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act and any rules promulgated under or exemptive relief from, the Investment Company Act. The Investment Company Act currently requires that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is ‘‘marked to the market’’ on a daily basis); (iii) the loan be made subject to termination by the Trust at any time; and (iv) the Trust receive reasonable interest on the loan (which may include the Trust’s investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust’s total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Trust’s board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

The Trust will lend securities through an affiliate of BlackRock pursuant to the terms of an exemptive order under the Investment Company Act pursuant to which the affiliate will receive compensation at market rates.

MANAGEMENT OF THE TRUST

Investment Management Agreement

Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust’s shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The investment management agreement was approved by the Trust’s board of trustees at an ‘‘in person’’ meeting of the board of trustees held on November 21, 2006 including all of the trustees who were not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The agreement provides for the Trust to pay a management fee at an annual rate equal to .65% of the average weekly value of the Trust’s Managed Assets. ‘‘Managed Assets’’ means the total assets of the Trust minus the sum of the accrued liabilities (other than aggregate indebtedness constituting financial leverage). For this purpose, ‘‘accrued liabilities’’ does not include the liquidation preference of the Preferred Shares.

The investment management agreement was approved by the sole common shareholder of the Trust as of November 21, 2006. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust’s board of trustees or the vote of a majority of the securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust’s board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

Pursuant to two separate sub-investment advisory agreements (‘‘the sub-investment advisory agreements’’), BlackRock Advisors has appointed BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (the ‘‘Sub-Advisors’’) to perform the day-to-day investment management of the Trust. BlackRock Advisors pays a sub-advisory fee to BlackRock Financial Management, Inc., equal to 52% of the management fee, and a sub-advisory fee to BlackRock Investment Management, LLC equal to 23% of the management fee. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

Each sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify such Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although each Sub-Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of each Sub-Advisor are not exclusive and each Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The sub-investment advisory agreements were approved by the Trust’s board of trustees at an ‘‘in person’’ meeting held on November 21, 2006, including all of the trustees who were not parties to the agreements or interested persons of any such party (as such term is defined in the Investment Company Act). In approving the sub-investment advisory agreements the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, the profitability to BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC of their respective relationships with the Trust, economies of scale and comparative fees and expense ratios.

The sub-investment advisory agreements were approved by the sole common shareholder of the Trust as of November 21, 2006. The sub-investment advisory agreements will each continue in effect for a period of two years from their respective effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust’s board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreements may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust’s board of trustees or a majority of the outstanding voting securities of the Trusts, or the Sub-Advisors, on 60 days’ written notice by any party to the other (which may be waived by the non-terminating party). The sub-investment advisory agreements will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Matters Considered by the Board

A discussion regarding the basis for the approval of the respective initial and successor investment management and sub-investment advisory agreements by the Board will be available in the Trust’s report to shareholders for the period ending April 31, 2007.

Trustees and Officers

The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust’s board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 60 Lead Trustee Audit Committee Chairman	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Former Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Coauthor, THE WINNING PERFORMANCE (best selling management book published in 13 national editions)	58	Trustee: Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemical, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O Box 4546 New York, NY 10163-4546 Age: 69 Trustee Audit Committee Member	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	58	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).
Frank J. Fabozzi P.O Box 4546 New York, NY 10163-4546 Age: 58 Trustee Audit Committee Member	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	58	Director, Guardian Mutual Funds Group (18 portfolios)

*	Includes the Trust.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Kathleen F. Feldstein P.O Box 4546 New York, NY 10163-4546 Age: 66 Trustee	3 years(1)(2)	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA	58	Director of The McClatchy Company; Trustee of the Museum of Fine Arts, Boston, Partners Community Healthcare, Inc. and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.
R. Glenn Hubbard P.O Box 4546 New York, NY 10163-4546 Age: 48 Trustee	3 years(1)(2)	Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1997-2004. Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.	58	Director of ADP, Dex Media, KKR Financial Corporation, and Ripplewood Holdings. Member of Board of Directors of Duke Realty. Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York and the Economic Club of Cap mark, New York.
INTERESTED TRUSTEE:
Ralph L. Schlosstein** Age: 55 Trustee and Chairman of the Board	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988. Member of the Management Committee and Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group, Chairman and President of the BlackRock Liquidity Funds and director of several of BlackRock’s alternative investment vehicles.	58	Director and Chairman of the Board of Anthracite Capital, Inc. Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, a member of the board of the Financial Institution Center of the Wharton School of the University of Pennsylvania, a trustee of the American Museum of Natural History, a trustee of Trinity School in New York City, a member of the Board of Advisors of Marujupu LLC, and a trustee of New Visions for Public Education, The Public Theater in New York City and the James Beard Foundation. Formerly, a director of Pulte Corporation, the nation’s largest homebuilder, a Trustee of Denison University and a member of Fannie Mae’s Advisory Council.

*	Includes the Trust.

**	‘‘Interested person’’ of the Trust as defined in the Investment Company Act. Mr. Schlosstein is an interested person due to his employment with the Advisor.

(1)	After a trustee’s initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he or she serves:

—	Messrs. Cavanagh and Hubbard, as Class I trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders

—	Messrs. Schlosstein and Fabozzi and Ms. Feldstein, as Class II trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders

—	Mr. Dixon, as a Class III trustee, is expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders.

(2)	Each trustee has served in such capacity since the Trust’s inception.

OFFICERS

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Robert S. Kapito Age: 49	President	Vice Chairman of BlackRock, Inc. Head of the Portfolio Management Group. Also a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group of BlackRock, Inc. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.
Anne F. Ackerley Age: 44	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Bartholomew A. Battista Age: 48	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004. Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the BlackRock Funds and the BlackRock Liquidity Funds since 2004. Managing Director (since 2003) and Director (2000-2002) of BlackRock, Inc. Compliance Officer at Moore Capital Management from 1995-1998.
Donald C. Burke Age: 46	Treasurer	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers (‘‘MLIM’’) and Fund Asset Management (‘‘FAM’’) from 2006, First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).
James Kong Age: 46	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
Vincent Tritto, Esq. Age: 45	Secretary	Managing Director, Senior Counsel and Assistant Secretary of BlackRock, Inc. (since January 2005) and Director, Senior Counsel and Assistant Secretary (2002-2004) of BlackRock, Inc. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan, Esq. Age: 47	Assistant Secretary	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004), and Vice President and Senior Counsel (1998-2000), BlackRock, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon Stevens & Young, LLP from March 1990 to May 1995.

Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies(*)
Richard E. Cavanagh	$1-$10,000	over $100,000
Kent Dixon	$10,000-$50,000	over $100,000
Frank J. Fabozzi	$1-$10,000	over $100,000
Kathleen F. Feldstein	$1-$10,000	$10,001-$50,000
R. Glenn Hubbard	$1-$10,000	over $100,000
Ralph L. Schlosstein	$1-$10,000	over $100,000

(*)	As of February 28, 2007.

Compensation of Trustees

The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth before the Trust’s calendar year ending December 31, 2007, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation from the Trust		Total Compensation from the Trust and Fund Complex Paid to Board Members(1)
Richard E. Cavanagh	$4,000	(2)	$310,000	(3)(4)(5)
Kent Dixon	$4,000	(2)	$220,000	(4)(5)
Frank J. Fabozzi	$4,000	(2)	$220,000	(4)(5)
Kathleen F. Feldstein	$3,400	(2)	$190,000	(4)
R. Glenn Hubbard	$3,400	(2)	$190,000	(4)

(1)	Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2007 from the closed-end funds advised by the Advisor (the ‘‘Fund Complex’’).

(2)	Of these amounts it is anticipated that trustees Cavanagh, Dixon, Fabozzi, Feldstein and Hubbard will defer $0, $0, $0, $0, and $3,400, respectively, pursuant to the Fund Complex’s deferred compensation plan in the calendar year ended December 31, 2007.

(3)	Mr. Cavanagh serves as ‘‘lead director’’ and Governance Committee Chairman for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Mr. Cavanagh will be compensated in the amount of $60,000 per annum by the Fund Complex.

(4)	Of this amount, trustees Cavanagh, Dixon, Fabozzi, Feldstein and Hubbard are expected to defer $50,000, $50,000, $50,000, $30,000, and $190,000, respectively, pursuant to the Fund Complex’s deferred compensation plan.

(5)	Includes compensation for service on the Audit Committee. Mr. Cavanagh receives $60,000 per annum for his service as Chairman of the Audit Committee and all other trustees on the Audit Committee receive $30,000 base per annum for their service on the Audit Committee.

The Trust shall pay a pro rata portion (based on relative net assets) of the following trustee fees paid by the Fund Complex: (i) $190,000 per annum for each Independent Trustee as a retainer and (ii) $3,000 per day for each Independent Trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trustees of the Trust and any committee thereof. Mr. Cavanagh will receive an additional $60,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex plus an additional $60,000 per annum for his service as chairman of the Audit

Committee. Messrs. Dixon and Fabozzi will receive an additional $30,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Cavanagh, Dixon and Fabozzi will be allocated among the funds/trusts in the Fund Complex based on their relative net assets. Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex’s deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 retainer will be mandatorily deferred pursuant to the Fund Complex’s deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer $20,000 of the per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

The board of trustees of the Trust currently has five committees: an Executive Committee, an Audit Committee, a Governance Committee, a Compliance Committee and a Portfolio Review Committee.

The Executive Committee consists of Mr. Schlosstein, and acts in accordance with the powers permitted to such a committee under the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws of the Trust. The Executive Committee, subject to the Trust’s Amended and Restated Agreement and Declaration of Trust, Amended and Restated By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Amended and Restated board.

The Audit Committee consists of Messrs. Cavanagh, Dixon and Fabozzi. The Audit Committee acts according to the Audit Committee charter. Mr. Cavanagh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the board of trustees and the Trust’s independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Messrs. Dixon and Fabozzi, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

The Governance Committee consists of all of the Independent Trustees. The Governance Committee acts in accordance with the Governance Committee charter. Mr. Cavanagh has been appointed as Chairman of the Governance Committee. The Governance Committee performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

The name of the shareholder and evidence of the person’s ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a trustee of the Trust and the person’s consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

The Compliance Committee consists of all of the Independent Trustees. The Compliance Committee acts according to the Compliance Committee charter. Mr. Cavanagh has been appointed as Chairman of the Compliance Committee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock Advisors in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust’s Chief Compliance Officer.

The Portfolio Review Committee consists of all of the Trustees. The Portfolio Review Committee acts in accordance with the Portfolio Review Committee charter. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Trust’s investment results.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Proxy Voting Policies

The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock’s proxy voting guidelines. Under these guidelines, BlackRock votes proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock’s proxy voting procedures is attached as Appendix C to this Statement of Additional Information.

Codes of Ethics

The Trust, the Advisor and the Sub-Advisors have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisors

BlackRock, LLC Advisors acts as the Trust’s investment advisor. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC act as sub-advisors for the Trust.

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc., located at 40 East 52nd Street, New York, New York 10022, and BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, are wholly owned subsidiaries of BlackRock, Inc. BlackRock is one of the world’s largest publicly traded investment management firms. As of December 31, 2006, the assets under management of BlackRock, Inc. were $1.125 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

The BlackRock organization has over 18 years of experience managing closed-end products and, as of December 31, 2006, advised a closed-end family of 103 active funds with approximately $43.4 billion in assets. BlackRock manages $3.2 billion of preferred stock assets, including $2.3 billion across closed-end funds. BlackRock has $282 billion in equity assets under management as of December 31, 2006, including $7.8 billion in assets across 13 equity closed-end funds. Headquartered in New York City, the firm has over 4,700 employees in 18 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

BlackRock Portfolio Managers

As of December 31, 2006, Scott Amero managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	41	$31,400,000,000	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	31	$7,800,000,000	4	$1,600,000,000
Other Accounts	281	$94,100,000,000	24	$7,800,000,000

As of December 31, 2006, Dan Chen managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$4,000,000,000	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$232,000,000	0	0
Other Accounts	3	$416,000,000	0	0

As of December 31, 2006, John Burger managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$3,300,000,000	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	0
Other Accounts	11	$2,140,000,000	0	0

As of December 31, 2006, Jonathan Clark managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	10	$3,200,000,000	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$616,000,000	0	0
Other Accounts	0	$0	0	0

BlackRock Compliance

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. In this connection, it should be noted that Mr. Amero currently manages certain accounts that are subject to performance fees and each portfolio manager may in the future manage other such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

BlackRock Portfolio Manager Compensation—Fixed Income Portfolio Managers

BlackRock’s financial arrangements with its fixed income portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, fixed income portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation.    In addition to base compensation, fixed income portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP )—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock, Inc. common stock. Messrs. Amero and Chen have received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero and Burger, has been paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards—While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Amero participates in BlackRock’s restricted stock program.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A group of BlackRock, Inc.’s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. In the case of the Trust, it is anticipated that such benchmarks would include the S&P 500 Index, ML Fixed Rate Preferred and ML Hybrid Preferred Indices, the 10-year U.S. Treasury note, certain customized indices and the Trust’s Lipper Peer Group. The group then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

BlackRock Portfolio Manager Compensation—Equity Portfolio Managers

The elements of total compensation for portfolio managers on BlackRock’s equity team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate—both up and down—with the relative investment performance of the portfolios that they manage.

Base compensation.    Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation.    BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates equity portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: investment performance relative to the S&P 500 Index, the 10-year United States Treasury note, certain customized indices and fund industry peer groups. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If an equity portfolio manager’s tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. BlackRock and its affiliates also consider the extent to which individuals exemplify and foster BlackRock’s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by BlackRock management.

Cash Bonus—Performance-based compensation is distributed to equity portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus—A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year ‘‘at risk’’ based on the company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the ‘‘downside risk’’ and ‘‘upside opportunity’’ of the company’s performance. Portfolio managers therefore have a direct incentive to protect BlackRock’s reputation for integrity.

Other Compensation Programs—Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits—Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

Securities Ownership of Portfolio Managers

The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisors are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor and Sub-Advisors may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor’s or Sub-Advisors’ other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor’s or Sub-Advisors’, investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisors in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934, as amended. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisors under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisors and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pays to the Advisor will not be reduced as a consequence of the Advisor’s or Sub-Advisors’ receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisors in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisors, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other investment companies or accounts that the Advisor and/or the Sub-Advisors manage may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisors in their discretion in accordance with the accounts’ various investment objectives. Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisors, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust’s board of trustees that this advantage, when combined with the other benefits available due to the Advisor’s or the Sub-Advisors organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisor and its affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets through out the day, resulting in transactions in the same security being effected at different prices over a 24 hour period.

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

ADDITIONAL INFORMATION CONCERNING
 THE AUCTIONS FOR PREFERRED SHARES

General

Securities Depository.    The Depository Trust Company (‘‘DTC’’) will act as the Securities Depository with respect to each series of AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Trust’s trustees, as described under ‘‘Description of AMPS—Voting Rights’’ in the prospectus, Cede & Co. will be the holder of record of each series of AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

Concerning the Auction Agent

The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent’s registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under ‘‘The Auction— Secondary Market Trading and Transfers of AMPS’’ in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

The auction agent after each auction for shares of each series of AMPS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of ¼ of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the series of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

 DESCRIPTION OF COMMON SHARES

A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

 OTHER SHARES

The board of trustees (subject to applicable law and the Trust’s Amended and Restated Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or AMPS, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the AMPS.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust’s common shares will trade in the open-market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust’s board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open-market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust’s Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust’s board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board’s present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Trust’s status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust’s shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will reduce net assets which would likely have the effect of increasing the Trust’s expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Trust’s board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

 TAX MATTERS

The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the ‘‘IRS’’) retroactively or prospectively. This discussion assumes that the shareholders hold their Trust shares as capital assets for U.S. Federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

Taxation of the Trust

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. Federal income tax to the extent that it distributes its net investment income and net realized capital gains.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a ‘‘Qualified Publicly Traded Partnership’’); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Trust generally is not subject to U.S. Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a ‘‘preferential’’ dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Trust intends to distribute annually all or substantially all of such income.

The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against their U.S. Federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. Federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust’s shareholders would not be deductible by the Trust in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust to the IRS. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary, capital gains, or tax-exempt) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Trust intends to allocate capital gains dividends, if any, and any other distributions between its common and AMPS shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year. Dividends subject to the dividends received deduction and qualified dividend income will similarly be allocated between these classes.

If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Trust’s payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust’s qualification for taxation as a regulated investment company and/or may subject the Trust to the nondeductible 4% federal excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

Gain or loss on the sales of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Trust’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust will not be eligible to elect to ‘‘pass-through’’ to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as ‘‘ordinary income dividends’’), are generally taxable to you as ordinary income to the extent of the Trust’s earnings and profits. Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as ‘‘qualified dividend income’’ eligible for the reduced maximum U.S. Federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a ‘‘passive foreign investment company,’’ as defined in the Code. If the Trust lends portfolio securities, the amount received by the Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. In general, distributions from trust preferred securities will not be eligible for a dividends received deduction nor constitute qualified dividend income while distributions from traditional preferred securities may be eligible for the dividends received deduction and constitute qualified dividend income. There can be no assurance as to what portion of the Trust’s distributions will qualify for the dividends received deduction or constitute qualified dividend income.

A dividend (whether paid in cash or reinvested in additional Trust shares) will not be treated as qualified dividend income (whether received by the Trust or paid by the Trust to a shareholder) if

(1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (‘‘capital gain dividends’’), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned shares of the Trust. The maximum U.S. Federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

If, for any calendar year, the Trust’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the shares will be taxable to the shareholder as capital gain (assuming the shares are held as a capital asset).

Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of shares of the Trust (except in the case of a redemption where a shareholder’s percentage stock interest is not meaningfully reduced) will generally result in capital gain or loss to shareholders. Generally, a shareholder’s gain or loss will be long-term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of shares of the Trust will be disallowed if the shareholder acquires other shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

An investor should be aware that if shares of the Trust are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price.

Certain types of income received by the Trust from real estate investment trusts (‘‘REITs’’), real estate mortgage investment conduits (‘‘REMICs’’), taxable mortgage pools or other investments may cause the Trust to designate some or all of its distributions as ‘‘excess inclusion income.’’ To Trust shareholders such excess inclusion income will (i) constitute taxable income, as ‘‘unrelated business taxable income’’ (‘‘UBTI’’) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain ‘‘disqualified organizations,’’ as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Trust shareholders.

Any loss realized by a shareholder on the sale of shares of the Trust held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. Federal (including the application of the alternative minimum tax rules), state, local and foreign tax consequences to them of investing in the Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a ‘‘foreign investor’’) generally will be subject to U.S. Federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust’s shares.

In general, U.S. Federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain, exempt-interest dividends, or upon the sale or other disposition of shares of the Trust.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. Federal withholding tax where they (i) are paid in respect of the Trust’s ‘‘qualified net interest income’’ (generally, the Trust’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust’s ‘‘qualified short-term capital gains’’ (generally, the excess of the Trust’s net short-term capital gain over the Trust’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares of the Trust held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Trust is required in certain circumstances to withhold, for U.S. Federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, state, local and foreign income or other taxes.

EXPERTS

The statement of net assets of the Trust as of November 21, 2006 and related statement of operations and statement of changes in net assets for the period from October 26, 2006 (date of inception) to November 21, 2006 appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkely Street, Boston, MA 02116, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the AMPS offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of BlackRock Preferred and Equity Advantage Trust,

We have audited the accompanying statement of assets and liabilities of BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) as of November 21, 2006 and the related statements of operations and changes in net assets for the period from October 26, 2006 (date of inception) to November 21, 2006. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to the above present fairly, in all material respects, the financial position of BlackRock Preferred and Equity Advantage Trust as of November 21, 2006, and the results of its operations and the changes in its net assets for the period from October 26, 2006 (date of inception) to November 21, 2006, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 19, 2006

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF ASSETS AND LIABILITIES
November 21, 2006

ASSETS:
Cash	$115,006
LIABILITIES:
Payable for organization costs	15,000
Net Assets	$100,006
Net assets were comprised of:
Common stock at par (Note 1)	$5
Paid-in capital in excess of par	115,001
Accumulated net investment loss	(15,000)
Net assets, November 21, 2006	$100,006
Net asset value per common share:
Equivalent to 4,817 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized	$20.76

See Notes to Financial Statements.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF OPERATIONS
For the period October 26, 2006 (date of inception) to November 21, 2006

Investment Income	$—
Expenses
Organization expenses	15,000
Net investment loss	$(15,000)

See Notes to Financial Statements.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF CHANGES IN NET ASSETS
For the period October 26, 2006 (date of inception) to November 21, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(15,000)
Net decrease in net assets resulting from operations	(15,000)
Capital Share Transactions
Net proceeds from the issuance of common shares	115,006
Total increase	100,006
NET ASSETS
Beginning of period	—
End of period (including accumulated net investment loss of $15,000)	$100,006

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1.    Organization

BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) was organized as a Delaware statutory trust on October 26, 2006, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock Funding, Inc. of 4,817 shares of common stock for $115,006 ($23.875 per share).

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust considers the risk of loss from such claims to be remote.

Investment Valuation:    The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Board of Trustees (the ‘‘Board’’). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value per share. Any investments or other assets for which such current market quotations are not readily available are valued at fair value (‘‘Fair Value Assets’’) as determined in good faith under procedures established by, and under the general supervision and responsibility, of the Trust’s Board. The investment advisor and/or sub-advisors will submit their recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisors shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisors deems relevant.

Federal Income Taxes:    It is the Trust’s intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its net income and net realized capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provisions have been recorded.

Estimates:    The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

Note 2.    Agreements

The Trust has entered into an Investment Management Agreement with BlackRock Advisors, LLC (the ‘‘Advisor’’), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC both wholly owned subsidiaries of BlackRock, Inc., serve as sub-advisors (the ‘‘Sub-advisors’’) to the Trust. BlackRock, Inc. is an affiliate of Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. The Trust will pay the Advisor a monthly fee (the ‘‘Investment Management Fee’’) in an amount equal to 0.65% of the average weekly value of the Trust’s Managed Assets. Managed Assets’’ means the total assets of the Trust (including any assets attributable to any Preferred Shares or borrowings that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The Advisor pays the Sub-advisors fees for their sub-advisory services.

Note 3.    Organization Expenses and Offering Costs

Organization expenses of $15,000 incurred by the Trust have been expensed. Offering costs, estimated to be approximately $818,000, limited to $0.05 per share, will be charged to paid-in capital at the time common shares are sold.

FINANCIAL STATEMENTS
BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS
(Percentage of Net Assets)
January 31, 2007
(UNAUDITED)

Rating[1]	Principal Amount (000)		Description	Value
			LONG-TERM INVESTMENTS—125.0%
			Corporate Bonds—8.0%
			Automotive—1.2%
B−	$10,000		Ford Motor Co., 7.45%, 7/16/31	$8,125,000
B−	5,000		Lear Corp., Ser. B, 8.75%, 12/01/16	4,987,500
			Total Automotive	13,112,500
			Basic Materials—0.4%
B−	5,000	[2]	Momentive Performance Materials, Inc., 9.75%, 12/01/14	5,125,000
			Commercial Services—0.5%
B+	5,000	[2]	Quebecor World, Inc., 9.75%, 1/15/15 (Canada)	5,218,750
			Consumer Products—0.9%
Caa1	5,000	[2]	Michaels Stores, Inc., 11.375%, 11/01/16	5,375,000
CCC	5,000		Spectrum Brands, Inc., 7.375%, 2/01/15	4,362,500
			Total Consumer Products	9,737,500
			Entertainment & Leisure—0.6%
B3	2,500		AMC Entertainment, Inc., 11.00%, 2/01/16	2,825,000
BB	2,000		Harrah’s Operating, Inc., 5.75%, 10/01/17	1,697,696
B	3,000		Station Casinos, Inc., 6.875%, 3/01/16	2,741,250
			Total Entertainment & Leisure	7,263,946
			Financial Institutions—0.6%
Baa2	6,500	[2,3]	ICICI Bank Ltd., 6.375%, 4/30/22 (India)	6,466,720
			Health Care—0.4%
B−	4,500		Tenet Healthcare Corp., 9.875%, 7/01/14	4,556,250
			Industrials—0.4%
B−	5,000	[2]	Aleris Intl., Inc., 10.00%, 12/15/16	5,175,000
			Media—1.1%
B+	5,000		Cablevision Systems Corp., Ser. B, 8.00%, 4/15/12	5,043,750
B3	1,000		Nexstar Finance, Inc., 7.00%, 1/15/14	955,000
B2	5,000		Primedia, Inc., 8.00%, 5/15/13	4,812,500
Caa1	2,000		Vertis, Inc., Ser. B, 10.875%, 6/15/09	2,030,000
			Total Media	12,841,250
			Technology—1.4%
B	5,000	[2]	Freescale Semiconductor, Inc., 9.125%, 12/15/14	4,968,750
B+	5,000	[2]	NXP BV/NXP Funding LLC, 9.50%, 10/15/15 (Netherlands)	5,168,750
B−	5,000		Sungard Data Systems, Inc., 10.25%, 8/15/15	5,375,000
			Total Technology	15,512,500
			Telecommunications—0.5%
B	5,000	[2]	Intelsat Ltd., 11.25%, 6/15/16 (Bermuda)	5,650,000
			Total Corporate Bonds	90,659,416

	Shares
			Common Stocks—31.5%
			Aerospace & Defense—0.3%
	7,800		L-3 Communications Holdings, Inc.	642,252
	28,300		Lockheed Martin Corp.	2,750,477
			Total Aerospace & Defense	3,392,729
			Automotive—0.6%
	22,100		DaimlerChrysler AG	1,381,029
	52,300		Ford Motor Co.	425,199
	70,000		General Motors Corp.	2,298,800
	40,400		Genuine Parts Co.	1,919,808
	10,600		Paccar, Inc.	708,822
			Total Automotive	6,733,658

See Notes to Financial Statements.

FINANCIAL STATEMENTS
BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS  (continued)
(Percentage of Net Assets)
January 31, 2007
(UNAUDITED)

Shares		Description	Value
		Basic Materials—1.3%
69,800		Alcoa, Inc.	$2,254,540
2,800		Allegheny Technologies, Inc.	289,772
29,700		Aluminum Corp. of China Ltd. (ADR)	669,438
5,200		BASF AG (ADR)	503,204
18,700		E.I. du Pont de Nemours & Co.	926,772
24,800		Freeport-McMoRan Copper & Gold, Inc.	1,426,248
59,800		MeadWestvaco Corp.	1,802,372
8,400		Nucor Corp.	542,136
5,700		Phelps Dodge Corp.	704,520
24,600		Plum Creek Timber Co., Inc.	990,150
31,000		Temple-Inland, Inc.	1,548,140
8,200		United States Steel Corp.	684,618
30,700		Weyerhaeuser Co.	2,302,500
		Total Basic Materials	14,644,410
		Building & Development—0.4%
45,300		DR Horton, Inc.	1,316,418
7,300		KB Home	395,806
24,800		Lennar Corp., Class A	1,348,624
61,200		Masco Corp.	1,957,788
		Total Building & Development	5,018,636
		Conglomerates—0.8%
240,900		General Electric Co.	8,684,445
		Consumer Products—4.9%
90,200		Altria Group, Inc.	7,882,578
8,600	[4]	Amazon.com, Inc.	323,962
32,300	[4]	Amgen, Inc.	2,272,951
55,900		Anheuser-Busch Cos., Inc.	2,849,223
30,600		Clorox Co.	2,001,852
10,200	[4]	Coach, Inc.	467,772
113,100		Coca-Cola Co.	5,415,228
46,500		Federated Department Stores, Inc.	1,929,285
21,800		Fortune Brands, Inc.	1,825,096
67,700		Gap, Inc. (The)	1,297,809
25,800		Harley-Davidson, Inc.	1,761,366
77,400		Home Depot, Inc.	3,153,276
6,900		JC Penney Co., Inc.	560,556
47,700		Limited Brands, Inc.	1,332,738
107,000		Mattel, Inc.	2,606,520
72,900		McDonald’s Corp.	3,233,115
65,000		Newell Rubbermaid, Inc.	1,920,100
13,700		Nordstrom, Inc.	763,227
22,900		OfficeMax, Inc.	1,105,841
18,800		PepsiCo, Inc.	1,226,512
86,900		Procter & Gamble Co.	5,637,203
4,800		Reynolds American, Inc.	309,600
9,500		Universal Corp.	459,135
40,800		UST, Inc.	2,343,552
4,700		VF Corp.	356,589
31,100		Wal-Mart Stores, Inc.	1,483,159
24,500		Whole Foods Market, Inc.	1,058,155
		Total Consumer Products	55,576,400
		Energy—3.8%
11,000		American Electric Power, Inc.	478,830
83,600		Chevron Corp.	6,092,768
66,700		ConocoPhillips	4,429,547
15,700		Consol Energy, Inc.	540,551
54,600		Consolidated Edison, Inc.	2,636,088
40,300		DTE Energy Co.	1,868,711
34,800		Duke Energy Corp.	685,212

See Notes to Financial Statements.

FINANCIAL STATEMENTS
BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS  (continued)
(Percentage of Net Assets)
January 31, 2007
(UNAUDITED)

Shares		Description	Value
		Energy—(cont’d)
184,000		Exxon Mobil Corp.	$13,634,400
17,000		Great Plains Energy, Inc.	532,610
39,000		Halliburton Co.	1,152,060
6,000		KeySpan Corp.	244,800
9,400		Nicor, Inc.	427,700
7,600		NiSource, Inc.	180,880
7,300		Peabody Energy Corp.	298,059
17,500		Rowan Cos., Inc.	575,575
39,000		Royal Dutch Shell Plc (ADR)	2,661,750
21,000		Sasol Ltd. (ADR)	715,260
6,100		Schlumberger Ltd.	387,289
13,900		Smith Intl., Inc.	551,552
21,000		Southern Co.	767,130
17,400	[4]	Spectra Energy Corp.	454,488
38,300		Total SA (ADR)	2,606,315
32,300		Williams Cos., Inc.	871,777
		Total Energy	42,793,352
		Entertainment & Leisure—0.1%
39,200		Brunswick Corp.	1,337,112
		Financial Institutions—5.8%
43,300		Allstate Corp.	2,604,928
7,200		American Express Co.	419,184
48,500	[5]	American Intl. Group, Inc.	3,319,825
34,900		Apollo Investment Corp.	774,780
18,300		Arthur J. Gallagher & Co.	524,661
92,800		Bank of America Corp.	4,879,424
55,100		BB&T Corp.	2,328,526
1,000		Chicago Mercantile Exchange Holdings, Inc.	563,300
2,800		Cigna Corp.	370,720
186,500		Citigroup, Inc.	10,281,745
6,400		Comerica, Inc.	379,520
30,600		Corus Bancshares, Inc.	651,780
5,200		Fannie Mae	293,956
27,800		First Horizon National Corp.	1,212,080
13,600		Goldman Sachs Group, Inc.	2,885,376
30,300		HSBC Holdings Plc (ADR)	2,782,449
61,300		JPMorgan Chase & Co.	3,122,009
11,100		KeyCorp	423,687
7,400		Legg Mason, Inc.	775,890
16,300		Lincoln National Corp.	1,094,382
25,600		MCG Capital Corp.	506,112
30,600		Morgan Stanley	2,533,374
92,200		National City Corp.	3,489,770
94,200		Regions Financial Corp.	3,415,692
11,100		St. Paul Travelers Cos., Inc. (The)	564,435
124,300		US Bancorp	4,425,080
101,000		Wachovia Corp.	5,706,500
86,600		Washington Mutual, Inc.	3,861,494
46,400		Wells Fargo & Co.	1,666,688
9,400		Western Union Co. (The)	209,996
		Total Financial Institutions	66,067,363
		Health Care—3.5%
62,800		Abbott Laboratories	3,328,400
14,500		Aetna, Inc.	611,320
5,100		Applera Corp.—Applied Biosystems Group	177,276
8,100		Bausch & Lomb, Inc.	451,008
47,300		Baxter Intl., Inc.	2,348,918
30,600		Becton Dickinson & Co.	2,354,364

See Notes to Financial Statements.

FINANCIAL STATEMENTS
BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS  (continued)
(Percentage of Net Assets)
January 31, 2007
(UNAUDITED)

Shares		Description	Value
		Health Care—(cont’d)
9,300	[4]	Biogen Idec, Inc.	$449,562
32,600	[4]	Boston Scientific Corp.	601,470
10,300	[4]	Celgene Corp.	552,904
39,200		Eli Lilly & Co.	2,121,504
7,300	[4]	Genzyme Corp.	479,829
4,600	[4]	Humana, Inc.	255,300
106,000		Johnson & Johnson	7,080,800
6,600	[4]	Medimmune, Inc.	228,756
38,500		Medtronic, Inc.	2,057,825
111,800		Merck & Co., Inc.	5,003,050
292,800	[5]	Pfizer, Inc.	7,683,072
11,100		Quest Diagnostics, Inc.	582,528
9,800	[4]	St. Jude Medical, Inc.	419,048
8,200		Stryker Corp.	507,908
11,300	[4]	Thermo Fisher Scientific, Inc.	540,705
22,900		UnitedHealth Group, Inc.	1,196,754
6,600	[4]	Zimmer Holdings, Inc.	555,852
		Total Health Care	39,588,153
		Industrials—1.4%
21,000		3M Co.	1,560,300
40,700		Boeing Co.	3,645,092
11,400		Cummins, Inc.	1,533,984
6,600		Danaher Corp.	488,796
14,800		Deere & Co.	1,484,144
6,700		Fluor Corp.	553,420
60,500		Honeywell Intl., Inc.	2,764,245
64,000		Leggett & Platt, Inc.	1,551,360
2,800	[4]	Terex Corp.	159,292
20,300		Textron, Inc.	1,891,351
		Total Industrials	15,631,984
		Media—0.6%
75,100		CBS Corp., Class B	2,340,867
25,300	[4]	Comcast Corp., Class A	1,121,296
21,400	[4]	DIRECTV Group, Inc. (The)	521,946
39,200		Dow Jones & Co., Inc.	1,478,232
33,500		Time Warner, Inc.	732,645
8,300		Walt Disney Co. (The)	291,911
		Total Media	6,486,897
		Pharmaceuticals—0.6%
101,100		Bristol-Myers Squibb Co.	2,910,669
11,800		Caremark Rx, Inc.	722,868
12,700	[4]	Gilead Sciences, Inc.	816,864
35,800		Wyeth	1,768,878
		Total Pharmaceuticals	6,219,279
		Real Estate—0.7%
33,700		Crescent Real Estate Equities Co. (REIT)	676,022
23,100		Equity Residential (REIT)	1,300,068
15,600		First Industrial Realty Trust, Inc. (REIT)	737,256
32,100		Health Care Property Investors, Inc. (REIT)	1,324,125
30,800		Hospitality Properties Trust (REIT)	1,503,040
56,300		HRPT Properties Trust (REIT)	733,026
20,200		Inland Real Estate Corp. (REIT)	408,444
20,800		Starwood Hotels & Resorts Worldwide, Inc.	1,301,664
		Total Real Estate	7,983,645

See Notes to Financial Statements.

FINANCIAL STATEMENTS
BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS  (continued)
(Percentage of Net Assets)
January 31, 2007
(UNAUDITED)

Rating[1]	Shares		Description	Value
			Technology—4.3%
	15,200	[4]	Advanced Micro Devices, Inc.	$236,360
	41,900	[4]	Agilent Technologies, Inc.	1,340,800
	20,600		Analog Devices, Inc.	674,650
	23,600	[4]	Apple, Inc.	2,023,228
	13,000	[4]	Broadcom Corp.	414,960
	115,100	[4]	Cisco Systems, Inc.	3,060,509
	3,900	[4]	Cognizant Technology Solutions Corp.	332,631
	8,300	[4]	Dell, Inc.	201,275
	32,100	[4]	eBay, Inc.	1,039,719
	60,900	[4]	EMC Corp.	851,991
	5,900	[4]	Google, Inc.	2,957,670
	84,600		Hewlett-Packard Co.	3,661,488
	234,100		Intel Corp.	4,906,736
	59,400		Intl. Business Machines Corp.	5,889,510
	46,700		Maxim Integrated Products, Inc.	1,438,360
	296,300		Microsoft Corp.	9,143,818
	9,900	[4]	Nvidia Corp.	303,435
	25,400		Oracle Corp.	435,864
	22,100		Paychex, Inc.	884,221
	42,700		Pitney Bowes, Inc.	2,044,049
	6,200	[4]	SanDisk Corp.	249,240
	115,800	[4]	Sanmina-SCI Corp.	405,300
	97,500	[4]	Sun Microsystems, Inc.	647,400
	23,500	[4]	Symantec Corp.	416,185
	212,200		Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	2,315,102
	56,000		Xilinx, Inc.	1,360,800
	33,900	[4]	Yahoo! Inc.	959,709
			Total Technology	48,195,010
			Telecommunications—2.0%
	207,987		AT&T, Inc.	7,826,551
	61,500		Chunghwa Telecom Co. Ltd. (ADR)	1,273,665
	64,000		Citizens Communications Co.	938,240
	43,300	[4]	Corning, Inc.	902,372
	15,700	[4]	Juniper Networks, Inc.	284,484
	84,400		Motorola, Inc.	1,675,340
	77,000		Qualcomm, Inc.	2,899,820
	14,900		Sprint Nextel Corp.	265,667
	47,000		Tele Norte Leste Participacoes (ADR)	634,030
	156,000		Verizon Communications, Inc.	6,009,120
			Total Telecommunications	22,709,289
			Transportation—0.4%
	26,500		Ship Finance Intl. Ltd. Bermuda	628,845
	52,500		United Parcel Service, Inc., Class B	3,794,700
			Total Transportation	4,423,545
			Total Common Stocks	355,485,907
			Preferred Stocks—27.7%
			Financial Institutions—24.8%
BBB	400,000		ACE Ltd., Ser. C, 7.80%	10,400,000
A+	400,000		Aegon N.V., 6.50%	10,332,000
			Arch Capital Group Ltd., (Bermuda)
BBB	100,000		Ser. A, 8.00%	2,640,000
BBB	160,000		Ser. B, 7.875%	4,152,000
BBB−	1,000,000	[3]	Aspen Insurance Holdings Ltd., 7.401%	25,750,000
BBB−	280,000	[3]	Axis Capital Holdings Ltd., Ser. B, 7.50%	29,741,264
A+	500,000		Bank of America Corp., Ser. D, 6.204%	13,250,000
BBB	10,000	[2]	Centaur Funding Corp., Ser. B, 9.08%	11,603,125
Baa2	210,000		Citizens Funding Trust I, 7.50%	5,441,100
A−	906,000		Countrywide Capital V, 7.00%	22,921,799

See Notes to Financial Statements.

FINANCIAL STATEMENTS
BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS  (continued)
(Percentage of Net Assets)
January 31, 2007
(UNAUDITED)

Rating[1]	Shares		Description	Value
			Financial Institutions—(cont’d)
A+	600,000		Deutsche Bank Capital Funding Trust VIII, 6.375%	$15,110,459
BBB−	80,000		Endurance Specialty Holdings Ltd., Ser. A, 7.75%	2,092,000
AA−	545,000		Federal Home Loan Mortgage Corp., 5.57%	13,625,000
AA−	300,000		HSBC Holdings Plc, Ser. A, 6.20%	7,650,000
A	200,000		ING Groep N.V., 6.125%	5,028,000
NA	6,000		Irwin Financial Corp., Zero Coupon	6,033,000
A−	295,000		KeyCorp Capital IX, 6.75%	7,513,650
A+	298,100		National City Capital Trust II, 6.625%	7,565,778
A	265,600		PartnerRe Ltd., Ser. C, 6.75%	6,756,200
BBB	760,000		RenaissanceRe Holdings Ltd., Ser. D, 6.60%	18,772,000
AA	665,000		Royal Bank of Scotland Group Plc (ADR), Ser. R, 6.125% (United Kingdom)	16,591,750
			Santander Finance Preferred SA Unipersonal, (Spain)
A+	640,000	[2]	6.50%	16,043,008
A+	520,000	[2]	6.80%	13,048,776
A−	300,000		XL Capital Ltd., Ser. B, 7.625%	7,692,000
			Total Financial Institutions	279,752,909
			Real Estate—2.9%
BBB−	341,300		PS Business Park, Inc. (REIT), Ser. P, 6.70%	8,409,632
BBB+	1,000,000		Public Storage, Inc. (REIT), Ser. M, 6.625%	24,750,000
			Total Real Estate	33,159,632
			Total Preferred Stocks	312,912,541

	Principal Amount (000)
			Trust Preferred Stocks—57.8%
			Financial Institutions—57.4%
BBB	$23,273	[6]	AON Corp., 8.205%, 1/01/27	26,679,237
A	45,000	[2,3,6,7]	AXA S.A., 6.463% (France)	43,940,115
			Barclays Bank Plc, (United Kingdom)
AA	15,000	[2,3,7]	5.926%	15,088,800
AA	20,000	[2,3,6,7]	6.86%	21,577,400
BBB−	171		Berkley W R Capital Trust II, 6.75%,	4,276,812
A2	30,000	[2,3,6,7]	BOI Capital Funding No. 3, 6.107% (Ireland)	29,356,710
NR	10,000	[7]	BTA Finance Luxembourg S.A., 8.25% (Luxembourg)	9,481,300
Baa2	5,000		Capital One Capital III, 7.686%, 8/15/36	5,627,175
Baa2	25,000		Capital One Capital IV, 6.745%, 2/17/37	25,160,000
A+	20,000	[2,3,6,7]	Commonwealth Bank of Australia, 6.024% (Australia)	20,069,340
B+	90,000	[2]	DJ CDX NA HY, Ser. 7-T1, 8.375%, 12/29/11	91,912,500
A−	120		Everest Re Capital Trust, 7.85%,	3,033,756
			HBOS Plc, (United Kingdom)
AA−	30,000	[2,3,6,7]	5.92%	29,177,190
AA−	10,000	[2,3,6,7]	6.413%	9,791,890
AA−	16,000	[2,3,7]	HSBC Capital Funding LP, Ser. 2, 10.176% (Jersey Channel Islands)	23,341,328
Baa2	25,100	[2,3,7]	ICICI Bank Ltd., 7.25% (India)	25,799,688
A	16,000	[3,6,7]	ING Groep N.V., 5.775% (Netherlands)	15,837,088
A	35,000	[3]	JPMorgan Chase Capital XXI, Ser. U, 6.25%, 2/02/37	34,726,474
NR	5,000	[7]	Kazkommerts Finance 2 BV, 9.25% (Netherlands)	5,237,500
A	30,000	[2,3,6,7]	Lloyds TSB Group Plc, 6.267% (United Kingdom)	29,725,350
A−	21,000	[2,3,6,7]	Mizuho Capital Investment 1 Ltd., 6.686% (Cayman Islands)	21,015,582
AA	10,000	[3,5,6,7]	RBS Capital Trust II, 6.425%	10,166,780
A−	15,000	[3,6]	Reinsurance Group of America, Inc., 6.75%, 12/15/65	14,974,620
BBB−	25,000	[2,3,6,7]	Resona Preferred Global Securities Ltd., 7.191% (Cayman Islands)	26,145,875
AA	18,000	[3,6,7]	Royal Bank of Scotland Group Plc, 7.648% (United Kingdom)	21,049,740
Baa2	22,000	[2,3,7]	Shinsei Finance II, 7.16% (Cayman Islands)	22,268,136
Baa2	10,000	[2,3,7]	Shinsei Finance Ltd., 6.418% (Cayman Islands)	9,941,580

See Notes to Financial Statements.

FINANCIAL STATEMENTS
BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
PORTFOLIO OF INVESTMENTS  (continued)
(Percentage of Net Assets)
January 31, 2007
(UNAUDITED)

Rating[1]	Shares		Description	Value
			Financial Institutions—(cont’d)
A−	$10,000	[2,3,7]	SMFG Preferred Capital USD 1 Ltd., 6.078% (Cayman Islands)	$9,837,200
Baa2	85		Sovereign Capital Trust V, 7.75%,	2,290,750
A	20,000	[2,3]	Standard Chartered Plc, 6.409%, 1/30/17 (United Kingdom)	19,674,280
A1	20,000	[2,3,7]	Swiss Re Capital I LP, 6.854%	20,936,700
			Total Financial Institutions	648,140,896
			Telecommunications—0.4%
B	5,000	[2,3]	Intelsat Ltd., 8.872%, 1/15/15 (Bermuda)	5,086,247
			Total Trust Preferred Stocks	653,227,143
			Total Long-Term Investments (cost $1,417,051,543)	1,412,285,007

	Shares (000)
			MONEY MARKET FUND—4.0%
NR	45,000		SSgA Tax Free Money Mkt. Fund—Class A (cost $45,000,000)	45,000,000

	Contracts (000)
			OUTSTANDING CALL OPTIONS PURCHASED—0.0%
	50		S&P 500 Index Futures, expires 2/17/07 (cost $202,500)	200,500
			Total investments before outstanding options written (cost $1,462,254,0438)	1,457,485,507
			OUTSTANDING CALL OPTIONS WRITTEN—(0.3)%
			S&P 500 Index Futures,
	(182)		expires 2/17/07	(3,246,100)
	(7)		expires 3/17/07	(145,040)
			Total Outstanding Call Options Written (premium received $2,998,100)	(3,391,140)
			Total investments net of outstanding options written—128.7%	$1,454,094,367
			Liabilities in excess of other assets—(28.7)%	(324,188,088)
			Net Assets—100%	$1,129,906,279

[1]	Using the highest of Standard & Poor’s, Moody’s Investors Service or Fitch’s Ratings.

[2]	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of January 31, 2007, the Trust held 49.4% of its net assets, with a current market value of $558,528,790, in securities restricted as to resale.

[3]	Variable rate security. Rate shown is interest rate as of January 31, 2007.

[4]	Non-income producing security.

[5]	Security, or a portion thereof, pledged as collateral with a value of $8,618,474 on 122 long S&P 500 Index futures contracts expiring March 2007, 1,154 long U.S. Treasury Bond futures contracts expiring March 2007, 9 short S&P 500 Index futures contracts expiring March 2007, 1,154 short U.S. Treasury Bond futures contracts expiring March 2007 and 5,016 short U.S. Treasury Note futures contracts expiring March 2007. The notional value of such contracts on January 31, 2007 was $500,052,966, with an unrealized gain of $5,359,626.

[6]	Entire or partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4 in the Notes to Financial Statements for details of open reverse repurchase agreements.

[7]	The security is a perpetual bond and has no stated maturity date.

[8]	Cost for federal income tax purposes is $1,462,258,966. The net unrealized depreciation on a tax basis is $4,773,459, consisting of $10,139,934 gross unrealized appreciation and $14,913,393 gross unrealized depreciation.

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

KEY TO ABBREVIATIONS ADR—American Depositary Receipt REIT—Real Estate Investment Trust USD—U.S. Dollar

See Notes to Financial Statements.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2007

(UNAUDITED)

Preferred and Equity Advantage Trust (BTZ)
Assets
Investments at value[1]	$1,457,485,507
Cash	119,211
Receivable from investments sold	2,999,259
Dividend and interest receivable	12,156,642
1,472,760,619
Liabilities
Reverse repurchase agreements	266,953,533
Payable for investments purchased	68,959,690
Variation margin payable	2,090,292
Outstanding options written at value[2]	3,391,140
Interest payable	639,014
Investment advisory fee payable	720,107
Payable to affiliates	3,452
Other accrued expenses	97,112
342,854,340
Net Assets	$1,129,906,279
Composition of Net Assets
Par value[3]	$47,005
Paid-in capital in excess of par	1,120,472,544
Undistributed net investment income	4,240,772
Accumulated net realized gain	4,947,908
Net unrealized appreciation	198,050
Net assets, January 31, 2007	$1,129,906,279
Net asset value per share[4]	$24.04
[1] Investments at cost	$1,462,254,043
[2] Premium received	$2,998,100
[3] Par value per share	$0.001
[4] Common shares outstanding	47,004,817

See Notes to Financial Statements.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF OPERATIONS
For the period1 ended January 31, 2007

(UNAUDITED)

Preferred and Equity Advantage Trust (BTZ)
Investment Income
Interest income	$4,380,610
Dividend income	1,662,137
Foreign taxes withheld	(15,312)
Total investment income	6,027,435
Expenses
Investment advisory	720,107
Transfer agent	1,628
Custodian	24,161
Reports to shareholders	19,796
Trustees	2,135
Registration	5,030
Independent accountants	5,129
Legal	12,181
Insurance	5,819
Organization	15,000
Auction agent	2,959
Miscellaneous	9,347
Total expenses excluding interest expense	823,292
Interest expense	965,267
Total expenses	1,788,559
Less fees paid indirectly	(1,896)
Net expenses	1,786,663
Net investment income	4,240,772
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	597,050
Futures	243,808
Options written	2,110,562
Short Sales	1,996,488
4,947,908
Net change in unrealized appreciation/depreciation on:
Investments	(4,768,536)
Futures	5,359,626
Options written	(393,040)
198,050
Net gain	5,145,958
Net Increase in Net Assets Resulting from Operations	$9,386,730

[1]	Commencement of investment operations was December 27, 2006.

See Notes to Financial Statements.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF CASH FLOWS
For the period1 ended January 31, 2007

(UNAUDITED)

Preferred and Equity Advantage Trust (BTZ)
Net Increase in Net Assets Resulting from Operations to Net Cash Flows Used for Operating Activities
Cash flows from operating activities:
Net increase in net assets resulting from operations:	$9,386,730
Purchases of long-term investments	(1,439,684,982)
Proceeds from sales of long-term investments	22,974,760
Net purchases of short-term investments	(44,457,433)
Amortization of premium and discount on investments	(489,338)
Net realized gain on investments	(597,050)
Decrease in unrealized appreciation/depreciation on investments	4,768,536
Increase in outstanding options written	3,391,140
Increase in receivable for investments sold	(2,999,259)
Increase in dividend and interest receivable	(12,156,642)
Increase in payable for investments purchased	68,959,690
Increase in variation margin payable	2,090,292
Increase in interest payable	639,014
Increase in investment advisory fee payable	720,107
Increase in payable to affiliates	3,452
Increase in accrued expenses	97,112
Total adjustments	(1,396,740,601)
Net cash used for operating activities	$(1,387,353,871)
Cash flows provided by financing activities:
Capital contributions	1,120,519,549
Increase in reverse repurchase agreements	266,953,533
Net cash provided by financing activities	1,387,473,082
Net increase in cash	119,211
Cash at beginning of period	—
Cash at end of period	$119,211
Cash paid during the period for interest	$326,253

[1]	Commencement of investment operations was December 27, 2006.

See Notes to Financial Statements.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF CHANGES IN NET ASSETS
For the period1 ended January 31, 2007

(UNAUDITED)

Preferred and Equity Advantage Trust (BTZ)
Net Increase in Net Assets
Operations:
Net investment income	$4,240,772
Net realized gain	4,947,908
Net change in unrealized appreciation	198,050
Net increase in net assets resulting from operations	9,386,730
Capital Share Transactions:
Net proceeds from the issuance of common shares	1,120,519,549
Total increase	1,129,906,279
Net Assets
Beginning of period	—
End of period	$1,129,906,279
End of period undistributed net investment income	$4,240,772

[1]	Commencement of investment operations was December 27, 2006.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

Note 1.    Organization & Accounting Policies

BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) was organized as a Delaware statutory trust on October 26, 2006. The Trust had no transactions until November 21, 2006 when the Trust sold 4,817 common shares for $115,006 to BlackRock Funding, Inc. Investment operations commenced on December 27, 2006. The Trust is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust considers the risk of loss from such claims to be remote.

The following is a summary of significant accounting policies followed by the Trust.

Investment Valuation:    The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Board of Trustees (the ‘‘Board’’). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Investments or other assets for which such current market quotations are not readily available are valued at fair value (‘‘Fair Value Assets’’) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s Board. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisors deems relevant.

In September 2006, the Financial Accounting Standards Board (‘‘FASB’’) issued Statement of Financial Accounting Standards No. 157, ‘‘Fair Value Measurements’’ (‘‘FAS 157’’), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Trust’s financial statements has not been determined.

Investment Transactions and Investment Income:    Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method, generally first-in, first-out, for both financial reporting and federal income tax purposes. The Trust records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any applicable withholding tax.

Reverse Repurchase Agreements:    The Trust may enter into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Trust’s Board.

NOTES TO FINANCIAL STATEMENTS  (continued)
(UNAUDITED)

Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Option Writing/Purchasing:    Option writing and purchasing may be used by the Trust as an attempt to produce current income and gains. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Option writing and purchasing may also be used by the Trust as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of ‘‘one’’ means that the portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

The principle risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

The Trust may invest in over-the-counter (‘‘OTC’’) options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to restrict the sale of securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position. The Trust closely monitors OTC options and does not anticipate non-performance by any counterparty.

NOTES TO FINANCIAL STATEMENTS  (continued)
(UNAUDITED)

Financial Futures Contracts:    A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by ‘‘marking-to-market’’ on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

Financial futures contracts, when used by the Trusts, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trusts attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

Short Sales:    The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which a Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Segregation:    In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (the ‘‘Commission’’) require that the Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements, or futures contracts), the Trust will, consistent with certain interpretive letters issued by the Commission, designate on its books and record cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Federal Income Taxes:    It is the Trust’s intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of their taxable income to shareholders. Therefore, no federal income tax provisions have been recorded.

On July 13, 2006, the Financial Accounting Standards Board (‘‘FASB’’) released FASB Interpretation No. 48 (‘‘FIN 48’’) ‘‘Accounting for Uncertainty in Income Taxes.’’ FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trusts’ tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

Dividends and Distributions:    The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and, if necessary, other sources. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed in accordance with the 1940 Act. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

NOTES TO FINANCIAL STATEMENTS  (continued)
(UNAUDITED)

Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, including investment valuations, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:    Under the deferred compensation plan approved by the Trust’s Board, non-interested Trustees (‘‘Independent Trustees’’) are required to defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of the other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in such Trusts.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trusts selected by the Independent Trustees in order to match its deferred compensation obligations.

Other:    Expenses that are directly related to the Trust are charged directly to that Trust. Other operating expenses are generally prorated to the Trust on the basis of relative net assets of all the BlackRock Closed-End Funds.

Note 2.    Agreements and Other Transactions with Affiliates and Related Parties

The Trust has an Investment Management Agreement with BlackRock Advisors, LLC (the ‘‘Advisor’’), which is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., and BlackRock Investment Management, LLC, both wholly owned subsidiaries of BlackRock, Inc., serve as sub-advisors (the ‘‘Sub-advisors’’) to the Trust. BlackRock, Inc. may be presumed to be an affiliate of Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc.

The Trust’s investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate, 0.65%, of the Trust’s average weekly managed assets. ‘‘Managed assets’’ means the total assets of the Trust (including any assets attributable to any Preferred Shares or borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The Advisor pays the Sub-advisors fees for their sub-advisory services.

Pursuant to the Investment Management, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor, as well as occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for cost of employees that provide pricing, secondary market support and compliance services provided to the Trust. For the period ended January 31, 2007, the Trust reimbursed the Advisor $3,452, which is included in miscellaneous expenses in the Statement of Operations.

Pursuant to the terms of its custody agreements, the Trust may receive earnings credits from its custodian for positive cash balances maintained, which are used to offset custody fees. This credit is shown on the Statements of Operations as ‘‘fees paid indirectly.’’

During the period ended January 31, 2007, Merrill Lynch & Co., Inc., through its affiliated broker dealer Merrill Lynch, Pierce, Fenner & Smith, Incorporated, earned $21,689 in commissions on the Trust’s transactions of securities.

NOTES TO FINANCIAL STATEMENTS  (continued)
(UNAUDITED)

Note 3.    Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. government securities, for the period ended January 31, 2007 aggregated $1,439,684,982 and $22,974,760 respectively.

There were no purchases and sales of U.S. government securities for the period ended January 31, 2007.

Transactions in options written during the period ended January 31, 2007 were as follows:

	Calls
	Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	510,500	7,005,913
Options expired	(1,000)	—
Options closed	(320,500)	(4,007,813)
Options outstanding at end of period	189,000	$2,998,100

Note 4.    Borrowings

Details of open reverse repurchase agreements at January 31, 2007 were as follows (please see Corresponding Underlying Collateral Chart):

Counter Party	Rate	Trade Date	Maturity Date	Net Closing Amount	Par
Credit Suisse First Boston LLC	5.400%	1/16/07	Open	$115,505,550	$115,229,000
	5.400	1/17/07	Open	8,819,800	8,800,000
	5.400	1/22/07	Open	6,261,378	6,252,000
	5.400	1/24/07	Open	13,812,672	13,796,116
	5.400	1/25/07	Open	3,981,176	3,977,000
	5.400	1/31/07	Open	25,216,198	25,212,417
					$173,266,533
Lehman Brothers	5.400%	1/09/07	Open	$52,292,790	$52,113,000
	5.400	1/10/07	Open	12,652,616	12,611,000
	5.400	1/11/07	Open	29,050,367	28,963,000
					$93,687,000

NOTES TO FINANCIAL STATEMENTS  (continued)
(UNAUDITED)

Details of underlying collateral for open reverse repurchase agreements at January 31, 2007 were as follows:

Counter Party	Description	Rate	Maturity Date	Original Face	Current Face	Market Value
Credit Suisse First
Boston LLC
	HBOS Plc	5.920%	N/A1	$30,000,000	$30,000,000	$29,177,190
	Lloyds TSB Group Plc	6.267	N/A1	30,000,000	30,000,000	29,725,350
	Resona Preferred Global Securities Ltd.	7.191	N/A1	25,000,000	25,000,000	26,145,875
	Royal Bank of Scotland Group Plc	7.648	N/A1	18,000,000	18,000,000	21,049,740
	ING Groep NV	5.775	N/A1	10,300,000	10,300,000	10,195,125
	Commonwealth Bank of Australia	6.024	N/A1	8,800,000	8,800,000	8,830,510
	HBOS Plc	6.413	N/A1	6,400,000	6,400,000	6,266,810
	Mizuho Capital Investment 1 Ltd.	6.686	N/A1	14,000,000	14,000,000	14,010,388
	RBS Capital Trust II	6.425	N/A1	4,000,000	4,000,000	4,066,712
	AON Corp.	8.205	01/01/27	23,273,000	23,273,000	26,679,237
						$176,146,937
Lehman Brothers
	AXA SA	6.463%	N/A1	$45,000,000	$45,000,000	$43,940,115
	Reinsurance Group of America, Inc.	6.750	12/15/65	10,000,000	10,000,000	9,983,080
	Barclays Bank Plc	6.860	N/A1	12,000,000	12,000,000	12,946,440
	BOI Capital Funding No. 3	6.107	N/A1	30,000,000	30,000,000	29,356,710
						$96,226,345

[1]	The security is a perpetual bond and has no stated maturity date.

Note 5.    Capital

There are an unlimited number of $0.001 par value common shares authorized for the Trust. Of the 47,004,817 common shares outstanding as of January 31, 2007, BlackRock Funding, Inc. owned 4,817 shares.

Transactions in common shares of beneficial interest for the period December 27, 2006 (commencement of operations) to January 31, 2007 were as follows:

Shares issued in connection with initial public offering	47,004,817
Net increase in shares outstanding	47,004,817

Offering costs of $1,367,957 in connection with the Trust’s offering of common shares have been charged against the proceeds from the initial common share offering.

Note 6.    Subsequent Events

On February 1, 2007, the underwriters exercised the over-allotment option. The Trust issued 4,750,000 additional shares with net proceeds of $113,370,625. There were no offering costs in connection with the over-allotment option.

APPENDIX A

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF PREFERENCES OF
AUCTION MARKET PREFERRED SHARES (‘‘AMPS’’)

Page
DEFINITIONS		A-3
PART I.		A-11
1.	Number of Authorized Shares.	A-11
2.	Dividends.	A-1
3.	Designation of Special Rate Periods.	A-14
4.	Voting Rights.	A-16
5.	Investment Company Act Preferred Shares Asset Coverage.	A-19
6.	Preferred Shares Basic Maintenance Amount.	A-19
7.	Reserved.	A-21
8.	Restrictions on Dividends and Other Distributions.	A-21
9.	Redemption.	A-22
10.	Liquidation Rights.	A-25
11.	Miscellaneous.	A-26
PART II.		A-27
1.	Orders.	A-27
2.	Submission of Orders by Broker-Dealers to Auction Agent.	A-28
3.	Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.	A-29
4.	Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.	A-31
5.	Notification of Allocations.	A-33
6.	Auction Agent.	A-33
7.	Transfer of AMPS.	A-33
8.	Global Certificate.	A-33
9.	Force Majeure.	A-33
APPENDIX A		AA-1
APPENDIX B		B-1
APPENDIX C		C-1
APPENDIX D		D-1

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST, a Delaware statutory trust (the ‘‘Trust’’), certifies that:

First:    Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article VI of the Trust’s Amended and Restated Agreement and Declaration of Trust, dated as of November 15, 2006 (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the ‘‘Declaration’’), the Board of Trustees has, by resolution, authorized the issuance of shares of the Trust’s authorized AMPS, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

Second:    The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of AMPS now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to collectively as AMPS).

DEFINITIONS

Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(1)    ‘‘ACCOUNTANT’S CONFIRMATION’’ shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.

(2)    ‘‘AFFILIATE’’ shall mean, for purposes of the definition of ‘‘Outstanding,’’ any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Trust.

(3)    ‘‘AGENT MEMBER’’ shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(4)    ‘‘AMPS,’’ shall have the meaning set forth on the first page of this Statement.

(5)    ‘‘APPLICABLE PERCENTAGE’’ means the percentage determined based on the credit rating assigned to the series of AMPS on such date by S&P (if, S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

Prevailing Rating	Applicable Percentage
AA− or higher	150%
A− to A+	200%
BBB− to BBB+	225%
Below BB−	275%

For purposes of this definition, the ‘‘prevailing rating’’ of shares of a series of AMPS shall be (i) AA− or higher if such shares have a rating of AA− or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not AA− or higher, then A− if such shares have a rating of A− or better by S&P or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below, (iii) if not AA− or higher or A−, then BBB− if such shares have a rating of BBB− or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not AA− or higher, A− or BBB−, then BB− if such shares have a rating of BB− or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not AA− or higher, A−, BBB−, or BB−, then below BB−; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency.

The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable either S&P or Fitch to provide a rating for each series of AMPS. If neither S&P nor Fitch shall make such a rating available, the Trust shall select another Rating Agency to act as a substitute Rating Agency.

(6)    ‘‘APPLICABLE RATE’’ shall have the meaning specified in subparagraph (b) of Section 3 of Part II of this Statement.

(7)    ‘‘APPLICABLE SPREAD’’ means the spread determined based on the credit rating assigned to the series of AMPS on such date by S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

Credit Ratings
S&P	Fitch	Applicable Spread
AAA	AAA	125 bps
AA− to AA+	AA− to AA+	150 bps
A− to A+	A− to A+	200 bps
BBB− to BBB+	BBB− to BBB+	250 bps
BB+ and lower	BB+ and lower	300 bps

For purposes of this definition, the ‘‘Applicable Spread’’ of shares of a series of AMPS shall be the spread associated with (i) AAA if such shares have a rating of AAA by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (ii) if not AAA, then AA− if such shares have a rating of AA− or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (iii) if not AA− or higher, then A− if such shares have a rating of A− or better by S&P or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below; (iv) if not A− or higher, then BBB− if such shares have a rating of BBB− or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; and (v) if not BBB− or higher, then BB+ and lower; provided, however, that if such shares are rated by only one rating agency, the Applicable Spread will be determined without reference to the rating of any other rating agency.

The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable either S&P or Fitch to provide a rating for each series of AMPS. If neither S&P nor Fitch shall make such a rating available, the Trust shall select another rating agency to act as a substitute rating agency.

(8)    ‘‘AUCTION’’ shall mean each periodic implementation of the Auction Procedures.

(9)    ‘‘AUCTION AGENCY AGREEMENT’’ shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

(10)    ‘‘AUCTION AGENT’’ shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

(11)    ‘‘AUCTION DATE,’’ with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

(12)    ‘‘AUCTION PROCEDURES’’ shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

(13)    ‘‘AVAILABLE AMPS’’ shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(14)    ‘‘BENEFICIAL OWNER,’’ with respect to shares of a series of AMPS, shall mean a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

(15)    ‘‘BID’’ and ‘‘BIDS’’ shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(16)    ‘‘BIDDER’’ and ‘‘BIDDERS’’ shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(17)    ‘‘BOARD OF TRUSTEES’’ shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

(18)    ‘‘BROKER-DEALER’’ shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

(19)    ‘‘BROKER-DEALER AGREEMENT’’ shall mean an agreement among the Trust, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

(20)    ‘‘BUSINESS DAY’’ shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

(21)    ‘‘CODE’’ means the Internal Revenue Code of 1986, as amended.

(22)    ‘‘COMMON SHARES’’ shall mean the common shares of beneficial interest, par value $.001 per share, of the Trust.

(23)    ‘‘CURE DATE’’ shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

(24)    ‘‘DATE OF ORIGINAL ISSUE,’’ with respect to shares of a series of AMPS, shall mean the date on which the Trust initially issued such shares.

(25)    ‘‘DECLARATION’’ shall have the meaning specified in the First paragraph of this Statement.

(26)    ‘‘DEPOSIT SECURITIES’’ means cash and any obligations or securities, including Short Term Money Market Instruments, rated at least A (having a remaining maturity of 12 months or less), rated A-1+ or SP-1+ by S&P.

(27)    ‘‘DISCOUNT FACTOR’’ means the S&P Discount Factor (if S&P is then rating the AMPS), Fitch Discount Factor (if Fitch is then rating the AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.

(28)    ‘‘DISCOUNTED VALUE’’ means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

(29)    ‘‘DIVIDEND PAYMENT DATE,’’ with respect to shares of a series of AMPS, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

(30)    ‘‘DIVIDEND PERIOD,’’ with respect to shares of a series of AMPS, shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

(31)    ‘‘ELIGIBLE ASSETS’’ means S&P Eligible Assets or Fitch’s Eligible Assets (if S&P or Fitch are then rating the AMPS at the Trust’s request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

(32)    ‘‘EXISTING HOLDER,’’ with respect to shares of a series of AMPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of such series.

(33)    ‘‘FAILURE TO DEPOSIT,’’ with respect to shares of a series of AMPS, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(34)    ‘‘FITCH’’ means Fitch Ratings and its successors at law.

(35)    ‘‘FITCH DISCOUNT FACTOR’’ shall have the meaning specified in Appendix D hereto.

(36)    ‘‘FITCH ELIGIBLE ASSETS’’ shall have the meaning specified in Appendix D hereto.

(37)    ‘‘FITCH EXPOSURE PERIOD’’ shall have the meaning specified in Appendix D hereto.

(38)    ‘‘HOLDER,’’ with respect to shares of a series of AMPS, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

(39)    ‘‘HOLD ORDER’’ and ‘‘HOLD ORDERS’’ shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(40)    ‘‘INDEPENDENT ACCOUNTANT’’ shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Trust, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

(41)    ‘‘INITIAL RATE PERIOD,’’ with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 4 of Appendix A hereto.

(42)    ‘‘INVESTMENT COMPANY ACT’’ shall mean the Investment Company Act of 1940, as amended from time to time.

(43)    ‘‘INVESTMENT COMPANY ACT CURE DATE,’’ with respect to the failure by the Trust to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

(44)    ‘‘INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE’’ shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(45)    ‘‘LATE CHARGE’’ shall have the meaning specified in subparagraph (e) (i) (B) of Section 2 of Part I of this Statement.

(46)    ‘‘LIQUIDATION PREFERENCE,’’ with respect to a given number of AMPS, means $25,000 times that number.

(47)    ‘‘LIBOR DEALERS’’ means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

(48)    ‘‘LIBOR RATE,’’ on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (‘‘Telerate Page 3750’’) or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the ‘‘Libor Determination Date’’), or (ii) if such rate does not appear on Telerate page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Trust’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR Rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(49)    ‘‘MARKET VALUE’’ shall mean the fair market value of an asset of the Trust as computed as pursuant to valuation procedures adopted by the Board of Trustees of the Trust from time to time for purposes of calculating the Trust’s net asset value under the Investment Company Act.

(50)    ‘‘MAXIMUM RATE,’’ for shares of a series of AMPS on any Auction Date for shares of such series, shall mean for any Rate Period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

(51)    ‘‘MINIMUM RATE PERIOD’’ shall mean any Rate Period consisting of seven Rate Period Days.

(52)    ‘‘MOODY’S’’ shall mean Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(53)    ‘‘NOTICE OF REDEMPTION’’ shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 9 of Part I to this Statement.

(54)    ‘‘NOTICE OF SPECIAL RATE PERIOD’’ shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

(55)    ‘‘ORDER’’ and ‘‘ORDERS’’ shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(56)    ‘‘OUTSTANDING’’ shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Trust except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of such series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

(57)    ‘‘PERSON’’ shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(58)    ‘‘POTENTIAL BENEFICIAL OWNER,’’ with respect to shares of a series of AMPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

(59)    ‘‘POTENTIAL HOLDER’’ means any Broker-Dealer or any such other Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

(60)    ‘‘PREFERRED SHARES BASIC MAINTENANCE AMOUNT,’’ as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 42nd day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Trust senior in right of payment to the AMPS; (E) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(E) become payable, any of the Trust’s assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(E).

(61)    ‘‘PREFERRED SHARES BASIC MAINTENANCE CURE DATE,’’ with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

(62)    ‘‘PREFERRED SHARES BASIC MAINTENANCE REPORT’’ shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Trust or such other persons duly authorized by the Board of Trustees of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

(63)    ‘‘PRICING SERVICE’’ means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or S&P, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

(64)    ‘‘QUARTERLY VALUATION DATE’’ shall mean the last Business Day of each January, April, July and October of each year, commencing on the date set forth in Section 5 of Appendix A hereto.

(65)    ‘‘RATE PERIOD,’’ with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

(66)    ‘‘RATE PERIOD DAYS,’’ for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.

(67)    ‘‘REDEMPTION PRICE’’ shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I to this Statement.

(68)    ‘‘REFERENCE RATE’’ shall mean (i) the LIBOR Rate in the case of Minimum Rate Periods and in the case of Special Rate Periods of fewer than 365 Rate Period Days; and (ii) the Treasury Index Rate in the case of Special Rate Periods of 365 or more Rate Period Days.

(69)    ‘‘S&P’’ shall mean Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., and its successors.

(70)    ‘‘S&P DISCOUNT FACTOR’’ shall have the meaning specified in Appendix C hereto.

(71)    ‘‘S&P ELIGIBLE ASSET’’ shall have the meaning specified in Appendix C hereto.

(72)    ‘‘S&P EXPOSURE PERIOD’’ shall have the meaning specified in Appendix C.

(73)    ‘‘SECURITIES ACT’’ means the Securities Act of 1933, as amended from time to time.

(74)    ‘‘SECURITIES DEPOSITORY’’ shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

(75)    ‘‘SELL ORDER’’ and ‘‘SELL ORDERS’’ shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

(76)    ‘‘SPECIAL RATE PERIOD,’’ with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(77)    ‘‘SPECIAL REDEMPTION PROVISIONS’’ shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.

(78)    ‘‘SUBMISSION DEADLINE’’ shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

(79)    ‘‘SUBMITTED BID’’ and ‘‘SUBMITTED BIDS’’ shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(80)    ‘‘SUBMITTED HOLD ORDER’’ and ‘‘SUBMITTED HOLD ORDERS’’ shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(81)    ‘‘SUBMITTED ORDER’’ and ‘‘SUBMITTED ORDERS’’ shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(82)    ‘‘SUBMITTED SELL ORDER’’ and ‘‘SUBMITTED SELL ORDERS’’ shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

(83)    ‘‘SUBSEQUENT RATE PERIOD,’’ with respect to shares of a series of AMPS, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

(84)    ‘‘SUBSTITUTE LIBOR DEALER’’ shall mean any LIBOR Dealer selected by the Trust as to which S&P, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a LIBOR Dealer.

(85)    ‘‘SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER’’ any U.S. Government securities dealer selected by the Trust as to which S&P, Fitch or any Other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

(86)    ‘‘SUFFICIENT CLEARING BIDS’’ shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

(87)    ‘‘TREASURY BILL’’ shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

(88)    ‘‘TREASURY INDEX RATE,’’ on any date for any Rate Period, shall mean the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

(89)    ‘‘TREASURY NOTE’’ shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

(90)    ‘‘TREASURY NOTE RATE,’’ on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealers or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealers or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

(91)    ‘‘TRUST’’ shall mean the entity named on the first page of this statement, which is the issuer of the AMPS.

(92)    ‘‘U.S. GOVERNMENT SECURITIES DEALER’’ shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Trust as to which S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

(93)    ‘‘VALUATION DATE’’ shall mean the last Business Day of each week, or such other date as the Trust and the rating agencies may agree upon for purposes of determining the Preferred Stock Basic Maintenance Amount.

(94)    ‘‘VOTING PERIOD’’ shall have the meaning specified in paragraph (b) of Section 4 of Part I of this Statement.

(95)    ‘‘WINNING BID RATE’’ shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

PART I.

1.	Number of Authorized Shares.

The number of authorized shares constituting a series of the AMPS shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.	Dividends.

(a)    Ranking.    The shares of a series of the AMPS shall rank on a parity with each other, with shares of any other series of the AMPS and with shares of any other series of preferred shares as to the payment of dividends by the Trust.

(b)    Cumulative Cash Dividends.    The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

(c)    Dividends Cumulative From Date of Original Issue.    Dividends on any series of AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

(d)    Dividend Payment Dates and Adjustment Thereof.    The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 6 of Appendix A hereto; provided, however, that:

(i)    if the day on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

(ii)    notwithstanding Section 6 of Appendix A hereto, the Trust in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of AMPS consisting of more than 7 Rate Period Days and less than 92 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I. With respect to a Special Rate Period of more than 91 Rate Period Days, Dividend Payment Dates shall be monthly on the first Business Day of each calendar month and on the first Business Day following the last day of such Special Rate Period.

(e)    Dividend Rates and Calculation of Dividends.

(i)    Dividend Rates.    The dividend rate on AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under ‘‘Designation as to Series’’ in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

(A)    an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

(B)    any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge (‘‘Late Charge’’) equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

(C)    any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB−; or

(D)    any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event S&P is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB−) (the rate per annum at which dividends are payable on shares of a series of AMPS for any Rate Period thereof being herein referred to as the ‘‘Applicable Rate’’ for shares of such series).

(ii)    Calculation of Dividends.    The amount of dividends per share payable on shares of a series of AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of seven Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

(f)    Curing a Failure to Deposit.    A Failure to Deposit with respect to shares of a series of AMPS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust’s failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g)    Dividend Payments by Trust to Auction Agent.    The Trust shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(h)    Auction Agent as Trustee of Dividend Payments by Trust.    All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

(i)    Dividends Paid to Holders.    Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Dividend Payment Date.

(j)    Dividends Credited Against Earliest Accumulated but Unpaid Dividends.    Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.	Designation of Special Rate Periods.

(a)    Length of and Preconditions for Special Rate Period.    The Trust, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a ‘‘Special Rate Period’’); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of AMPS are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 3, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragragh (c) of Section 9 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for shares of a series of AMPS as a Special Rate Period consisting of more than 7 (seven) Rate Period Days, the Trust shall notify S&P (if S&P is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

(b)    Adjustment of Length of Special Rate Period.    If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day in the case of a series of AMPS designated as ‘‘Series T7 AMPS’’ in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.

If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in the case of a series of AMPS designated as ‘‘Series W7 AMPS’’ in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day.

If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day in the case of a series of AMPS designated as ‘‘Series R7 AMPS’’ in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day.

If the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Monday that is a Business Day in the case of a series of AMPS designated as ‘‘Series F7 AMPS’’ in Section 1 of Appendix A hereto, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Friday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day.

(c)    Notice of Proposed Special Rate Period.    If the Trust proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of such series and the lead broker-dealer, designated from time to time by the Trust, initially Merrill Lynch. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a

Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

(d)    Notice of Special Rate Period.    No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall deliver to the Auction Agent either:

(i)    a notice (‘‘Notice of Special Rate Period’’) stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, or (4) Trust does not receive confirmation from S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS) that the proposed Special Rate Period will not affect such rating agency’s then current rating on the AMPS, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, S&P Eligible Assets (if S&P is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period; or

(ii)    a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

(e)    Failure to Deliver Notice of Special Rate Period.    If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either S&P or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 3. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 3, the Trust will provide S&P (if S&P is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

4.	Voting Rights.

(a)    One Vote Per Share of AMPS.    Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Trust, and (ii)

the holders of outstanding preferred shares, including each share of the AMPS, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, each of the AMPS entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and AMPS voting together as a single class, shall elect the balance of the trustees.

(b)    Voting For Additional Trustees.

(i)    Voting Period.    Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a ‘‘Voting Period’’), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A)    if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(B)    if at any time holders of preferred shares, including the AMPS, are entitled under the Investment Company Act to elect a majority of the trustees of the Trust.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

(ii)    Notice of Special Meeting.    As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional trustees as described in subparagraph (b)(i) of this Section 4, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

(iii)    Terms of Office of Existing Trustees.    The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected trustees of the Trust.

(iv)    Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

(c)    Holders of AMPS to Vote on Certain Other Matters.

(i)    Increases in Capitalization.    So long as any AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of Appendices C and D, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Trust may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if S&P or Fitch is not then rating the AMPS, the aggregate liquidation preference of all preferred shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 7 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the AMPS Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66-2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent. If any action set forth above would materially and adversely affect the rights of one or more series (the ‘‘Affected Series’’) of AMPS in a manner different from any other series of AMPS, the Trust will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

(ii)    Investment Company Act Matters.    Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the AMPS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Trust from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a ‘‘majority of the outstanding AMPS,’’ voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a ‘‘majority of the outstanding AMPS,’’ voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Trust under section 13(a) of the Investment Company Act. For purposes of the foregoing, ‘‘majority of the outstanding AMPS’’ means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P’s (if S&P’s is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

(d)    Board May Take Certain Actions Without Shareholder Approval.    The Board of Trustees, without the vote or consent of the shareholders of the Trust, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by S&P or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from S&P or Fitch (such confirmation being required to be obtained only in the event S&P or Fitch is rating the AMPS and in no event being required to be obtained from S&P in the case of the definitions of (x) Deposit Securities and Discounted Value as such terms apply to Fitch Eligible Assets and (y) Fitch Discount Factor, Fitch Eligible Asset Fitch Exposure Period and Fitch Industry Classification and in no event being required to be obtained from Fitch in the case of the definitions of (x) Discounted Value as such term applies to S&P Eligible Assets, and (y) S&P Discount Factor, S&P Exposure Period, S&P Eligible Asset and S&P Industry Classification) that any such amendment, alteration or repeal would not impair the ratings then assigned by S&P or Fitch, as the case may be, to the AMPS:

Deposit Securities	Preferred Shares Basic Maintenance Cure Date
Discounted Value	Preferred Shares Basic Maintenance Report
Escrowed Bonds	Quarterly Valuation Date
Market Value	Fitch Discount Factor
S&P Discount Factor	Fitch Eligible Asset
S&P Eligible Asset	Fitch Exposure Period
S&P Exposure Period	Fitch Industry Classification
S&P Industry Classification	Valuation Date
1940 Act Cure Date	Volatility Factor
1940 Act Preferred Asset Coverage
Preferred Shares Basic Maintenance Amount

(e)    Voting Rights Set Forth Herein Are Sole Voting Rights.    Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(f)    No Preemptive Rights Or Cumulative Voting.    The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

(g)    Voting For Trustees Sole Remedy For Trust’s Failure To Pay Dividends.    In the event that the Trust fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

(h)    Holders Entitled To Vote.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the

Declaration, by statute or otherwise, no Holder shall be entitled to vote any AMPS and no AMPS shall be deemed to be ‘‘outstanding’’ for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No AMPS held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.	Investment Company Act Preferred Shares Asset Coverage.

The Trust shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

6.	Preferred Shares Basic Maintenance Amount.

(a)    So long as AMPS are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

(b)    On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

(c)    Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to a Quarterly Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either S&P or Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Trust during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust determined in accordance with this Statement whether the Trust had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report), S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (such confirmation being herein called the ‘‘Accountant’s Confirmation’’), (iii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust’s assets to the Trust for purposes of valuing securities in the Trust’s portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (iv) with respect to such confirmation to S&P and Fitch, that the Trust has satisfied the requirements of Appendices C and D to this Statement (such information is herein called the ‘‘Accountant’s Confirmation’’).

(d)    Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either S&P or Fitch is then rating the AMPS) an Accountant’s Confirmation as to such Preferred Shares Basic Maintenance Report relating to such Preferred Shares Basic Maintenance Cure Date.

(e)    If any Accountant’s Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant’s Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Trust was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the AMPS Basic Maintenance Report to S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) and the Auction Agent (if either S&P or Fitch is then rating the AMPS) promptly following receipt by the Trust of such Accountant’s Confirmation.

(f)    On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any AMPS, the Trust shall complete and deliver to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report.

(g)    On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 110%, or (iii) whenever requested by S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), the Trust shall complete and deliver to S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event, unless delivery of such report is not required in the S&P Guidelines set forth in Appendix C or the Fitch Guidelines set forth in Appendix D.

(h)    Any documents to be provided to Fitch pursuant to this Section 6 shall be delivered to Fitch electronically at the following email address: funds.surveillance@fitchratings.com. Any documents to be provided to S&P pursuant to this Section 6 shall be delivered to S&P electronically at the following email address: CDOsurveillance@sandp.com.

7.	Reserved.

8.	Restrictions on Dividends and Other Distributions.

(a)    Dividends on Shares Other than the AMPS.    Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Trust ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b)    Dividends and Other Distributions with Respect to Common Shares Under the Investment Company Act.    The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c)    Other Restrictions on Dividends and Other Distributions.    For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 10 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.

9.	Redemption.

(a)	Optional Redemption.

(i)    Subject to the provisions of subparagraph (v) of this paragraph (a), AMPS of any series may be redeemed, at the option of the Trust, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of AMPS may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) unless otherwise provided in Section 8 of Appendix A hereto, shares of a series of AMPS are redeemable by the Trust during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of AMPS, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (‘‘Special Redemption Provisions’’).

(ii)    A Notice of Special Rate Period relating to shares of a series of AMPS for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust’s Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Trust.

(iii)    If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(iv)    Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of AMPS may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Special Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Special Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

(v)    The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Trust has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

(b)    Mandatory Redemption.    The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Trust fails to have either S&P Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust’s having S&P Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among AMPS and other preferred shares (and, then, pro rata among each series of AMPS) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c)    Notice of Redemption.    If the Trust shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Trust on the record date established by the Board of Trustees and (ii) to Fitch, if Fitch is then rating the AMPS and to S&P, if S&P is then rating the AMPS. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d)    No Redemption Under Certain Circumstances.    Notwithstanding the provisions of paragraph (a) or (b) of this Section 9, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e)    Absence of Funds Available for Redemption.    To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust’s failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed.

(f)    Auction Agent as Trustee of Redemption Payments by Trust.    All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g)    Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding.    Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of AMPS so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

(h)    Compliance with Applicable Law.    In effecting any redemption pursuant to this Section 9, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

(i)    Only Whole AMPS May Be Redeemed.    In the case of any redemption pursuant to this Section 9, only whole AMPS shall be redeemed, and in the event that any provision of the

Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

(j)    Modification of Redemption Procedures.    Notwithstanding any of the foregoing provisions of this Section 9, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of AMPS, and (ii) the Trust receives written notice from S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by S&P and Fitch to shares of AMPS.

10.	Liquidation Rights.

(a)    Ranking.    The shares of a series of AMPS shall rank on a parity with each other, with shares of any other series of preferred shares and with shares of any other series of AMPS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

(b)    Distributions Upon Liquidation.    Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Trust. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Trust.

(c)    Pro Rata Distributions.    In the event the assets of the Trust available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d)    Rights of Junior Shares.    Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

(e)    Certain Events Not Constituting Liquidation.    Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.	Miscellaneous.

(a)    Amendment of Appendix A to Add Additional Series.    Subject to the provisions of Appendices C and D, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of AMPS (and terms relating thereto) to the series and AMPS theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

(b)    Appendix A Incorporated by Reference.    Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

(c)    No Fractional Shares.    No fractional shares of AMPS shall be issued.

(d)    Status of AMPS Redeemed, Exchanged or Otherwise Acquired by the Trust.    AMPS which are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued preferred shares without designation as to series.

(e)    Board May Resolve Ambiguities.    To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

(f)    Headings Not Determinative.    The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

(g)    Notices.    All notices or communications, unless otherwise specified in the By-Laws of the Trust or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

PART II.

1.	Orders.

(a)    Prior to the Submission Deadline on each Auction Date for shares of a series of AMPS:

(i)    each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

(A)    the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

(B)    the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

(C)    the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

and

(ii)    one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an ‘‘Order’’ and collectively as ‘‘Orders’’ and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a ‘‘Bidder’’ and collectively as ‘‘Bidders’’; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a ‘‘Hold Order’’ and collectively as ‘‘Hold Orders’’; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a ‘‘Bid’’ and collectively as ‘‘Bids’’; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a ‘‘Sell Order’’ and collectively as ‘‘Sell Orders.’’

(b)    (i)    A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an offer to sell:

(A)    the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

(B)    such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

(C)    the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii)    A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an offer to sell:

(A)    the number of Outstanding shares of such series specified in such Sell Order; or

(B)    such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii)    A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an offer to purchase:

(A)    the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

(B)    such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c)    No Order for any number of AMPS other than whole shares shall be valid.

(d)    A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Rate for AMPS on the Auction Date will not be accepted.

2.	Submission of Orders by Broker-Dealers to Auction Agent.

(a)    Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

(i)    the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

(ii)    the aggregate number of shares of such series that are the subject of such Order;

(iii)    to the extent that such Bidder is an Existing Holder of shares of such series:

(A)    the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

(B)    the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(C)    the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

(iv)    to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.

(b)    If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c)    If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 7 (seven) Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d)    If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(i)    all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

(ii)   (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

(B)    subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

(C)    subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D)    in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

(iii)    all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e)    If more than one Bid for one or more shares of a series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f)    After the Submission Deadline has passed, any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, shall become irrevocable except that the Auction Agent may allow for the correction of clerical errors after the Submission Deadline but prior to the announcement by the Auction Agent of the results of the Auction.

3.	Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

(a)    Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the

Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a ‘‘Submitted Hold Order,’’ a ‘‘Submitted Bid’’ or a ‘‘Submitted Sell Order,’’ as the case may be, or as a ‘‘Submitted Order’’ and collectively as ‘‘Submitted Hold Orders,’’ ‘‘Submitted Bids’’ or ‘‘Submitted Sell Orders,’’ as the case may be, or as ‘‘Submitted Orders’’) and shall determine for such series:

(i)    the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the ‘‘Available AMPS’’ of such series);

(ii)    from the Submitted Orders for shares of such series whether:

(A)    the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

exceeds or is equal to the sum of:

(B)    the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

(C)    the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as ‘‘Sufficient Clearing Bids’’ for shares of such series); and

(iii)    if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the ‘‘Winning Bid Rate’’ for shares of such series) which if:

(A)    (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

(B)    (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

(b)    Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

(i)    if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next Succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

(ii)    if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

(iii)    if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 9 of Appendix A hereto.

4.	Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a)    If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

(i)    Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

(ii)    Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

(iii)    Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

(iv)    each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS (‘‘remaining shares’’) in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

(v)    each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b)    If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

(i)    Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

(ii)    Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

(iii)    Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c)    If all of the Outstanding shares of a series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d)    If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

(e)    If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

(f)    Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g)    Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.	Notification of Allocations.

Whenever the Trust intends to include any net capital gains in any dividend on AMPS, the Trust may, but shall not be required to, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of AMPS believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6.	Auction Agent.

For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent’s registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer’s inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer’s inquiry.

7.	Transfer of AMPS.

Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.	Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of a series of AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of AMPS shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

9.	Force Majeure.

(a)    Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an ‘‘act of God,’’ natural disaster,

act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date.

(b)    Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

(i)    the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

(ii)    the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

(iii)    the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

IN WITNESS WHEREOF, BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST, has caused these presents to be signed as of March 7, 2007 in its name and on its behalf by its Vice President and attested by its Secretary. Said officers of the Trust have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Trust, individually, but are binding only upon the assets and property of the Trust.

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
By: /s/ Anne F. Ackerley Name: Anne F. Ackerley Title: Vice President

ATTEST: /s/ Vincent Tritto

Name: Vincent Tritto
Title: Secretary

March 7, 2007

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

APPENDIX A

SECTION 1

Designation as to Series.

SERIES T7:    A series of 4,620 AMPS, liquidation preference $25,000 per share, is hereby designated ‘‘Auction Market Preferred Shares, Series T7.’’ Each of the 4,620 shares of Series T7 AMPS issued on March 9, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of March 9, 2007; have an Applicable Rate for its Initial Rate Period equal to 5.05% per annum; have an initial Dividend Payment Date of March 21, 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series T7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series T7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. The Series T7 AMPS shall constitute a separate series of AMPS of the Trust, and each share of Series T7 AMPS shall be identical except as provided in Section 9 of Part I of this statement.

SERIES W7:    A series of 4,620 AMPS, liquidation preference $25,000 per share, is hereby designated ‘‘Auction Market Preferred Shares, Series W7.’’ Each of the 4,620 shares of Series W7 AMPS issued on March 9, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of March 9, 2007; have an Applicable Rate for its Initial Rate Period equal to 5.05% per annum; have an initial Dividend Payment Date of March 22, 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series W7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. The Series W7 AMPS shall constitute a separate series of AMPS of the Trust, and each share of Series W7 AMPS shall be identical except as provided in Section 9 of Part I of this statement.

SERIES R7:    A series of 4,620 AMPS, liquidation preference $25,000 per share, is hereby designated ‘‘Auction Market Preferred Shares, Series R7.’’ Each of the 4,620 shares of Series R7 AMPS issued on March 9, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of March 9, 2007; have an Applicable Rate for its Initial Rate Period equal to 5.05% per annum; have an initial Dividend Payment Date of March 23, 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series R7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series R7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. The Series R7 AMPS shall constitute a separate series of AMPS of the Trust, and each share of Series R7 AMPS shall be identical except as provided in Section 9 of Part I of this statement.

SERIES F7:    A series of 4,620 AMPS, liquidation preference $25,000 per share, is hereby designated ‘‘Auction Market Preferred Shares, Series F7.’’ Each of the 4,620 shares of Series F7 AMPS issued on March 9, 2007 shall, for purposes hereof, be deemed to have a Date of Original Issue of March 9, 2007; have an Applicable Rate for its Initial Rate Period equal to 5.05% per annum; have an initial Dividend Payment Date of March 26, 2007; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. Any shares of Series F7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series F7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Trust, as set forth in Part I and Part II of this Statement. The Series F7 AMPS shall constitute a separate series of AMPS of the Trust, and each share of Series F7 AMPS shall be identical except as provided in Section 9 of Part I of this statement.

SECTION 2

Number of Authorized Shares Per Series.

The number of authorized shares constituting each series of AMPS is:

4,620 for Series T7
4,620 for Series W7
4,620 for Series R7, and
4,620 for Series F7

SECTION 3

Exceptions to Certain Definitions.

Notwithstanding the definitions contained under the heading ‘‘Definitions’’ in this Statement, the following terms shall have the following meanings for purposes of this Statement:

Not applicable.

SECTION 4

Initial Rate Periods.

The Initial Rate Period for shares of Series T7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding March 21, 2007.

The Initial Rate Period for shares of Series W7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding March 22, 2007.

The Initial Rate Period for shares of Series R7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding March 23, 2007.

The Initial Rate Period for shares of Series F7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding March 26, 2007.

SECTION 5

Date for Purposes of the Definition of ‘‘Quarterly Valuation Date’’ Contained Under the Heading ‘‘Definitions’’ in this Statement.

April 30, 2007

SECTION 6

Dividend Payment Dates.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series T7 AMPS, for the Initial Rate Period on March 21, 2007, and on each Wednesday thereafter.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series W7 AMPS, for the Initial Rate Period on March 22, 2007, and on each Thursday thereafter.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series R7 AMPS, for the Initial Rate Period on March 23, 2007, and on each Friday thereafter.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of Series F7 AMPS, for the Initial Rate Period on March 26, 2007, and on each Monday thereafter.

SECTION 7

Amount for Purposes of Subparagraph (c) (i) of Section 4 of Part I of this Statement.

462,000,000

SECTION 8

Redemption Provisions Applicable to Initial Rate Periods.

Not applicable.

SECTION 9

Applicable Rate for Purposes of Subparagraph (b) (iii) of Section 3 of Part II of this Statement.

For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to 90% of the Reference Rate.

APPENDIX B

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (‘‘S&P’’) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated ‘‘AAA’’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated ‘‘AA’’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A	Debt rated ‘‘A’’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	Debt rated ‘‘BBB’’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

B-1

Speculative Grade Rating

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.
B	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.
CCC	Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.
CC	Debt rated CC has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C	Debt rated C is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI	The rating CI is reserved for income bonds on which no interest is being paid.
D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (−):    The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings:    The letter ‘‘p’’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

B-2

L	The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.
NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.
SP-3	Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

B-3

Ratings are graded into several categories, ranging from ‘‘A-1’’ for the highest quality obligations to ‘‘D’’ for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B	Issues rated B are regarded as having only speculative capacity for timely payment.
C	This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.
D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (‘‘Moody’s’’) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as ‘‘gilt edge.’’ Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B-4

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note:	Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

ShortTerm Loans

MIG 1/VMIG 1	This designation denotes superior credit quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.
MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

—    Leading market positions in well-established industries.

—    High rates of return on funds employed.

—    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

—    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—    Well-established access to a range of financial markets and assured sources of alternate liquidity.

B-5

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.—A brief description of the applicable Fitch, Inc. (‘‘Fitch’’) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade
AAA	Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
Speculative Grade
BB	Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B	Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

B-6

DDD, DD, and D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added ‘‘+’’ to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

Notes:

‘‘+’’ or ‘‘−’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than ‘‘F1’’.

‘‘NR’’ indicates that Fitch does not rate the issuer or issue in question.

‘‘Withdrawn’’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

B-7

APPENDIX C

S&P PREFERRED GUIDELINES

Below is set forth for BlackRock Preferred and Equity Advantage Trust (the ‘‘Fund’’) the S&P Guidelines, as defined in the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Preferred (the ‘‘Statement’’). Capitalized terms not defined herein shall have the same meanings as defined in the Statement. S&P may amend, alter or change these S&P Guidelines, in its sole discretion, provided however, that S&P provide any such amendments, alterations or changes to the Fund in writing.

1.	Definitions.

(a)    ‘‘Preferred Basic Maintenance Amount’’ as of any Valuation Date means either:

(i)    S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the dollar amount equal to the sum of the sum of

(1)    the product of the number of Preferred outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the Preferred then subject to redemption;

(2)    the aggregate amount of dividends that will have accumulated at the respective Applicable Rates to (but not including) the first respective Dividend Payment Dates for Preferred outstanding that follow such Valuation Date;

(3)    the aggregate amount of dividends that would accumulate on shares of each series of Preferred outstanding from such first respective Dividend Payment Date therefor through the S&P Exposure Period after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of Shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than Preferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (iii) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than Preferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days);

(4)    the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date;

(5)    the amount of any indebtedness or obligations of the Fund senior in right of payments to the Preferred; and

(6)    any current liabilities to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) though (i)(F) became payable, otherwise the S&P Discounted Value) of any of the Fund’s assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F); or

(ii)    if the average S&P Discount Factor (a set forth in e.(ii) below) of the Fund’s aggregate S&P Eligible Assets (as set forth in f.(ii) below) is less than 200%, the Preferred Basic maintenance Amount shall be calculated in the same manner as the asset coverage required by Section 18 of the 1940 Act with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares). In effect, all assets of the Fund will be considered S&P Eligible Assets as provided for in f.(i) below and a S&P Discount Factor or 200% will apply as provided for in e.(i) below.

(b)    ‘‘Approved Price’’ means the ‘‘fair value’’ as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

(c)    ‘‘Bank Loans’’ means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

(d)    ‘‘Pricing Service’’ shall mean, for purposes of the definition of Market Value in the Statement, the following:

Bridge Information Systems
FT Interactive Data Corp.
Kenny S&P Pricing Services
IDC/WM Company
Loan Pricing Corporation

(e)    ‘‘S&P Discount Factor’’ means either:

(i)    if the average S&P Discount Factor (as set forth in ii below) of the Fund’s S&P Eligible Assets (as set forth in f.(ii) below) is less than 200%, the S&P Discount Factor shall be 200% for all S&P Eligible Assets (as set forth in f.(i) below); or

(ii)    if the average S&P Discount Factor (as set forth in this section) of the Fund’s S&P Eligible Assets (as set forth in f.(ii) below) is 200% or greater, the S&P Discount Factor means:

Type of S&P Eligible Asset	Discount Factor for AAA Rating
Fixed rate Preferred stock (DRD)	180.00%
Fixed rate Preferred stock (DRD) non-investment grade	185.00%
Adjustable rate Preferred stock (DRD)	158.00%
Adjustable rate Preferred stock (DRD) non-investment grade	163.00%
Taxable Preferred stock (Non-DRD)	154.66%
Taxable Preferred stock (Non-DRD) non-investment grade	159.66%
Convertible securities ‘AAA’	148.25%
Convertible securities ‘AA’	154.97%
Convertible securities ‘A’	161.70%
Convertible securities ‘BBB’	168.42%
Convertible securities ‘BB’	175.15%
Convertible securities ‘B’	181.87%
Convertible securities ‘CCC’	188.60%
Treasury 1-year	101.99%
Treasury 2-year	103.77%

Type of S&P Eligible Asset	Discount Factor for AAA Rating
Treasury 5-year	109.09%
Treasury 10-year	115.14%
Treasury 30-year	126.33%
U.S. Agency Debt Securities	120.48%
U.S. Agency Mortgage Securities 15-year	128.80%
U.S. Agency Mortgage Securities 30-year	131.20%
U.S. Agency Mortgage Securities 1/1 ARMS	121.70%
U.S. Agency Mortgage Securities 3/1 ARMS	122.10%
U.S. Agency Mortgage Securities 5/1 ARMS	122.50%
U.S. Agency Mortgage Securities 10/1 ARMS	122.70%
Floating Rate CMBS ‘AAA’	112.29%
Floating Rate CMBS ‘AA’	115.69%
Floating Rate CMBS ‘A’	122.95%
Floating Rate CMBS ‘BBB’	146.69%
Floating Rate RMBS ‘AAA’	112.57%
Floating Rate RMBS ‘AA’	115.98%
Floating Rate RMBS ‘A’	123.27%
Floating Rate RMBS ‘BBB’	147.11%
Corporate Bonds Rated AAA	110.00%
Corporate Bonds Rated AA	113.28%
Corporate Bonds Rated A	116.85%
Corporate Bonds Rated BBB	121.82%
Corporate Bonds Rated BB	135.32%
Corporate Bonds Rated B	168.76%
Corporate Bonds Rated CCC	252.03%
Corporate Bonds Rated CCC−	350.00%
Bank Loan Performing, greater than $.90	117.79%
Bank Loan Performing, between $.85 and $.90	125.47%
Bank Loan Non-performing, greater than $.85	154.08%
Bank Loan Non-performing, less than or equal to $.85	178.25%
Auto Loans (fixed or floating) WAL less than 5-years	130.00%
Auto Loans (fixed or floating) WAL between 5 and 10-years	140.00%
Credit Card Loans (fixed) WAL less than 5-years	130.00%
Credit Card Loans (fixed) WAL between 5 and 10-years	140.00%
Credit Card Loans (floating)	112.70%
REIT Common Stock	148.79%
Large Cap Equity (including ADRs)	157.70%
Mid-Cap Equity (including ADRs)	172.79%
Small-Cap Equity (including ADRs)	196.35%
Master Limited Partnerships	625.00%
Credit Linked Notes rate AAA	125.00%

Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A 1 + or SP 1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A 1 or SP 1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A 1+ or SP 1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A l+ from S&P ; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as ‘‘High Yield Securities’’) may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. ‘‘Receivables for Municipal Obligations Sold,’’ for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the Preferred. For purposes of the foregoing, Anticipation Notes rated SP 1+ or, if not rated by S&P, equivalent to A l+ or SP 1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an ‘‘A l+’’ rated institution will be 100%. ‘‘A 1+’’ rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in ‘‘A 1+’’ rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as ‘‘sweep’’ vehicles will be 110%. Money Market Funds rated ‘‘AAAm’’ will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

Receivables that are due in more than five business days of a valuation date qualify as a S&P’s-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

(f)    ‘‘S&P Eligible Assets’’ means either:

(i)    if the average S&P Discount Factor (as set forth in e.(ii) above) of the Funds’ S&P Eligible Assets (as set forth in (ii) below) is less than 200%, all assets of the Fund shall be considered S&P Eligible Assets; or

(ii)    if the average S&P Discount Factor (as set forth in e.(ii) above) of the Funds’ S&P Eligible Assets (as set forth in this section) is 200% or greater, S&P Eligible Assets means:

(1)    Deposit Securities;

(2)    U.S. Government Obligations and U.S. Government Agencies;

(3)    Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) (‘‘Other Debt’’) and that satisfy all of the following conditions:

(a)	no more than 10% of the Other Debt may be unrated;

(b)	the remaining term to maturity of such Other Debt shall not exceed thirty (30) years;

(c)	and such Other Debt must provide for periodic interest payments in cash over the life of the security;

(d)	the issuer of such evidences of indebtedness files periodic financial statements with the Commission; provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Fund’s Other Debt;

(4)    Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

(a)	such evidence of indebtedness is rated at least CCC by S&P; and

(b)	if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

(5)    Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) (‘‘Agency Mortgage Collateral’’). Agency Mortgage Collateral the following conditions apply:

(a)	For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

(b)	Qualifying ‘‘large pool’’ FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage (‘‘ARMs’’) programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

(c)	FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

(d)	Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

(6)    Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA− ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

(7)    Mortgage-backed Securities.

(a)	Mortgage Pass-through Certificates are publicly issued instruments rated at least ‘AA−’ by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.

(b)	Fixed-Rate and Adjustable-rate mortgage collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a ‘AA’ rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

(c)	FHAA-Insured Multifamily Loans must have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

(d)	Collateralized Mortgage Obligations tranches are publicly issued instruments rated ‘AAA’ by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

(8)    Rule 144A Securities;

(9)    Senior Loans, provided, however, that the initial issue amount (facility size) is at least $100 million. The minimum accepted holding size (notional amount) of any given loan not rated by S&P, Moody’s or other nationally recognized rating agency is at least $1 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. For loans rated by S&P, Moody’s or other nationally recognized rating agency, there is no minimum accepted holding size. Senior Loan Participations and non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Fund’s total assets. These levels apply to U.S. lenders only; any international loans are excluded.

(10)    Preferred stocks that satisfy all of the following conditions:

(a)	The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least ‘BBB−, or the preferred issue must be rated at least BBB−.

(b)	The issuer—or if the issuer is a special purpose corporation, its parent — is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

(c)	The collateral pays cash dividends denominated in U.S. dollars.

(d)	Private placements under Rule 144A with registration rights are eligible assets.

(e)	The minimum market capitalization of eligible issuers is $100 million.

(11)    Restrictions for floating-rate preferred stock:

(a)	Holdings must be limited to preferred stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

(b)	The floating-rate preferred stock may not have been subject to a failed auction.

(12)    Restrictions for adjustable—or auction-rate preferred stock:

(a)	The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

(13)    Concentration Limits:

(a)	Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

(b)	Preferred stock rated below B− (including non-rated preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

(c)	Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB−.

(d)	Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

(14)    Common Stocks (including ADRs). Common stocks that satisfy all of the following conditions:

(a)	The issuer can hold no more than the average monthly trading volume over the past year.

(b)	Each stock must have a minimum market capitalization of at least $100 million.

(c)	Restricted stocks (144A securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

(d)	The issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, NASDAQ, and National Market Quotations).

(e)	The collateral is owned by the Fund, or the trustee or collateral agent has a first perfected priority security interest in the collateral. (For S&P’s perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

Note:
Add 20 percentage points to the overcollateralization level for common stock that do not meet the requirement of item number 4 above.

(15)    Municipal Obligations. A Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated ‘AA’ or better by S&P ; or, if not rated by S&P but rated AAA by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

(a)	Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least ‘‘BBB’’ by S&P or ‘‘A’’ by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

(b)	Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

(c)	Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

(16)    Asset Backed Securities. Receivables-backed tranches are publicly issued with a rating of ‘‘AA’’ or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.

Escrow Bonds may comprise 100% of the Fund’s S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Fund’s S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.

The Fund’s portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Global Industry Classification System.

Any asset of the Fund that does not have an S&P Discount Factor will be valued at $0.00.

(g)    ‘‘S&P Exposure Period’’ means the sum of (i) that number of days from the last Valuation Date on which the Fund’s Discounted Value of S&P Eligible Assets were greater than the Preferred Basic Maintenance Amount to the Valuation Date on which the Fund’s Discounted Value of S&P Eligible Assets failed to exceed the Preferred Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under this Statement.

(h)    ‘‘S&P Hedging Transactions’’ For so long as any Preferred are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to Preferred by S&P, except that the Fund may purchase or sell futures contracts and engage in swaps, caps, floors, and collars, reverse repurchase or repurchase agreements, short sales, write, purchase or sell put and call options on such contracts (collectively, ‘‘S&P Hedging Transactions’’), subject to the following limitations:

Futures and Options

1.    S&P Hedging Transactions may not exceed the notional value of the preferred shares outstanding;

2.    the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

3.    the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

4.    when the Fund writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund’s broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

Credit Default Swap entered into according to International Swap Dealers Association (‘ISDA’) standards if premiums not paid in advance will be counted as a liability for purpose of the asset coverage test; the trust is not the seller of credit protection.

Interest Rate Swaps

1.    The fund may engage in interest rate swaps if it is accordance to International Swap Dealers Association (‘ISDA’) standards,

2.    the counterparty to the swap transaction has a minimum short-term rating of ‘A-1’ or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty’s minimum senior unsecured long-term debt rating is ‘A−’, or equivalent by S&P, or higher,

3.    The original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares,

4.    The interest rate swap transaction will be marked-to-market weekly by the swap counterparty, If the trust fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement shall terminate immediately,

5.    For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the fund’s rights will be eligible assets. 100% of any negative mark-to-market valuation of the fund’s rights will be included in the calculation of the basic maintenance amount,

6.    The trust must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the fund’s obligations over its entitlement with respect to each swap. If the swap agreement is not on a net basis, it must maintain liquid and unencumbered assets with a value at least equal to the full amount of the fund’s accrued obligations under the agreement. For caps/floors, must maintain liquid assets with a value at least equal to the fund’s obligations with respect to such caps or floors.

Short Sales

The fund may engage in short sales of securities or short sales against the box if:

1.    the fund segregates liquid and unencumbered assets in an amount that when combined with the amount of collateral deposited with the broker in connection with the short sale equals the current market value of the security sold short or if the fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short and is required to hold such securities while the short sale is outstanding.

2.    The transaction will be marked to market daily by the counterparty.

Margin Purchase

1.    the fund segregates liquid and unencumbered assets in an amount that when combined with the amount of collateral deposited with the broker in connection with the margin purchase equals the current net obligation of the fund.

2.    The transaction will be marked to market daily by the counterparty.

Reverse Repurchase Agreement

The fund may engage in reverse repurchase agreements if:

1.    the counterparty is rated at least A−/A-1 and the agreement matures in 30 days or less, or

2.    the counterparty must be rated AA−/A-1+ if the transaction matures in more than 30 days but less than 183 days,

3.    and the securities are marked to market daily by the counterparty.

For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate settlement value of the transaction shall be reduced by an amount equal to the S&P Discount Factor for that asset.

The funds obligations to any counterparty under an S&P Hedging Transaction shall be counted as a liability that is senior to the preferred in calculating the Preferred Shares Basic Maintenance Amount.

(i)    ‘‘S&P Industry Classifications’’ means for the purpose of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P Global Industry Classification System):

Aerospace & Defense	Industrial Conglomerates
Air Freight and Logistics Airlines	Insurance
Automobiles	Internet & Catalog Retail
Automobile Components	Internet Software & Services

Beverages	IT Services
Biotechnology	Leisure Equipment & Products
Building Products	Machinery
Cable	Marine
Capital Markets	Media
Computers & Peripherals	Metals & Mining
Commercial Banks	Office Electronics
Commercial Services & Supplies	Oil & Gas
Communications Equipment	Packaging and Containers
Construction & Engineering	Paper & Forest Products
Consumer Finance	Personal Products
Containing & Packaging	Pharmaceuticals
Distributors	Real Estate
Diversified Financial Services	Retail
Diversified Telecommunication Services	Road & Rail
Electric Utilities	Software
Electrical Equipment	Specialty Retail
Electronic Equipment & Instrument	Semiconducters and Semi Conducter
Energy Equipment & Services	Equipment
Food & Staples Retailing	Textiles, Apparel and Luxury Goods
Food Products	Thrift & Mortgage Finance
Gas Utilities	Tobacco
Healthcare Equipment & Supplies	Trading Companies & Distributors
Healthcare Providers & Services	Transportation and Infrastructure
Hotels, Restaurants & Leisure	Transportation Utilities
Household Durables	Water Utilities
Household Products	Wireless Telecommunication Services

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and S&P, to the extent the Fund considers necessary.

(j)    ‘‘S&P Real Estate Industry/Property Sector Classification’’ means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by NAREIT):

Office	Shopping Centers Industrial
Regional Malls
Mixed	Free Standing
Apartments	Home Financing
Manufactured Homes	Commercial Financing Diversified
Self Storage
Lodging/Resorts	Specialty
Health Care

The Fund will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, will consult with the independent auditor and/or S&P, as necessary.

(k)    ‘‘S&P Loan Category’’ means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

a.    ‘‘S&P Loan Category A’’ means Performing Senior Loans which have a Market Value greater than $0.90;

b.    ‘‘S&P Loan Category B’’ means Performing Senior Loans which have a Market Value greater than or equal to $0.85 but equal to or less than $0.90;

c.    ‘‘S&P Loan Category C’’ means non-Performing Senior Loans which have a Market Value greater than $0.85;

d.    ‘‘S&P Loan Category D’’ means:

(i)	Performing Senior Loans which have a Market Value less than $.85; and

(ii)	Non-Performing Senior Loans which have a Market Value less than or equal to $.85.

e.    ‘‘Performing’’ means that no default as to the payment of principal or interest has occurred and is continuing.

(l)    ‘‘Senior Loan’’ means any secured Bank Loan that is not subordinated by its terms to any other indebtedness of the borrower.

(m)    ‘‘Senior Loan Participations’’ means participations by the Fund in a lender’s portion of a Bank Loan where the Fund has a contractual relationship with such lender and not the borrower.

(n)    ‘‘U.S. Government Securities’’ mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

(o)    ‘‘U.S. Treasury Securities’’ means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

(p)    ‘‘U.S. Treasury Strips’’ means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

APPENDIX D

FITCH GUIDELINES

Below is set forth for BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) the Fitch Preferred Shares Guidelines (‘‘Fitch Guidelines’’), as defined in the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Preferred Shares (the ‘‘Statement’’). Capitalized terms not defined herein shall have the same meanings as defined in the Statement. Fitch may amend, alter or change these Fitch Guidelines, in its sole discretion, provided however, that Fitch provide any such amendments, alterations or changes to the Trust in writing. Any documents provided to Fitch pursuant to this document shall be delivered to Fitch electronically at the following email address: funds.surveillance@fitchratings.com. To the extent that the Fitch Guidelines conflict with the terms of the Statement, the Fitch Guidelines shall control.

Except as expressly permitted in ‘‘Fitch Hedging Transactions’’, for so long as any AMPS are outstanding and Fitch is rating such shares, the Trust will not, unless it has received written confirmation from Fitch (email would be considered as written confirmation), that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

(95)    borrow money, except that the Trust may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for ‘‘temporary purposes,’’ is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 percent of the value of the total assets of the Trust at the time of the borrowing; for purposes of the foregoing, ‘‘temporary purpose’’ means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

(96)    buy or sell futures or write put or call options;

(97)    issue additional shares of any series of the Preferred Shares or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Trust, or reissue any AMPS previously purchased or redeemed by the Trust;

(98)    merge or consolidate into or with any other corporation;

(99)    lend securities;

(100)    enter into reverse repurchase agreements that would cause the Trust to exceed 33% leverage (inclusive of outstanding AMPS);

(101)    change the pricing service referred to in the definition of ‘‘Pricing Service’’;

(102)    engage in interest rate swaps, caps and floors, except that the Trust may, without obtaining the written consent described above, engage in swaps, caps and floors if; (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by S&P or Fitch; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is ‘‘in the money’’ is valued at 90% of the accrued net excess of the Trust’s entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the AMPS) and the Discounted Value of the S&P Eligible Assets (if S&P is then rating the AMPS); (iv) for swaps, caps and floors that are ‘‘out of the money,’’ 100% of any accrued net excess of the Trust’s obligations under such instrument over its entitlements under such instrument, which excess is included as a liability of the Trust for the purposes of calculating the Preferred Share Basic Maintenance Amount (if either S&P or Fitch are then rating the AMPS); (v) the swap, cap or floor will be terminated if the Trust fails to maintain Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS) and S&P

Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS) on any two consecutive Valuation Dates; and (vi) the Trust provides Fitch (if Fitch is then rating the AMPS) and S&P (if S&P is then rating the AMPS) subsequent notice of entering into the swap, cap or floor;

(103)    short sell securities such that the position held in such security would exceed 20% of its average daily trading volume (measured as of the 10 trading day period prior to such transaction) as determined from Bloomberg or an equivalent source (if Fitch is then rating the AMPS); or

(104)    short sell securities of a single issuer which would cause the Trust’s holdings in such issuer to exceed 2% of the total market value of the Trust’s portfolio invested in such issuer (if Fitch is then rating the AMPS).

Certain Definitions.

For purposes of Fitch Guidelines, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

‘‘APPROVED FOREIGN NATIONS’’ has the meaning set forth in the definition of ‘‘Fitch Eligible Assets.’’

‘‘APPROVED PRICE’’ means the ‘‘fair value’’ as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least weekly.

‘‘BANK LOANS’’ means direct purchases of, assignments of, participations in and other interests in (i) any bank loan or (ii) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (ii) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

‘‘BUSINESS DAY’’ means a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized or obligated by law to close.

‘‘DEBT SECURITIES’’ has the meaning set forth in paragraph (v) of the definition of ‘‘Fitch Eligible Assets.’’

‘‘ESCROWED BONDS’’ shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P’s legal defeasance criteria or, (ii) have been determined to be economically defeased in accordance with S&P’s economic defeasance criteria and assigned a rating by S&P, are not rated by S&P but have been determined to be legally defeased by another Rating Agency or have been determined to be economically defeased by another Rating Agency and assigned a rating from such Rating Agency.

‘‘FITCH DISCOUNT FACTOR’’ means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

(1)    Municipal Obligations:    The Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the exposure period, in accordance with the table set forth below.

AAA*	AA*	A*	BBB*	F1**	Unrated***
158%	163%	170%	177%	138%	240%

*	Fitch rating (or, if not rated by Fitch, see the definition of ‘‘FITCH ELIGIBLE ASSETS’’ below).

**	Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of ‘‘FITCH ELIGIBLE ASSETS’’ below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***	Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of ‘‘FITCH ELIGIBLE ASSETS’’ below) and unrated securities.

Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody’s or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

(2)    Corporate Debt Securities:    The Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Fitch Discount Factors for Corporate Debt Securities
Including Non-Investment Grade Bonds

Terms to Maturity	AAA	AA	A	BBB	BB	Unrated (1)
1 year or less	106%	108%	110%	112%	130%	152%
2 years or less (but longer than 1 year)	106%	108%	110%	112%	130%	152%
3 years or less (but longer than 2 years)	106%	108%	110%	112%	130%	152%
4 years or less (but longer than 3 years)	111%	113%	115%	117%	134%	152%
5 years or less (but longer than 4 years)	111%	113%	115%	117%	134%	152%
7 years or less (but longer than 5 years)	114%	116%	118%	120%	136%	152%
10 years or less (but longer than 7 years)	116%	118%	120%	122%	137%	152%
15 years or less (but longer than 10 years)	120%	122%	124%	124%	139%	152%
30 years or less (but longer than 15 years)	124%	127%	129%	129%	145%	152%
Greater than 30 years	124%	127%	129%	129%	145%	152%

(1)	If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Trust will use the percent set forth under ‘‘Unrated’’ in the table above.

The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A−, the rating for debt securities rated BB− will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) TRACERs and TRAINs, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the TRACER or TRAIN. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

(3)    Common Stock and Warrants:    The Fitch Discount Factor applied to common stock will be:

	Securities Sold Long	Securities Sold Short
Large-cap stocks:	200%	200%
Mid-cap stocks:	233%	250%
Small-cap stocks:	286%	333%
Others:	370%	370%

See ‘‘FITCH ELIGIBLE ASSETS—Common Stocks’’ for definitions of large-cap, mid-cap and small-cap stocks.

(4)    Preferred Stock:    The Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

Preferred Stock (1)	Discount Factor
AAA	130%
AA	133%
A	135%
BBB	139%
BB	154%
Not rated or below BB	161%
Investment grade DRD	164%
Note rated or below investment grade DRD	200%

(1)	If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Trust will use the percent set forth under ‘‘Not rated or below BB’’ in the table above.

(5)    Convertible Securities:    The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (i) conversion premium greater than 100% nor (ii) have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

(6)    U.S. Government Securities:

Time Remaining To Maturity	Discount Factor
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
Greater than 25 years	154%

(7)    Short-Term Investments and Cash:    The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and Municipal Debt Obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash. A Fitch Discount Factor of 100% will be applied to cash. Money market funds that are subject to rule 2a-7 of the Investment Company Act, as amended, which are rated AAA/V1+ by Fitch (or the equivalent by another NRSRO) will also have a discount factor of 100%. Unrated money market funds will have a discount factor of 115%.

(8)    Rule 144A Securities:    The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under ‘‘Corporate Debt Securities’’ in subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.

(9)    Asset Backed and Mortgage Backed Securities:    The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	128%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. agency interest only securities (with Market Value greater than $0.40)	696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)	214%
AAA LockOut securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

(1)	Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

(10)    Real Estate Investment Trusts:

(A)    For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred stock	154%
REIT or other real estate company stock	196%

(B)    For corporate debt securities of REITs, the Fitch Discount Factor applied shall be:

Terms to Maturity	AAA	AA	A	BBB	BB	B	Unrated
1 year or less	111%	114%	117%	120%	121%	127%	127%
2 years or less (but longer than 1 year)	116%	123%	125%	127%	132%	137%	137%
3 years or less (but longer than 2 years)	121%	125%	127%	131%	133%	140%	152%
4 years or less (but longer than 3 years)	126%	126%	129%	132%	136%	140%	164%
5 year or less (but longer than 4 years)	131%	132%	135%	139%	144%	149%	185%
7 years or less (but longer than 5 years)	140%	143%	146%	152%	159%	167%	228%
10 years or less (but longer than 7 years)	141%	143%	147%	153%	160%	168%	232%
12 years or less (but longer than 7 years)	144%	144%	150%	157%	165%	174%	249%
15 years or less (but longer than 12 years)	148%	151%	155%	163%	172%	182%	274%
30 years or less (but longer than 15 years)	152%	156%	160%	169%	180%	191%	306%

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as ‘‘Unrated’’ in the table above.

(11)    Futures and Call Options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

(12)    Securities Lending:    The Trust may engage in securities lending in an amount not to exceed 10% of the Trust’s total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Trust in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Trust’s obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Trust’s obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Trust in a securities lending transaction and maintained by the Trust in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

(13)    Swaps (including Total Return Swaps and Interest Rate Swaps):    Total Return and Interest Rate Swaps are subject to the following provisions:

If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A− or Moody’s rating of A3.

(A)    Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

(B)    In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.

(C)(1)    The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Trust will not include a credit default swap as a Fitch Eligible Asset purchase by the Trust without the Trust holding the underlying security or when the Trust buys a credit default swap for a basket of securities without holding all the securities in the basket.

(14)    Senior Loans:    The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities (‘‘Senior Loans’’) shall be the percentage specified in the table below opposite such Fitch Loan Category:

Fitch Loan Category	Discount Factor
A	115%
B	130%
C	152%
D	370%

Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

(15)    Structured Notes:    The Fitch Discount Factor applied to Structured Notes will be (a) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with clause (C) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in clause (C); and (b) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with clause (E) under this definition.

(16)    Catastrophe Bonds:    The Fitch Discount Factor applied to Catastrophe Bonds will be 333.33%.

(17)    Royalty Trusts:    The Fitch Discount Factor applied to Royalty Trusts shall be applied in accordance with the table set forth below.

Discount Factor
Large-cap	225%
Mid-cap	260%
Small-cap	317%
Other	396%

Small-cap Royalty Trusts refer to Royalty Trusts with a market capitalization of greater than $250 million but less than $1 billion; Mid-cap Royalty Trusts refer to Royalty Trusts with a market capitalization between $1 billion and $2 billion; Large-cap Royalty Trusts are Royalty Trusts with a market capitalization over $2 billion. The Fitch Discount Factor applied to Royalty Trusts which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply was the securities not so restricted.

(18)    Marine Transportation Securities:    The Fitch Discount Factor applied to Marine Transportation Securities shall be applied inaccordance with the table set forth below.

Discount Factor
Large-cap	210%
Mid-cap	243%
Small-cap	296%
Other	370%

(19)    Securities Subject to Credit Derivatives:    A security whose credit risk is hedged by a long position in a credit derivative with a swap counterparty approved by the Board of Directors of the Trust shall apply the relevant Fitch Discount Factor described above to the combined value of the security and the derivative(s) calculated as follows: (i) If the remaining term to maturity of the credit derivative is at least 95% but not more than 105% of the remaining term to maturity of the security whose credit it is protecting, then the Fitch Discount Factor will be based upon the remaining term to maturity of the security and the rating of the credit derivative counterparty, multiplied by 110%; or (ii) if the remaining term to maturity of the credit derivative is greater than 49 days but less than 95% of the remaining term to maturity of the security whose credit it is protecting, then the Fitch Discount Factor will be the Fitch Discount Factor of the security that is subject to the credit derivative minus the product of (a) the remaining term to maturity of the credit derivative divided by the remaining term to maturity of the security that is subject to the credit derivative and (b) the Fitch Discount Factor of the security that is subject to the credit derivative minus the Fitch Discount Factor calculated in (i) above; provided, however, that if Fitch provides a Fitch Discount Factor in writing, that Discount Factor shall be used in lieu of (i) or (ii); the use of the foregoing Fitch Discount Factors is subject to reporting of the components of the credit hedge to Fitch by the Trust.

(20)    Synthetic Assets:    The Fitch Discount Factor for a Synthetic Asset, which is a combination of a security and a derivative(s) that together are a close economic substitute for a Fitch Eligible Asset, shall be the Fitch Discount Factor that would be applied to the Fitch Eligible Asset that the Synthetic Asset is intended to replicate, multiplied by 120%.

(21)    Hedge Instruments:    The Fitch Discount Factor for a derivative contract that is not covered by (xx) or (xxi) above shall be determined as follows:

(A)    For exchange-traded options on futures contracts on U.S. Treasury Bonds and U.S. Treasury Notes, the Fitch Discount Factor shall be the Fitch Discount Factor for U.S. Government Securities whose maturity equals the maturity of the longest security deliverable into the underlying futures contract;

(B)    For exchange-traded options on futures contracts on interest rate swaps, obligations of agencies or instrumentalities of the U.S. and Eurodollars, the Fitch Discount Factor shall be the Fitch Discount Factor for Aaa-rated Corporate Debt Securities whose maturity equals the maturity of the longest security deliverable into the underlying futures contract;

(C)    For over the counter interest rate swaps, the Fitch Discount Factor shall be the Fitch Discount Factor for corporate debt securities whose rating equals the counterparty rating of the swap counterparty and whose maturity equals the maturity of the underlying interest rate swap;

(D)    For over the counter interest rate swaptions and other interest rate options, the Fitch Discount Factor shall be the Fitch Discount Factor for corporate debt securities whose rating equals the counterparty rating of the option counterparty and whose maturity equals the maturity of the interest rate swap or security underlying the option; or

(E)    Otherwise, the Fitch Discount Factor provided by Fitch in writing.

(22)    Master Limited Partnership (MLP) Securities: The Fitch Discount Factor applied to MLP Securities shall be applied in accordance with the table set forth below.

Discount Factor
Large-cap	210%
Mid-cap	243%
Small-cap	296%
Other	370%

Small-cap MLPs refer to MLPs with a market capitalization of greater than $250 million but less than $1 billion; Mid-cap MLPs refer to MLPs with a market capitalization between $1 billion and $2 billion; Large-cap MLPs are MLPs with a market capitalization over $2 billion. The Fitch Discount Factor applied to MLP Securities which are restricted as to resale will be 110% of the Fitch Discount Factor which would apply was the securities not so restricted.

(23)    Foreign Bonds:    The Fitch Discount Factor for non-U.S. corporate and sovereign debt securities is the percentage determined in accordance with the table set forth below

Country	Bond Type	Discount Factor
Hong Kong	Sovereign Yankee Bond	180%
Hong Kong	Corporate Yankee Bond	194%
India	Sovereign Yankee Bond	168%
India	Corporate Yankee Bond	181%
Korea	Sovereign Yankee Bond	352%
Korea	Corporate Yankee Bond	381%
Malaysia	Sovereign Yankee Bond	448%
Malaysia	Corporate Yankee Bond	484%
Philippines	Sovereign Yankee Bond	439%
Philippines	Corporate Yankee Bond	474%
Singapore	Sovereign Yankee Bond	138%
Singapore	Corporate Yankee Bond	149%
Thailand	Sovereign Yankee Bond	232%
Thailand	Corporate Yankee Bond	251%
Hong Kong	LC Government Bond < 1 year	258%
Hong Kong	LC Government Bond < 3 year	270%
Hong Kong	LC Government Bond < 5 year	323%
Hong Kong	LC Government Bond 5+ year	354%
India	LC Government Bond	465%
Korea	LC Government Bond	484%
Malaysia	LC Government Bond	527%
Philippines	LC Government Bond	434%
Singapore	LC Government Bond	258%
Taiwan	LC Government Bond	361%
Thailand	LC Government Bond	563%
EU	IG Corporate Securities	210%
EU	LC Government Bond	209%
Norway	LC Government Bond	224%
Sweden	LC Government Bond	225%
Poland	LC Government Bond	303%
UK	Gilt Securities	215%
UK	LC Corporate Bond – AAA rated	222%
UK	LC Corporate Bond – AA rated	225%
UK	LC Corporate Bond – A rated	228%
UK	LC Corporate Bond – BBB rated	231%
Canada	Local Currency Government Bond	185%
Canada	Local Currency Corporate Bond	192%
New Zealand	LC Government Bond	208%
New Zealand	LC Corporate Bond	216%
Australia	LC Government Bond	194%
Australia	LC Semi-Bond	194%
Australia	Eurobonds	194%
Australia	Quasi & Foreign Government	198%
Australia	LC Corporate Bond – AAA rated	201%
Australia	LC Corporate Bond – AA rated	203%
Australia	LC Corporate Bond – A rated	207%
Australia	LC Corporate Bond – BBB rated	210%

*	LC above is defined as Local Currency. Countries listed above with sovereign ratings of ‘A+’ and below are limited to 5% of the Aggregate Market Value of the Trust.

‘‘FITCH DIVERSIFICATION LIMITS’’ means portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch’s Eligible Assets:

Equity Securities	Maximum Single Issuer(1)
Large-cap	5%
Mid-cap	5%
Small-cap	5%

(1)	Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

Debt Securities Rated At Least(1)	Maximum Single Issuer(2)	Maximum Single Industry(2)(3)	Minimum Issue Size ($ In Million)(4)
AAA	100%	100%	$100
AA	20%	75%	$100
A	10%	50%	$100
BBB	6%	25%	$100
BB	4%	16%	$50
B	3%	12%	$50
CCC	2%	8%	$50

(1)	Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging Companies.

(2)	Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(3)	Industries are determined according to Fitch’s Industry Classifications, as defined herein.

(4)	Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation (‘‘FHLMC’’), the Federal National Mortgage Association (‘‘FNMA’’) or the Government National Mortgage Association (‘‘GNMA’’), which has no minimum issue size.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody’s rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Trust will treat the security as if it were CCC in the table above.

‘‘FITCH ELIGIBLE ASSET’’ means:

(1)    Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty (30) days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

(2)    Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (2) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months; in addition, money market funds subject to Rule 2a-7 under the 1940 Investment Act, as amended, are also eligible investments;

(3)    Municipal Obligations that (i) pay interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Trust’s portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

Rating	Minimum Issue Size ($ Millions)(1)	Maximum Single Underlying Obligor Issuer (%)(2)	Maximum State Allowed (%)(2)(3)
AAA	10	100	100
AA	10	20	60
A	10	10	40
BBB	10	6	20
BB	10	4	12
B	10	3	12
CCC	10	2	12

(1)	Preferred stock has a minimum issue size of $50 million.

(2)	The referenced percentage represents maximum accumulation total for the related rating category and each lower rating category.

(3)	Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody’s and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody’s and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody’s or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody’s; or, if not rated by Moody’s, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, ‘‘Liens’’), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the AMPS has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

(4)    U.S. Government Securities;

(5)    Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust’s investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Trust that including debt securities from such foreign country will adversely impact Fitch’s rating of the AMPS (the ‘‘Approved Foreign Nations’’), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as ‘‘Foreign Bonds’’), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as ‘‘Canadian Bonds’’). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as ‘‘Debt Securities.’’

(6)    Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB− or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

(7)    Common stocks (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Trust; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A− by Fitch and (ii) the aggregate Market Value of the Trust’s holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch’s Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar denominated American Depository Receipts (‘‘ADRs’’) which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Trust’s holdings of securities denominated in currencies other than the

U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Trust’s Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion;

(8)    Rule 144A Securities;

(9)    Warrants on common stocks described in (vii) above;

(10)    Any common stock, preferred stock or any debt securities of REITs or real estate companies, subject to 5% issuer limitation (inclusive of common, preferred, debt and other securities);

(11)    Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association (‘‘ISDA’’) standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the AMPS originally issued;

(12)    Swaps, including Total Return Swaps entered into according to ISDA;

(13)    Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS;

(14)    Asset backed and mortgage backed securities;

(15)    Senior loans; and

(16)    Fitch Hedging Transactions.

Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A− by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust’s custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

‘‘FITCH EXPOSURE PERIOD’’ means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

‘‘FITCH HEDGING TRANSACTIONS’’ means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch, LIBOR or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch, LIBOR or Treasury bonds, subject to the following limitations:

(i)    The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund’s taking the opposite position thereto (‘‘closing transactions’’)) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

(ii)    The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

(A)    Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody’s; or, if not rated by Moody’s, rated at least AAA by S&P); or

(B)    Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody’s; or, if not rated by Moody’s, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

(iii)    The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

(iv)    The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

‘‘FITCH INDUSTRY CLASSIFICATIONS’’ means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

Aerospace & Defense
Automobiles
Banking, Finance & Real Estate
Broadcasting & Media
Building & Materials
Cable
Chemicals
Computers & Electronics
Consumer Products

Energy
Environmental Services
Farming & Agriculture
Food, Beverage & Tobacco
Gaming, Lodging & Restaurants
Healthcare & Pharmaceuticals
Industrial/Manufacturing
Insurance
Leisure & Entertainment
Metals & Mining
Miscellaneous
Packaging and Containers
Paper & Forest Products
Retail
Sovereign
Structured Finance Obligations
Supermarkets & Drugstores
Telecommunications
Textiles & Furniture
Transportation
Utilities

The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

‘‘FITCH LOAN CATEGORY ‘‘ means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

(1)    ‘‘FITCH LOAN CATEGORY A’’ means Performing Bank Loans, which have a Market Value or an Approved Price greater than or equal to $0.90.

(2)    ‘‘FITCH LOAN CATEGORY B’’ means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

(3)    ‘‘FITCH LOAN CATEGORY C’’ means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB− or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A− and the Moody’s rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody’s rating of Ba3, a Fitch rating of BB− will be used).

(4)    ‘‘FITCH LOAN CATEGORY D’’ means Bank Loans not described in any of the foregoing categories.

Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

‘‘FOREIGN BONDS’’ has the meaning set forth in the definition of ‘‘Fitch Eligible Assets.’’

‘‘MONEY MARKET FUND’’ is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

‘‘MIDDLE MARKET BANK PREFERRED STOCK’’ means, for purposes of determining the applicable Fitch Discount Factor, adjustable rate non-cumulative perpetual preferred stock issued by small- to mid-sized banks with assets of between $200 million and $10 billion.

‘‘OTHER RATING AGENCY’’ means any Rating Agency other than S&P or Fitch then providing a rating for the AMPS pursuant to the request of the Trust.

‘‘OTHER RATING AGENCY ELIGIBLE ASSETS’’ means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust’s assets in connection with such Other Rating Agency’s rating of AMPS.

‘‘PREFERRED SHARES BASIC MAINTENANCE AMOUNT’’ as of any Valuation Date means:

(1)    Fitch Eligible Assets having an aggregate Fitch Discounted Value equal to or greater than the dollar amount equal to the sum of:

(A)    the product of the number of Preferred Shares outstanding on such date multiplied by $25,000, plus any redemption premium applicable to the Preferred Shares then subject to redemption;

(B)    the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to and including the first Dividend Payment Date for each of the outstanding Preferred Shares that follows such Valuation Date;

(C)    the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date;

(D)    the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and

(E)    any current liabilities to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) though (i)(D) became payable, otherwise the Fitch Discounted Value) of any of the Fund’s assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(D).

‘‘PERFORMING’’ means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

‘‘PRICING SERVICE’’ means any pricing service designated by the Board of Trustees of the Trust and approved by Fitch or S&P, as applicable, for purposes of determining whether the Trust has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount.

‘‘RATING AGENCY’’ shall mean a nationally recognized statistical rating organization (‘‘NRSRO’’).

‘‘REORGANIZATION BONDS’’ has the meaning set forth under the definition of ‘‘Fitch Eligible Assets.’’

‘‘RULE 144A SECURITIES’’ means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust’s investment advisor acting pursuant to procedures approved by the Board of Trustees of the Trust.

‘‘SHORT-TERM MONEY MARKET INSTRUMENT’’ means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term of maturity thereof is not in excess of 180 days:

(i)    commercial paper rated A-1 and/or F1 if such commercial paper matures in 30 days or A-1+ and/or F1+ if such commercial paper matures in over 30 days;

(ii)    demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii)    overnight funds;

(iv)    U.S. Government Securities;

(v)    Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody’s and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody’s and either AA− from Fitch or AA-from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody’s, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or Trust company are not rated on any Valuation Date below P-1 by Moody’s, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes; and

(vi)    Money Market Funds.

‘‘STRUCTURED NOTES’’ means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an ‘‘embedded index’’), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

‘‘SWAP’’ means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or ‘‘swapped’’ between the parties, which returns are calculated with respect to a ‘‘notional amount,’’ i.e., a particular dollar amount invested at a particular interest rate or in a ‘‘basket’’ of securities representing a particular index.

‘‘TOTAL RETURN SWAP’’ means an agreement between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

‘‘TRACERs’’ means traded custody receipts representing direct ownership in a portfolio of underlying securities.

‘‘TRAINs’’ means Targeted Return Index Securities, which are trust certificates comprised of bonds that are chosen to track a particular index.

‘‘U.S. GOVERNMENT AGENCIES’’ means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.

‘‘U.S. GOVERNMENT OBLIGATIONS’’ means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

(i)    If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

(ii)    The trustee thereunder (‘‘USGO Trustee’’) must have a first, perfected security interest in the underlying collateral;

(iii)    The underlying collateral must be free and clear of third-party claims;

(iv)    The underlying collateral must be registered in the name of the USGO Trustee;

(v)    Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

(vi)    Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

(vii)    Over-collateralization levels do not apply to zero-coupon Treasuries.

‘‘VALUATION DATE’’ means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

APPENDIX B
RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (‘‘S&P’’) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

B-1

‘‘AAA’’	An obligation rated ‘‘AAA’’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
‘‘AA’’	An obligation rated ‘‘AA’’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
‘‘A’’	An obligation rated ‘‘A’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
‘‘BBB’’	An obligation rated ‘‘BBB’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
‘‘BB,’’ ‘‘B,’’ ‘‘CCC,’’ ‘‘CC,’’ and ‘‘C’’	Obligations rated ‘‘BB’’, ‘‘B’’, ‘‘CCC’’, ‘‘CC’’, and ‘‘C’’ are regarded as having significant speculative characteristics. ‘‘BB’’ indicates the least degree of speculation and ‘‘C’’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
‘‘BB’’	An obligation rated ‘‘BB’’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
‘‘B’’	An obligation rated ‘‘B’’ is more vulnerable to nonpayment than obligations rated ‘‘BB’’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
‘‘CCC’’	An obligation rated ‘‘CCC’’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
‘‘CC’’	An obligation rated ‘‘CC’’ is currently highly vulnerable to nonpayment.
‘‘C’’	A subordinated debt or preferred stock obligation rated ‘‘C’’ is currently highly vulnerable to nonpayment. The ‘‘C’’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘‘C’’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
‘‘D’’	An obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (−)	The ratings from ‘‘AA’’ to ‘‘CCC’’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.
‘‘N.R.’’	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

B-2

Short-Term Issue Credit Ratings

‘‘A-1’’	A short-term obligation rated ‘‘A-1’’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
‘‘A-2’’	A short-term obligation rated ‘‘A-2’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
‘‘A-3’’	A short-term obligation rated ‘‘A-3’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
‘‘B’’	A short-term obligation rated ‘‘B’’ is regarded as having significant speculative characteristics. Ratings of ‘‘B-1’’, ‘‘B-2’’, and ‘‘B-3’’ may be assigned to indicate finer distinctions within the ‘‘B’’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
‘‘B-1’’	A short-term obligation rated ‘‘B-1’’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
‘‘B-2’’	A short-term obligation rated ‘‘B-2’’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
‘‘B-3’’	A short-term obligation rated ‘‘B-3’’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
‘‘C’’	A short-term obligation rated ‘‘C’’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
‘‘D’’	A short-term obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

B-3

Active Qualifiers (Currently applied and/or outstanding)

‘‘i’’	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘‘i’’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘‘i’’ subscript will always be used in conjunction with the ‘‘p’’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ‘‘AAAp N.R.i’’ indicating that the principal portion is rated ‘‘AAA’’ and the interest portion of the obligation is not rated.
‘‘L’’	Ratings qualified with ‘‘L’’ apply only to amounts invested up to federal deposit insurance limits.
‘‘P’’	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘‘p’’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘‘p’’ subscript will always be used in conjunction with the ‘‘i’’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘‘AAAp N.R.i’’ indicating that the principal portion is rated ‘‘AAA’’ and the interest portion of the obligation is not rated.
‘‘pi’’	Ratings with a ‘‘pi’’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘‘pi’’ subscript. Ratings with a ‘‘pi’’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
‘‘pr’’	The letters ‘‘pr’’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
‘‘preliminary’’	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
‘‘t’’	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

B-4

Inactive Qualifiers (No longer applied or outstanding)

‘‘*’’	This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
‘‘C’’	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
‘‘q’’	A ‘‘q’’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
‘‘r’’	The ‘‘r’’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘‘r’’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘‘r’’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

MUNICIPAL ISSUER CREDIT RATING DEFINITIONS

A Standard & Poor’s issuer credit rating is a current opinion of an obligor’s overall financial capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer credit rating is not a recommendation to purchase, sell or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

Issuer credit ratings are based on current information furnished by obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can be either long-term or short term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term time horizon.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

B-5

‘‘AAA’’	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
‘‘AA’’	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
‘‘A’’	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
‘‘BBB’’	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
‘‘BB,’’ ‘‘B,’’ ‘‘CCC,’’ ‘‘CC,’’ and ‘‘C’’	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
‘‘BB’’	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
‘‘B’’	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
‘‘CCC’’	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
‘‘CC’’	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
‘‘C’’	The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
‘‘D’’	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (−)	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.
‘‘N.R.’’	An issue designated N.R. is not rated.

B-6

Short-Term Issue Credit Ratings

Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

‘‘SP-1’’	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
‘‘SP-2’’	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
‘‘SP-3’’	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (‘‘Moody’s’’) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

‘‘AAA’’	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
‘‘AA’’	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
‘‘A’’	Obligations rated A are considered upper medium grade and are subject to low credit risk.
‘‘BAA’’	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
‘‘BA’’	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
‘‘B’’	Obligations rated B are considered speculative and are subject to high credit risk.
‘‘CAA’’	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
‘‘CA’’	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
‘‘C’’	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody’s assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under

B-7

MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

SHORT TERM RATING DEFINITIONS:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

‘‘P-1’’	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.
‘‘P-2’’	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.
‘‘P-3’’	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.
‘‘NP’’	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:    Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

B-8

Municipal Long-Term Rating Definitions:

‘‘AAA’’	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘AA’’	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘A’’	Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘BAA’’	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘BA’’	Issuers or issues rated Ba demonstrate below average creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘B’’	Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘CAA’’	Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘CA’’	Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘C’’	Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal Short Term Debt And Demand Obligation Ratings

Municipal Short Term Rating Definitions:

There are three rating categories for short term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

‘‘MIG 1’’	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.
‘‘MIG 2’’	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
‘‘MIG 3’’	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.
‘‘SG’’	This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Rating Definitions:

In the case of variable rate demand obligations (VRDOs), a two component rating is assigned; a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (‘‘demand feature’’), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long or short term aspect of a VRDO is not rated, that piece is designated NR, i.e. Aaa/NR or NR/VMIG 1.

B-9

VMIG rating expirations are a function of each issue’s specific structural or credit features.

‘‘VMIG 1’’	This designation denotes superior credit quality. Excellent protection is afforded by the superior short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
‘‘VMIG 2’’	This designation denotes strong credit quality. Good protection is afforded by the strong short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
‘‘VMIG 3’’	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
‘‘SG’’	This designation denotes speculative grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (‘‘Fitch’’) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

‘‘AAA’’	Highest credit quality. ‘‘AAA’’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
‘‘AA’’	Very high credit quality. ‘‘AA’’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
‘‘A’’	High credit quality. ‘‘A’’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
‘‘BBB’’	Good credit quality. ‘‘BBB’’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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Speculative Grade

‘‘BB’’	Speculative. ‘‘BB’’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
‘‘B’’	Highly speculative. For issuers and performing obligations, ‘‘B’’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘‘R1’’ (outstanding).
‘‘CCC’’	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘‘R2’’ (superior), or ‘‘R3’’ (good) or ‘‘R4’’ (average).
‘‘CC’’	For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘‘R4’’ (average) or ‘‘R5’’ (below average).
‘‘C’’	For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘‘R6’’ (poor).
‘‘RD’’	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
‘‘D’’	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
—failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
—the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
—the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated D upon a default. Defaulted and distressed obligations typically are rated along the continuum of C to B ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the B or CCC-C categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a

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material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings:

The modifiers ‘‘+’’ or ‘‘−’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:    Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:    An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘‘put’’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘‘PIF’’	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.
‘‘NR’’	indicates that Fitch Ratings does not rate the issuer or issue in question.
‘‘Withdrawn’’:	A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL LONG-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the ‘‘best’’ credit risk in a country. This ‘‘best’’ risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

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A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

‘‘AAA(xxx)’’	‘‘AAA’’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the ‘‘best’’ credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.
‘‘AA(xxx)’’	‘‘AA’’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.
‘‘A(xxx)’’	‘‘A’’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.
‘‘BBB(xxx)’’	‘‘BBB’’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.
‘‘BB(xxx)’’	‘‘BB’’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
‘‘B(xxx)’’	‘‘B’’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.
‘‘CCC(xxx),’’ ‘‘CC(xxx),’’ ‘‘C(xxx)’’	These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
‘‘DDD(xxx),’’ ‘‘DD(xxx),’’ ‘‘D(xxx)’’	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

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‘‘F1’’	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added ‘‘+’’ to denote any exceptionally strong credit feature.
‘‘F2’’	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
‘‘F3’’	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.
‘‘B’’	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
‘‘C’’	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
‘‘RD’’	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
‘‘D’’	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers ‘‘+’’ or ‘‘−’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:    Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:    An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘‘put’’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

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Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘‘PIF’’	Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
‘‘NR’’	indicates that Fitch Ratings does not rate the issuer or issue in question.
‘‘Withdrawn’’:	A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the ‘‘best’’ credit risk in a country. This ‘‘best’’ risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

‘‘F1(xxx)’’	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the ‘‘best’’ credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a ‘‘+’’ is added to the assigned rating.
‘‘F2(xxx)’’	Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
‘‘F3(xxx)’’	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
‘‘B(xxx)’’	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
‘‘C(xxx)’’	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
‘‘D(xxx)’’	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

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APPENDIX C

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor’s or Sub-Advisor’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices (‘‘index options’’). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options (‘‘OTC Options’’) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (‘‘OCC’’) which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty

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fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (‘‘initial margin’’). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of ‘‘variation margin’’ may be required, a process known as ‘‘marking to the market.’’ Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.    The Trust’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust’s obligations with respect to such instruments.

Such amounts fluctuate as the obligations increase or decrease.    The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

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Strategic Transactions Present Certain Risks.    With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor’s and the Sub-Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.    The Trust has claimed an exclusion from the term ‘‘commodity pool operator’’ under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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